UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
May 31, 2021
Columbia Multi Strategy Alternatives Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Multi Strategy Alternatives Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Multi Strategy Alternatives Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with absolute (positive) returns over a complete market cycle.
Portfolio management
Columbia Management Investment Advisers, LLC
Marc Khalamayzer, CFA
Joshua Kutin, CFA
Matthew Ferrelli, CFA
Dan Boncarosky, CFA
Brian Virginia
Corey Lorenzen, CFA
Jason Callan
Tom Heuer, CFA
Ryan Osborn, CFA
AQR Capital Management, LLC
Jordan Brooks, Ph.D.
Jonathan Fader
Lars Nielsen
Yao Hua Ooi
Ashwin Thapar
QMA LLC
Marco Aiolfi, Ph.D.
Yesim Tokat-Acikel, Ph.D.
Average annual total returns (%) (for the period ended May 31, 2021)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	01/28/15	6.50	-4.21	-4.13
	Including sales charges		0.44	-5.34	-5.02
Advisor Class		01/28/15	6.79	-3.96	-3.88
Class C	Excluding sales charges	01/28/15	5.73	-4.91	-4.84
	Including sales charges		4.73	-4.91	-4.84
Institutional Class		01/28/15	6.73	-3.95	-3.91
Institutional 2 Class		01/28/15	6.81	-3.88	-3.81
Institutional 3 Class		01/28/15	6.86	-3.81	-3.75
Class R		01/28/15	6.31	-4.43	-4.36
FTSE One-Month U.S. Treasury Bill Index			0.07	1.08	0.87
HFRX Global Hedge Fund Index			13.54	4.19	2.55
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to October 1, 2019 reflects returns achieved by the Investment Manager according to different principal investment strategies. If the Fund’s current management and strategies had been in place for the prior periods, results shown may have been different.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of one-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (January 28, 2015 — May 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi Strategy Alternatives Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2021)
Asset-Backed Securities — Non-Agency	8.1
Commercial Mortgage-Backed Securities - Agency	0.1
Commercial Mortgage-Backed Securities - Non-Agency	6.3
Money Market Funds	37.4
Options Purchased Puts	1.0
Residential Mortgage-Backed Securities - Agency	13.9
Residential Mortgage-Backed Securities - Non-Agency	15.0
Treasury Bills	18.2
Total	100.0
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at May 31, 2021)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	114.4	(218.3)	(103.9)
Commodities Derivative Contracts	4.5	(2.1)	2.4
Equity Derivative Contracts	19.0	(17.4)	1.6
Foreign Currency Derivative Contracts	119.4	(119.5)	(0.1)
Total Notional Market Value of Derivative Contracts	257.3	(357.3)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Manager Discussion of Fund Performance
Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other sleeves independently of each other and CMIA. Portions of the Fund’s assets are subadvised by AQR Capital Management, LLC (AQR) and QMA LLC (QMA). As of May 31, 2021, CMIA, AQR and QMA managed approximately 51.38%, 25.52% and 23.10% of the portfolio, respectively.
For the 12-month period that ended May 31, 2021, the Fund’s Class A shares returned 6.50% excluding sales charges. To compare, the FTSE One-Month U.S. Treasury Bill Index returned 0.07% and the HFRX Global Hedge Fund Index returned 13.54% over the same time period. As an absolute return fund, it employs a benchmark agnostic strategy and therefore comparisons to the FTSE One-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index are for information purposes only.
Market overview
U.S. equities delivered substantial gains for the 12 months ended May 31, 2021. Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve in the wake of the sharp COVID-19 related market plunge in March 2020 spurred markets to rally from the start of the period through the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases, ongoing lockdowns, and stalled talks on further stimulus. Market participants, however, were buoyed by expectations that the rollout of multiple COVID-19 vaccines would correspond with a strong revival in economic activity. Passage of several rounds of fiscal stimulus, together with a still yet to be finalized infrastructure bill, provided a further boost to the economic outlook.
While the rally during the first half of the period was largely driven by outsize gains in faster growing market segments, such as mega-cap technology stocks, the second half of the year saw a rotation into more economically-sensitive, value-oriented market segments. For the annual reporting period, most major asset classes generated strong positive returns. Risk assets led the way. Within the U.S. equity market, small-cap equities outperformed large-cap equities. Global equities were supported by an unprecedented expansion in fiscal policy spending to offset the economic dislocation introduced by the COVID-19 pandemic. Further sustaining global equities’ strong performance was continued support from global central banks via low policy rates and asset purchase programs as well as the success of early vaccination drives in a number of developed economies. In U.S. Treasury markets, traditional long-oriented exposures, which had served as a ballast earlier in the period during the COVID-19-related sell-off, largely generated negative total returns during the periods. The weakness in U.S. treasury related bonds was centered mostly in the mid-to-long end of the yield curve as rising interest rates impacted this segment of the Government bond market most acutely. Riskier segments of the fixed-income market, like high-yield corporate bonds, were rewarded as higher quality securities sold off. Global bond yields broadly declined at the beginning of the reporting period, but then began a broad advance through the end of 2020. A more significant jump in global bond yields in the first quarter of 2021, reflecting stronger inflation and growth expectations, and COVID-19 vaccination developments, impacted returns for several of the strategies utilized within the Fund, as did rapidly improving economic data and improving corporate profits. Long exposures in commodities generated favorable returns for investors, especially in the areas of heating oil, gasoline futures and soybean oil futures.
CMIA
We employ the following strategies in separate sleeves to manage our portion of the Fund’s portfolio: G10 Currency (this strategy typically invests in short-term debt obligations and currency-linked derivatives); Global Tactical Asset Allocation (GTAA) (this strategy typically invests in stocks and bonds across traditional asset classes and markets through the use of derivatives such as futures and swaps); and Mortgage Opportunities (this strategy typically invests in mortgage and other asset-backed securities); as well as a Liquidity sleeve (this strategy typically invests in U.S. government securities, high-quality, short-term debt instruments, ETFs and futures).
Notable contributors in our portion of the Fund during the period
•	The single largest contributor to positive absolute returns in our portion of the Fund’s portfolio during the period emanated from strong performance in the Mortgage Opportunities strategy.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
○	Strong returns resulted from a tightening of credit spreads and rapid recovery from the COVID-19 market bottom, along with flexible duration positioning that contributed significantly to performance after interest rates bottomed out in August 2020.
○	Non-agency residential mortgage-backed securities (RMBS) generated positive contributions as housing fundamentals were boosted by the Fed’s actions to keep borrowing costs low.
○	Smaller allocations to commercial mortgage-backed securities (CMBS), asset-backed securities and collateralized loan obligations also added to performance as stimulus efforts supported consumer fundamentals.
○	Agency mortgage-backed securities, to a lesser degree, performed well over the period, particularly the strategy’s emphasis on current, lower coupon mortgage pools that have been a focus of the Fed’s bond purchase program.
○	Starting in August of last year, the sleeve’s duration was hedged back to a neutral positioning (aka duration of zero years). This was highly beneficial once rates began selling off in the latter parts of the year as well as in the first quarter of 2021.
•	Positive performance in the G10 FX Currency during the period was driven by positive contributions from long positions in foreign currencies outperforming negative contributions from short positions.
○	During this period, the G10 FX Currency was generally long commodity and/or higher beta equity currencies while short more traditional carry currencies.
○	On average, long positions in Norwegian Krone (NOK), Canadian dollar (CAD), Swedish Krona (SEK), and New Zealand dollar (NZD) contributed positively to the overall performance of our portion of the Fund’s portfolio.
Notable detractors in our portion of the Fund’s portfolio during the period
•	Within the G10 Currency strategy, short positions in British Pound sterling (GBP), Euro (EUR), Japanese Yen (JPY), and Swiss Franc (CHF) detracted.
•	The Global Tactical Asset Allocation (GTAA) strategy, which invests on a long/short basis across both equity and fixed income markets, detracted from performance.
○	Within the GTAA strategy, both equity and fixed-Income positioning hurt over the past year.
○	Relative underweights (short positions) in Japanese and U.K. equities hurt equity performance.
○	Relative long positions in Australian, Canadian, and U.S. fixed-income detracted from fixed-income performance.
AQR
The global macro strategy we use to manage our portion of the Fund’s portfolio aims to determine appropriate positioning based on a broad set of inputs, encompassing both systematic analysis of large quantities of economic and financial data as well as discretionary analysis of qualitative information. The strategy is implemented using derivative instruments, as we believe derivatives offer the most liquid, lowest cost and efficient way to gain diversified exposure across asset classes. The strategy primarily invests in liquid derivatives including global developed and emerging market exchange-traded futures, futures-related instruments, forward contracts, and interest rate swaps across four major asset classes: commodities, currencies, fixed income (including government bonds and interest rates) and equities.
Notable contributors in our portion of the Fund during the period
•	For systematic views, positions in equities and commodities contributed positively during the period.
○	Notable contributors among these asset classes include emerging equity market and directional agricultural commodity market strategies.
○	In emerging equities, the relative value and directional strategies both contributed positively to performance.
○	In the relative value strategy, gains were driven by long exposure to Korean equities and short exposure to Chinese equity markets.
6	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
○	In the agriculturals directional strategy, long exposure to corn and soybean oil drove gains. Corn and soybean oil rallied during the period as strong export sales reflected a positive demand environment.
•	For discretionary views, positive performance was driven by commodities with fixed income and currencies also adding to gains.
○	A discretionary long position in gold added to returns early in the trailing one-year period, as declining real yields and uncertainty over the inflation outlook boosted the price of precious metals.
○	Later in the period, long positioning in crude oil was also profitable, as prices benefited from rising expectations for global growth and continued supply discipline from oil producers.
○	A discretionary short position in U.S. 10-year Treasury futures added to returns in the first quarter of 2021, as the rollout of the vaccination campaign and the passage of additional fiscal stimulus led to upward revisions to U.S. growth forecasts and a meaningful increase in bond yields.
Notable detractors in our portion of the Fund during the period
•	For systematic views, fixed income was the largest detractor, with currencies also detracting.
○	Notable detractors among these asset classes include yield curve, developed fixed income, and developed currency relative value strategies.
○	From a factor perspective, carry (notably in fixed income and commodity strategies) and value (mostly in equity and commodity strategies) detracted.
○	Within fixed income, losses were driven by yield curve and developed fixed income relative value strategies.
○	In the yield curve relative value strategy, a relative flattener position in the U.S. drove losses as the U.S. curve steepened (both outright and relative to most other countries) as growth prospects improved due to the acceleration in the pace of coronavirus vaccinations and the passing of a large stimulus bill in the United States.
○	A relative steepener position in Switzerland also contributed to losses. A steepener is a type of interest rate swap where one party agrees to pay the other a fixed rate in exchange for a floating rate in the expectation that the interest rate curve will steepen and not remain flat.
•	In the developed fixed income relative value strategy, short exposure to German bunds and long exposure to Canadian bonds detracted over the period.
○	German bunds outperformed as a notably slow start to European vaccination campaigns, a renewed wave of lockdown measures, and more aggressive asset purchases from the European Central Bank all served to keep yields low.
○	Canadian bonds underperformed as the rally in oil prices supported the outlook for the economy, and as the Bank of Canada signaled in early 2021 that it could begin to taper its bond purchases relatively soon.
•	Within currencies, the developed currencies relative strategy drove losses.
○	Long exposure to the Japanese yen and short exposure to the British pound detracted from performance. The Japanese yen underperformed as improvements in global risk sentiment on the back of U.S. fiscal stimulus and COVID-19 vaccines approvals weighed on safe-haven currencies.
○	The British pound outperformed, particularly in the third quarter of 2020 as purchasing managers index data showed a strong rebound in the U.K. services sector.
QMA
We use a global macro strategy to manage our portion of the Fund’s portfolio that employs approximately 60 macroeconomic, valuation and market-based inputs to inform our positioning. These include relative yield curve positioning, interest rates, credit spreads, cross asset class volatility measures, forecast economic growth and price trends, to name a few. During the
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	7

Manager Discussion of Fund Performance  (continued)
reporting period our inputs led us to take on an increasingly ‘risk on’ position from the third quarter of 2020 through the end of May 2021. This positioning was beneficial, contributing positively to the performance for our portion of the Fund’s portfolio. The strategy uses derivative instruments, including futures, swaps and forwards, to achieve its investment objective.
Notable contributors in our portion of the Fund during the period
•	The largest contributor in our portion of the Fund’s portfolio was our relative value positioning within the commodity sub-strategy.
○	Over the period, we gained from overweight positions in our portion of the portfolio in soybean oil, gasoline and silver.
○	The strategy benefited from the strong performance of sentiment and carry factors.
•	Positive contribution from our directional sub-strategy, which takes views across asset classes, was primarily driven by our overweight in equity markets.
•	Top performing country allocations during the period came from the Swedish Krona and Canadian and Italian equities.
Notable detractors in our portion of the Fund during the period
•	For the period, the largest detractor in our portion of the Fund’s portfolio came from our Global Country Equity Selection sub-strategy.
○	We suffered from losses on underweight allocations in France, Sweden, Taiwan and India.
○	Value and growth factor exposures experienced negative returns, due mainly to the impact of the COVID-19 pandemic in 2020.
•	Our relative value global currency sub-strategy also detracted, primarily driven by our short positions in the Australian Dollar, Norwegian Krone and British Pound.
○	In this case our value and risk factors were the main detractors.
•	The largest detracting international country positions over the period were the Australian Dollar, French equities and the Norwegian Krone.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Alternative investments cover a broad range of strategies and structures designed to be low or non-correlated to traditional equity and fixed-income markets and involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above average-tolerance for risk. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The sales price the Fund (or its underlying investments) could receive for any particular investment may differ from the Fund’s (or underlying investments’) valuation of the investment. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2020 — May 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,023.80	1,018.24	6.35	6.33	1.28
Advisor Class	1,000.00	1,000.00	1,025.30	1,019.47	5.12	5.10	1.03
Class C	1,000.00	1,000.00	1,020.00	1,014.61	10.01	9.98	2.02
Institutional Class	1,000.00	1,000.00	1,025.00	1,019.47	5.11	5.10	1.03
Institutional 2 Class	1,000.00	1,000.00	1,025.50	1,019.71	4.87	4.85	0.98
Institutional 3 Class	1,000.00	1,000.00	1,025.80	1,020.01	4.57	4.56	0.92
Class R	1,000.00	1,000.00	1,023.00	1,017.12	7.49	7.47	1.51
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	9

Consolidated Portfolio of Investments
May 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 8.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Series 2019-1 Class E
04/14/2025	4.840%	900,000	952,981
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class DR
3-month USD LIBOR + 6.870% Floor 6.870% 04/15/2034	7.100%	1,500,000	1,497,750
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	1.634%	2,500,000	2,482,555
Avant Loans Funding Trust(a)
Series 2019-A Class B
12/15/2022	3.800%	151,550	151,756
Series 2019-B Class B
10/15/2026	3.150%	1,483,191	1,492,305
Series 2019-B Class C
10/15/2026	4.540%	3,000,000	3,057,534
Series 2020-REV1 Class B
05/15/2029	2.680%	496,000	499,117
Bain Capital Credit CLO Ltd.(a),(b)
Series 2020-3A Class E
3-month USD LIBOR + 7.500% Floor 7.500% 10/23/2032	7.759%	1,000,000	1,004,003
Series 2020-4A Class E
3-month USD LIBOR + 7.950% Floor 7.950% 10/20/2033	8.111%	900,000	900,386
Ballyrock CLO Ltd.(a),(b)
Series 2020-2A Class C
3-month USD LIBOR + 3.770% Floor 3.770% 10/20/2031	3.979%	500,000	500,866
Series 2020-2A Class D
3-month USD LIBOR + 7.630% Floor 7.630% 10/20/2031	7.839%	500,000	501,515
Barings CLO Ltd.(a),(b)
Series 2019-3A Class ER
3-month USD LIBOR + 6.700% Floor 6.700% 04/20/2031	6.822%	750,000	750,000
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carlyle Global Market Strategies(a),(b),(c)
Series 2021-5A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/20/2034	6.400%	1,000,000	1,000,000
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	1.638%	3,100,000	3,091,797
Series 2020-2A Class D
3-month USD LIBOR + 7.400% Floor 7.400% 10/25/2031	7.574%	990,000	990,645
Conn’s Receivables Funding LLC(a)
Series 2019-B Class B
06/17/2024	3.620%	505,868	506,739
Consumer Loan Underlying Bond Credit Trust(a)
Subordinated Series 2017-P1 Class C
09/15/2023	5.020%	282,691	283,456
Consumer Loan Underlying Bond Credit Trust(a),(d),(e)
Subordinated Series 2018-P1 Class CERT
07/15/2025	0.000%	100,000	900,000
Subordinated Series 2018-P2 Class CERT
10/15/2025	0.000%	100,000	950,000
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class A
02/17/2026	4.790%	334,189	338,773
Dryden CLO Ltd.(a),(b)
Series 2020-86A Class E
3-month USD LIBOR + 6.660% Floor 6.660% 07/17/2030	6.850%	1,400,000	1,400,685
ENVA LLC(a)
Series 2019-A Class B
06/22/2026	6.170%	336,014	339,156
Series 2019-A Class C
06/22/2026	7.620%	500,000	517,730
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class E
08/17/2026	3.440%	800,000	826,017
Subordinated Series 2020-3A Class F
06/15/2027	5.560%	500,000	529,668
Exeter Automobile Receivables Trust(a),(c)
Subordinated Series 2021-2A Class E
07/17/2028	2.900%	900,000	895,061
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freed ABS Trust(a)
Subordinated Series 2021-1CP Class C
03/20/2028	2.830%	700,000	705,251
LendingClub Receivables Trust(a)
Series 2019-3 Class A
10/15/2025	3.750%	909,315	925,204
Series 2019-5 Class A
12/15/2045	3.750%	959,749	975,006
Series 2019-7 Class A
01/15/2027	3.750%	406,137	411,500
Series 2020-T1 Class A
02/15/2046	3.500%	518,740	520,533
LendingClub Receivables Trust(a),(d),(e)
Series 2020-2 Class R
02/15/2046	0.000%	85,000	733,125
LendingClub Receivables Trust(a),(d),(e),(f)
Series 2020-JPSL Class R
02/15/2025	0.000%	50,000	1,398,000
Lendingpoint Asset Securitization Trust(a)
Subordinated Series 2019-2 Class C
11/10/2025	4.660%	1,200,000	1,213,304
LendingPoint Asset Securitization Trust(a),(e),(f)
Subordinated Series 2021-1 Class C
04/15/2027	4.935%	1,150,000	1,152,695
Subordinated Series 2021-1 Class D
04/15/2027	7.226%	1,000,000	1,000,938
Madison Park Funding XLVII Ltd.(a),(b)
Series 2020-47A Class E
3-month USD LIBOR + 7.460% Floor 7.460% 01/19/2034	7.706%	500,000	503,710
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	1.938%	7,000,000	7,000,574
Marlette Funding Trust(a)
Series 2021-1A Class D
06/16/2031	2.470%	100,000	100,215
Octagon Investment Partners 47 Ltd.(a),(b),(c)
Series 2020-1A Class ER
3-month USD LIBOR + 6.250% Floor 6.250% 07/20/2034	6.300%	750,000	750,000
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class B
11/16/2026	5.625%	1,100,000	1,128,476
Series 2021-2 Class NOTE
01/25/2029	3.000%	1,000,000	1,000,000
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pagaya AI Debt Selection Trust(a),(e)
Series 2020-2 Class NOTE
12/15/2027	7.500%	773,338	781,071
Pagaya AI Debt Selection Trust(a),(d),(e)
Series 2020-3 Class CERT
05/17/2027	0.000%	3,200,000	3,184,000
Pagaya AI Debt Selection Trust(a),(e),(g)
Series 2021-1 Class CERT
11/15/2027	0.000%	1,846,200	3,000,075
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-4A Class D
3-month USD LIBOR + 7.050% Floor 7.050% 11/25/2028	7.197%	1,000,000	1,003,543
Prosper Pass-Through Trust(a),(e)
Series 2019-ST2 Class A
11/15/2025	3.750%	856,682	860,966
RR 16 Ltd.(a),(b),(c)
Series 2021-16A Class D
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2036	2.500%	1,000,000	1,000,000
SoFi Consumer Loan Program LLC(a),(e),(h)
Series 2016-4 Class R
11/25/2025	0.000%	100,000	1,017,969
Theorem Funding Trust(a)
Series 2020-1A Class C
10/15/2026	6.250%	2,300,000	2,411,095
Upgrade Receivables Trust(a)
Series 2019-2A Class B
10/15/2025	3.510%	2,290,893	2,296,928
Subordinated Series 2019-2A Class C
10/15/2025	4.450%	2,000,000	2,029,864
Upstart Pass-Through Trust(a),(e)
Series 2020-ST4 Class A
11/20/2026	3.250%	829,864	829,864
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	681,830	688,568
Upstart Securitization Trust(a)
Subordinated Series 2019-1 Class C
04/20/2026	5.130%	1,127,728	1,145,713
Westlake Automobile Receivables Trust(a)
Series 2020-3A Class E
06/15/2026	3.340%	750,000	775,726
Total Asset-Backed Securities — Non-Agency (Cost $65,845,298)			66,904,408

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	11

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Commercial Mortgage-Backed Securities - Agency 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(g),(i)
Series 2019-102 Class IB
03/16/2060	0.849%	1,639,968	116,411
Series 2019-109 Class IO
04/16/2060	0.811%	3,631,123	258,023
Series 2019-131 Class IO
07/16/2061	0.904%	3,861,084	269,429
Series 2020-19 Class IO
12/16/2061	0.892%	2,475,669	202,899
Series 2020-3 Class IO
02/16/2062	0.838%	2,697,141	189,769
Total Commercial Mortgage-Backed Securities - Agency (Cost $1,610,657)			1,036,531

Commercial Mortgage-Backed Securities - Non-Agency 6.5%

BAMLL Commercial Mortgage Securities Trust(a),(g)
Subordinated Series 2013-WBRK Class E
03/10/2037	3.652%	500,000	411,903
BAMLL Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2018-DSNY Class D
1-month USD LIBOR + 1.700% Floor 1.700% 09/15/2034	1.801%	2,065,000	2,049,429
Subordinated Series 2019-RLJ Class C
1-month USD LIBOR + 1.600% Floor 1.600% 04/15/2036	1.701%	1,250,000	1,239,948
BBCMS Trust(a),(b)
Series 2018-BXH Class A
1-month USD LIBOR + 1.000% Floor 1.000% 10/15/2037	1.101%	207,394	207,763
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	3.051%	1,500,000	1,301,391
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	2.641%	400,000	388,970
Series 2019-DPLO Class G
1-month USD LIBOR + 3.190% Floor 3.190% 10/15/2034	3.291%	1,000,000	965,823
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	2.501%	1,000,000	884,200
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-MFM1 Class F
1-month USD LIBOR + 3.000% Floor 3.000% 01/15/2034	3.101%	500,000	502,505
Subordinated Series 2021-MFM1 Class G
1-month USD LIBOR + 3.900% Floor 3.900% 01/15/2034	4.001%	100,000	99,940
BX Trust(a),(b)
Series 2018-GW Class D
1-month USD LIBOR + 1.770% Floor 1.770% 05/15/2037	1.871%	1,175,000	1,174,271
Series 2018-GW Class F
1-month USD LIBOR + 2.420% Floor 2.420% 05/15/2035	2.521%	500,000	498,439
Series 2019-ATL Class E
1-month USD LIBOR + 2.237% Floor 2.237% 10/15/2036	2.338%	2,000,000	1,962,541
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	1,000,000	1,070,922
Series 2019-OC11 Class E
12/09/2041	4.076%	1,350,000	1,408,879
BX Trust(a),(g)
Subordinated Series 2019-OC11 Class D
12/09/2041	3.944%	500,000	531,116
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	1.601%	1,000,000	1,001,251
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	2.351%	1,000,000	1,001,875
CLNY Trust(a),(b)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	2.822%	900,000	882,003
Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	3.518%	1,350,000	1,236,515

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.493% Floor 3.333% 11/15/2023	3.593%	638,944	644,732
COMM Mortgage Trust(a),(g)
Series 2020-CBM Class D
02/10/2037	3.633%	600,000	594,819
Series 2020-CBM Class F
02/10/2037	3.633%	2,200,000	2,056,057
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.741% 11/15/2036	3.842%	2,550,000	2,562,100
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	745,000	716,810
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	4,600,000	3,970,735
CSMC Trust(a),(g)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.283%	600,000	517,261
Hilton USA Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.194%	3,000,000	2,999,276
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	2,500,000	2,515,851
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	1,300,000	1,309,856
Home Partners of America Trust(a)
Series 2019-2 Class F
10/19/2039	3.866%	346,968	344,089
KKR Industrial Portfolio Trust(a),(b)
Series 2020-AIP Class F
1-month USD LIBOR + 3.429% Floor 3.429% 03/15/2037	3.530%	819,575	821,630
Morgan Stanley Capital I Trust(a),(g)
Series 2019-MEAD Class E
11/10/2036	3.177%	600,000	557,119
Progress Residential Trust(a)
Series 2018-SF3 Class B
10/17/2035	4.079%	2,000,000	2,013,805
Series 2020-SFR1 Class F
04/17/2037	3.431%	575,000	582,058
Subordinated Series 2019-SFR3 Class E
09/17/2036	3.369%	1,000,000	1,028,139
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2019-SFR3 Class F
09/17/2036	3.867%	6,700,000	6,816,519
Subordinated Series 2020-SFR2 Class F
06/18/2037	6.152%	500,000	531,431
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% Floor 2.100% 02/15/2032	2.201%	800,000	790,546
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.875% Floor 0.750% 12/15/2034	0.976%	1,200,000	1,196,980
Series 2020-SDAL Class E
1-month USD LIBOR + 2.740% Floor 2.740% 02/15/2037	2.841%	1,000,000	930,074
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $50,645,459)			52,319,571

Residential Mortgage-Backed Securities - Agency 14.1%

Federal Home Loan Mortgage Corp.(b),(i)
CMO Series 2013-101 Class HS
-1.0 x 1-month USD LIBOR + 6.500% Cap 6.500% 10/25/2043	6.408%	1,119,841	289,300
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.988%	1,671,555	409,546
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	5.958%	2,320,646	647,175
Federal Home Loan Mortgage Corp.(i)
CMO Series 5034 Class JI
11/25/2050	2.500%	9,650,757	1,594,584
Federal Home Loan Mortgage Corp. REMIC(b),(i)
CMO Series 4999 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 06/25/2050	6.058%	3,378,590	735,069
Federal Home Loan Mortgage Corp. REMICS(b),(i)
CMO Series 4606 Class SL
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 12/15/2044	5.899%	5,791,482	1,202,971

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	13

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(b),(i)
CMO Series 2016-53 Class AS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.908%	19,136,380	4,667,355
CMO Series 2020-38 Class WS
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 06/25/2050	4.908%	4,028,982	752,025
Federal National Mortgage Association(i)
CMO Series 2021-3 Class TI
02/25/2051	2.500%	4,546,605	806,807
CMO Series 2021-4 Class IO
02/25/2051	2.500%	5,744,825	950,002
Federal National Mortgage Association REMICS(i)
CMO Series 2021-22 Class LI
04/25/2051	3.000%	3,529,524	594,270
Government National Mortgage Association(b),(i)
CMO Series 2019-103 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/20/2049	5.951%	3,543,442	743,885
CMO Series 2019-120 Class CS
-1.0 x 1-month USD LIBOR + 3.400% Cap 3.400% 09/20/2049	3.301%	33,327,459	3,197,913
CMO Series 2019-120 Class SA
-1.0 x 1-month USD LIBOR + 3.400% Cap 3.400% 09/20/2049	3.301%	3,667,231	375,983
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	6.001%	4,398,549	893,365
CMO Series 2019-98 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 08/20/2049	6.001%	13,889,603	2,291,051
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% 07/20/2050	6.101%	2,322,597	460,478
Government National Mortgage Association(i)
CMO Series 2019-129 Class AI
10/20/2049	3.500%	3,089,569	408,723
CMO Series 2019-158 Class PI
12/20/2049	3.500%	6,125,733	756,559
CMO Series 2020-104 Class IY
07/20/2050	3.000%	3,453,075	503,737
CMO Series 2020-129 Class GI
09/20/2050	3.000%	3,305,050	518,750
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-129 Class YI
09/20/2050	2.500%	4,192,322	574,642
CMO Series 2020-138 Class JI
09/20/2050	2.500%	5,876,789	767,476
CMO Series 2020-148 Class AI
10/20/2050	2.500%	9,660,824	1,274,480
CMO Series 2020-153 Class CI
10/20/2050	2.500%	3,876,633	566,806
CMO Series 2020-160 Class IA
10/20/2050	2.500%	4,914,808	717,239
CMO Series 2020-164 Class CI
11/20/2050	3.000%	2,944,949	433,456
CMO Series 2020-175 Class KI
11/20/2050	2.500%	3,932,188	589,705
CMO Series 2020-181 Class BI
12/20/2050	2.500%	6,001,542	803,949
CMO Series 2020-185 Class KI
12/20/2050	2.500%	5,799,526	784,864
CMO Series 2020-187 Class AI
12/20/2050	2.500%	5,901,653	798,295
CMO Series 2020-188 Class KI
12/20/2050	2.500%	6,907,199	997,380
CMO Series 2020-191 Class UC
12/20/2050	4.000%	2,931,060	505,479
CMO Series 2021-1 Class IT
01/20/2051	3.000%	4,942,208	687,605
CMO Series 2021-24 Class MI
02/20/2051	3.000%	2,973,150	436,204
CMO Series 2021-7 Class QI
01/20/2051	2.500%	6,524,726	937,426
CMO Series 2021-9 Class MI
01/20/2051	2.500%	2,962,002	397,116
Government National Mortgage Association TBA(c)
06/21/2051	2.500%	30,000,000	31,072,265
Uniform Mortgage-Backed Security TBA(c)
06/14/2051	2.000%	34,500,000	34,849,043
06/14/2051	2.500%	14,000,000	14,496,016
Total Residential Mortgage-Backed Securities - Agency (Cost $112,250,481)			114,488,994

Residential Mortgage-Backed Securities - Non-Agency 15.3%

Ajax Mortgage Loan Trust(a),(g)
CMO Series 2021-C Class A
01/25/2061	2.115%	489,349	489,583
Angel Oak Mortgage Trust I LLC(a),(g)
Subordinated CMO Series 2019-2 Class B2
03/25/2049	6.286%	700,000	720,490

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayview Koitere Fund Trust(a),(g)
CMO Series 2020-LT1 Class A1
06/28/2035	4.213%	1,092,134	1,097,811
Bayview Opportunity Master Fund IVa Trust(a),(g)
CMO Series 2020-RN2 Class A1
06/28/2035	4.424%	830,243	835,820
Bayview Opportunity Master Fund Trust(a),(g)
CMO Series 2020-RN1 Class A1
02/28/2035	3.228%	146,973	147,551
Bellemeade Re Ltd(a),(b)
Subordinated CMO Series 2020-1A Class B1
1-month USD LIBOR + 4.400% 06/25/2030	4.518%	800,000	804,701
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	1.692%	469,801	469,798
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	1.842%	1,500,000	1,501,067
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	2.592%	200,000	200,000
CMO Series 2020-2A Class M2
1-month USD LIBOR + 6.000% Floor 6.000% 08/26/2030	6.092%	1,700,000	1,799,573
CMO Series 2020-3A Class M2
1-month USD LIBOR + 4.850% Floor 4.850% 10/25/2030	4.942%	650,000	682,085
BRAVO Residential Funding Trust(a),(g)
CMO Series 2019-NQM1 Class B1
07/25/2059	4.006%	4,782,000	4,947,295
CMO Series 2019-NQM1 Class M1
07/25/2059	2.997%	2,512,500	2,529,961
CMO Series 2019-NQM2 Class B1
11/25/2059	3.954%	1,000,000	1,002,196
CMO Series 2020-NQM1 Class B1
05/25/2060	5.086%	300,000	316,166
CMO Series 2020-NQM1 Class B2
05/25/2060	5.630%	430,000	446,797
BRAVO Residential Funding Trust(a),(b)
CMO Series 2021-HE2 Class B1
30-day Average SOFR + 2.400% 11/25/2069	3.000%	338,000	338,000
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2021-HE2 Class B2
30-day Average SOFR + 3.400% 11/25/2069	3.000%	353,000	353,000
BVRT Financing Trust(a),(b),(e)
CMO Series 2020-CRT1 Class M3
1-month USD LIBOR + 4.000% 07/10/2032	4.095%	1,000,000	1,005,000
CMO Series 2021-CRT1 Class M4
1-month USD LIBOR + 3.500% Floor 3.500% 07/10/2032	3.595%	1,875,000	1,813,281
BVRT Financing Trust(a),(b),(e),(f)
CMO Series 2021-2F Class M2
30-day Average SOFR + 2.500% Floor 2.500% 01/10/2032	2.516%	1,000,000	1,000,000
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.842%	370,000	371,594
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2019-IMC1 Class M1
07/25/2049	3.170%	4,500,000	4,515,547
COLT Mortgage Loan Trust(a),(g)
CMO Series 2020-2 Class M1
03/25/2065	5.250%	200,000	209,167
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class B1
1-month USD LIBOR + 9.250% 11/25/2039	9.342%	1,600,000	1,644,317
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.242%	556,097	548,423
CMO Series 2020-R01 Class 1M2
1-month USD LIBOR + 2.050% Floor 2.050% 01/25/2040	2.142%	3,413,762	3,429,282
CSMC Trust(a),(g)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.454%	1,859,034	1,898,717
Deephaven Residential Mortgage Trust(a),(g)
CMO Series 2020-2 Class B2
05/25/2065	5.898%	600,000	612,156
Eagle Re Ltd.(a),(b)
CMO Series 2018-1 Class M1
1-month USD LIBOR + 1.700% Floor 1.700% 11/25/2028	1.792%	1,825,512	1,831,144
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	1.892%	481,252	481,566

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	15

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 14-C02 Class 1M2
1-month USD LIBOR + 2.600% Floor 2.600% 05/25/2024	2.692%	1,497,338	1,500,146
CMO Series 2014-C03 Class 1M2
1-month USD LIBOR + 3.000% Floor 3.000% 07/25/2024	3.092%	1,533,872	1,542,551
FMC GMSR Issuer Trust(a),(g)
CMO Series 2019-GT1 Class B
05/25/2024	5.660%	4,000,000	4,021,882
Freddie Mac STACR(a),(b)
Subordinated CMO Series 2019-HQA3 Class B1
1-month USD LIBOR + 3.000% 09/25/2049	3.092%	1,000,000	1,010,207
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2020-DNA4 Class B1
1-month USD LIBOR + 6.000% 08/25/2050	6.092%	1,600,000	1,714,907
Subordinated CMO Series 2020-DNA6 Class B2
30-day Average SOFR + 5.650% 12/25/2050	5.660%	1,000,000	1,009,079
Subordinated CMO Series 2020-HQA3 Class B1
1-month USD LIBOR + 5.750% 07/25/2050	5.842%	1,000,000	1,076,205
Subordinated CMO Series 2020-HQA4 Class B1
1-month USD LIBOR + 5.250% 09/25/2050	5.356%	2,400,000	2,540,630
Subordinated CMO Series 2021-DNA1 Class B2
30-day Average SOFR + 4.750% 01/25/2051	4.760%	1,200,000	1,139,758
Freddie Mac STACR Trust(a),(b)
Subordinated CMO Series 2019-HQA2 Class B1
1-month USD LIBOR + 4.100% 04/25/2049	4.192%	1,500,000	1,550,248
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN1 Class M3
1-month USD LIBOR + 4.500% 02/25/2024	4.592%	507,590	520,022
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
Subordinated CMO Series 2020-DNA3 Class B1
1-month USD LIBOR + 5.100% 06/25/2050	5.192%	2,000,000	2,096,453
Subordinated CMO Series 2020-HQA5 Class B2
30-day Average SOFR + 7.400% 11/25/2050	7.410%	1,800,000	2,046,682
GCAT Trust(a),(g)
CMO Series 2019-NQM3 Class M1
11/25/2059	3.450%	600,000	613,531
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	1.992%	1,252,167	1,252,171
Glebe Funding Trust (The)(a)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	1,209,311	1,209,310
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	5,000,000	4,965,903
Home Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 3.000% 10/25/2028	3.092%	750,000	758,490
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 4.150% Floor 4.150% 10/25/2030	4.294%	250,000	257,801
CMO Series 2020-1 Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	5.394%	1,200,000	1,228,812
Homeward Opportunities Fund Trust(a),(g)
CMO Series 2020-BPL1 Class A2
08/25/2025	5.438%	1,500,000	1,527,521
L1C LLC(a)
CMO Series 2020-1 Class NOTE
08/25/2051	5.290%	700,000	703,836
Legacy Mortgage Asset Trust(a),(g)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	484,742	484,379
LVII Trust(a),(e),(f),(g)
Subordinated CMO Series 2020-1 Class B1
05/25/2060	5.000%	1,900,000	1,892,875
Mortgage Acquisition Trust I LLC(a)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	1,000,000	1,000,000
New Residential Mortgage Loan Trust(a),(g)
CMO Series 2020-RPL2 Class A1
08/25/2025	3.578%	1,851,504	1,887,677
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M2
1-month USD LIBOR + 2.550% Floor 2.550% 07/25/2029	2.642%	1,000,000	1,004,320
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	5.393%	1,000,000	1,047,686

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M2
30-day Average SOFR + 3.950% Floor 3.950% 10/25/2033	3.960%	500,000	503,679
OMSR(a)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	2,356,473	2,368,070
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.090%	999,748	990,350
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.840%	1,063,181	1,050,070
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-FT1 Class A
1-month USD LIBOR + 2.350% 04/25/2023	2.442%	500,000	498,170
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	2.942%	2,750,000	2,746,979
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.742%	4,250,000	4,238,759
Preston Ridge Partners Mortgage(a),(g)
CMO Series 2021-2 Class A2
03/25/2026	3.770%	700,000	698,765
CMO Series 2021-4 Class A2
04/25/2026	3.474%	400,000	400,338
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2020-6 Class A2
11/25/2025	4.703%	200,000	198,558
CMO Series 2021-3 Class A1
04/25/2026	1.867%	981,033	981,093
Preston Ridge Partners Mortgage Trust(a),(g)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	972,194	971,927
CMO Series 2021-1 Class A2
01/25/2026	3.720%	3,250,000	3,248,860
Pretium Mortgage Credit Partners I LLC(a),(g)
CMO Series 2020-NPL2 Class A2
02/27/2060	6.170%	300,000	300,128
CMO Series 2020-RPL1 Class A2
05/27/2060	6.170%	1,817,784	1,857,618
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PRPM LLC(a),(g)
CMO Series 2020-1A Class A2
02/25/2025	3.967%	2,250,000	2,211,814
Radnor Re Ltd.(a),(b)
CMO Series 2020-2 Class M2
1-month USD LIBOR + 5.600% Floor 5.600% 10/25/2030	5.748%	600,000	613,580
RCO V Mortgage LLC(a),(g)
CMO Series 2019-2 Class A1
11/25/2024	3.475%	3,116,224	3,123,569
CMO Series 2020-1 Class A2
09/25/2025	5.389%	900,000	905,954
Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-3 Class M1
09/25/2059	3.257%	700,000	709,272
STACR Trust(a),(b)
Subordinated CMO Series 2018-HRP1 Class B1
1-month USD LIBOR + 3.750% 04/25/2043	3.842%	2,000,000	2,050,439
Starwood Mortgage Residential Trust(a),(g)
CMO Series 2020-3 Class B1
04/25/2065	4.750%	250,000	260,715
Stonnington Mortgage Trust(a),(e),(g)
CMO Series 2020-1 Class A
07/28/2024	5.500%	1,020,629	1,020,629
Toorak Mortgage Corp., Ltd.(a),(g)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	690,356	692,722
Toorak Mortgage Corp., Ltd.(a),(c),(g)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	800,000	799,920
Triangle Re Ltd.(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2030	4.618%	1,170,000	1,183,629
CMO Series 2020-1 Class M2
1-month USD LIBOR + 5.600% Floor 5.600% 10/25/2030	5.718%	1,000,000	1,033,497
Subordinated CMO Series 2021-2 Class B1
1-month USD LIBOR + 7.500% Floor 7.500% 10/25/2033	7.592%	500,000	503,597
VCAT Asset Securitization LLC(a),(c),(g)
CMO Series 2021-NPL3 Class A2
05/25/2051	3.967%	300,000	299,997

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	17

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee(a),(g)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	1,261,262	1,262,532
Verus Securitization Trust(a)
CMO Series 2020-INV1 Class B1
04/25/2060	5.750%	150,000	157,421
CMO Series 2020-INV1 Class M1
04/25/2060	5.500%	550,000	588,365
Subordinated CMO Series 2020-INV1 Class B2
04/25/2060	6.000%	150,000	155,200
Verus Securitization Trust(a),(g)
CMO Series 2020-NPL1 Class A2
08/25/2050	5.682%	1,250,000	1,267,796
Subordinated CMO Series 2019-3 Class B1
07/25/2059	4.043%	2,289,000	2,333,047
Subordinated CMO Series 2019-4 Class B1
11/25/2059	3.860%	500,000	504,588
Subordinated CMO Series 2020-4 Class B2
06/25/2065	5.600%	327,000	335,525
Visio Trust(a),(g)
CMO Series 2019-2 Class B1
11/25/2054	3.910%	100,000	102,598
CMO Series 2019-2 Class M1
11/25/2054	3.260%	200,000	208,193
Vista Point Securitization Trust(a),(g)
Subordinated CMO Series 2020-1 Class B1
03/25/2065	5.375%	800,000	839,460
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $119,103,024)			123,862,593

Treasury Bills 18.5%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 18.5%
U.S. Treasury Bills(j)
09/09/2021	0.010%	83,000,000	82,997,084
U.S. Treasury Bills
02/24/2022	0.020%	67,000,000	66,988,146
Total			149,985,230
Total Treasury Bills (Cost $149,942,311)			149,985,230

Options Purchased Puts 1.0%
Value ($)
(Cost $2,950,200)	8,206,038

Money Market Funds 38.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.042%(k),(l)	308,330,023	308,299,190
Total Money Market Funds (Cost $308,305,377)		308,299,190
Total Investments in Securities (Cost: $810,652,807)		825,102,555
Other Assets & Liabilities, Net		(15,505,244)
Net Assets		809,597,311

At May 31, 2021, securities and/or cash totaling $100,402,846 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
88,946,000 AUD	70,117,575 USD	Citi	06/09/2021	1,546,816	—
26,126,000 NOK	3,130,753 USD	Citi	06/09/2021	6,710	—
3,737,478 USD	4,822,000 AUD	Citi	06/09/2021	—	(20,074)
69,311,284 USD	570,346,000 NOK	Citi	06/09/2021	—	(1,111,581)
101,302,000 AUD	78,650,363 USD	Citi	06/16/2021	551,446	—
11,478,000 AUD	8,778,885 USD	Citi	06/16/2021	—	(70,095)
151,119,915 BRL	27,356,398 USD	Citi	06/16/2021	—	(1,600,790)
23,328,250 CAD	19,313,239 USD	Citi	06/16/2021	2,946	—
141,713,750 CAD	115,030,576 USD	Citi	06/16/2021	—	(2,275,010)
28,761,000 CHF	32,069,611 USD	Citi	06/16/2021	83,560	—
31,810,000 CHF	34,869,430 USD	Citi	06/16/2021	—	(507,515)
4,882,721,698 CLP	6,868,420 USD	Citi	06/16/2021	129,961	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,921,783,550 CLP	4,004,321 USD	Citi	06/16/2021	—	(27,921)
241,698,000 CNH	37,154,895 USD	Citi	06/16/2021	—	(814,043)
43,472,229,000 COP	11,935,268 USD	Citi	06/16/2021	222,024	—
5,818,679,000 COP	1,536,876 USD	Citi	06/16/2021	—	(30,921)
298,777,000 CZK	14,352,602 USD	Citi	06/16/2021	43,112	—
141,400,000 CZK	6,579,933 USD	Citi	06/16/2021	—	(192,215)
62,981,606 EUR	77,022,973 USD	Citi	06/16/2021	199,210	—
102,700,394 EUR	123,953,758 USD	Citi	06/16/2021	—	(1,318,226)
42,111,000 GBP	58,558,392 USD	Citi	06/16/2021	—	(1,204,634)
2,170,472,000 HUF	7,240,220 USD	Citi	06/16/2021	—	(358,972)
26,550,000,000 IDR	1,857,226 USD	Citi	06/16/2021	1,965	—
155,914,095,000 IDR	10,657,356 USD	Citi	06/16/2021	—	(237,609)
21,500,000 ILS	6,557,874 USD	Citi	06/16/2021	—	(60,126)
74,250,000 INR	1,023,576 USD	Citi	06/16/2021	968	—
1,569,096,999 INR	21,126,681 USD	Citi	06/16/2021	—	(483,716)
7,359,106,000 JPY	67,758,983 USD	Citi	06/16/2021	750,157	—
992,030,000 KRW	895,016 USD	Citi	06/16/2021	5,058	—
27,020,573,000 KRW	23,992,970 USD	Citi	06/16/2021	—	(247,402)
98,820,000 MXN	4,960,347 USD	Citi	06/16/2021	7,039	—
603,129,000 MXN	29,169,452 USD	Citi	06/16/2021	—	(1,062,118)
158,578,000 NOK	19,129,056 USD	Citi	06/16/2021	166,661	—
476,187,000 NOK	55,912,939 USD	Citi	06/16/2021	—	(1,028,416)
47,889,000 NZD	34,850,936 USD	Citi	06/16/2021	161,487	—
117,541,000 NZD	84,181,374 USD	Citi	06/16/2021	—	(962,032)
193,000,000 PHP	3,944,070 USD	Citi	06/16/2021	—	(90,945)
122,845,000 PLN	32,297,729 USD	Citi	06/16/2021	—	(1,118,601)
1,249,212,750 RUB	16,631,171 USD	Citi	06/16/2021	—	(392,577)
116,861,000 SEK	14,092,803 USD	Citi	06/16/2021	18,611	—
166,114,000 SEK	19,859,632 USD	Citi	06/16/2021	—	(146,361)
25,110,000 SGD	18,863,607 USD	Citi	06/16/2021	—	(122,491)
219,550,000 TWD	7,779,638 USD	Citi	06/16/2021	—	(154,123)
7,929,000 USD	10,436,000 AUD	Citi	06/16/2021	116,648	—
79,847,642 USD	102,344,000 AUD	Citi	06/16/2021	—	(945,394)
28,530,692 USD	157,761,081 BRL	Citi	06/16/2021	1,699,058	—
132,210,481 USD	165,042,000 CAD	Citi	06/16/2021	4,405,398	—
29,516,707 USD	27,377,875 CHF	Citi	06/16/2021	931,125	—
26,469,665 USD	23,709,375 CHF	Citi	06/16/2021	—	(101,692)
736,490 USD	540,000,000 CLP	Citi	06/16/2021	8,744	—
11,199,447 USD	7,960,168,000 CLP	Citi	06/16/2021	—	(213,921)
37,078,933 USD	241,698,000 CNH	Citi	06/16/2021	890,004	—
8,873,057 USD	33,205,926,101 COP	Citi	06/16/2021	74,014	—
4,383,971 USD	16,084,981,899 COP	Citi	06/16/2021	—	(50,001)
19,289,199 USD	411,177,000 CZK	Citi	06/16/2021	403,526	—
1,392,862 USD	29,000,000 CZK	Citi	06/16/2021	—	(3,949)
194,341,979 USD	161,431,000 EUR	Citi	06/16/2021	2,568,480	—
5,204,336 USD	4,251,000 EUR	Citi	06/16/2021	—	(19,048)
41,739,245 USD	29,808,000 GBP	Citi	06/16/2021	563,627	—
7,394,223 USD	2,170,472,000 HUF	Citi	06/16/2021	204,968	—
11,454,017 USD	166,951,594,999 IDR	Citi	06/16/2021	212,226	—
1,088,955 USD	15,512,500,001 IDR	Citi	06/16/2021	—	(4,972)
5,321,383 USD	17,350,000 ILS	Citi	06/16/2021	19,189	—
1,279,195 USD	4,150,000 ILS	Citi	06/16/2021	—	(1,767)
22,829,581 USD	1,687,025,749 INR	Citi	06/16/2021	404,990	—
210,700 USD	15,285,625 INR	Citi	06/16/2021	—	(179)
20,845,257 USD	2,296,204,000 JPY	Citi	06/16/2021	62,981	—
46,949,527 USD	5,062,902,000 JPY	Citi	06/16/2021	—	(848,938)
16,801,922 USD	18,856,565,500 KRW	Citi	06/16/2021	114,454	—
8,268,537 USD	9,156,037,500 KRW	Citi	06/16/2021	—	(54,583)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	19

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
30,839,489 USD	638,683,750 MXN	Citi	06/16/2021	1,174,247	—
3,176,792 USD	63,265,250 MXN	Citi	06/16/2021	—	(5,650)
23,641,789 USD	201,328,000 NOK	Citi	06/16/2021	432,554	—
44,389,756 USD	368,831,250 NOK	Citi	06/16/2021	—	(285,756)
71,511,696 USD	99,577,000 NZD	Citi	06/16/2021	619,092	—
33,208,010 USD	45,529,250 NZD	Citi	06/16/2021	—	(227,897)
3,617,115 USD	173,699,999 PHP	Citi	06/16/2021	14,398	—
26,445,226 USD	98,029,250 PLN	Citi	06/16/2021	220,717	—
6,782,588 USD	24,815,750 PLN	Citi	06/16/2021	—	(32,201)
18,743,067 USD	1,410,751,000 RUB	Citi	06/16/2021	482,056	—
32,575,669 USD	272,895,500 SEK	Citi	06/16/2021	290,589	—
1,217,413 USD	10,079,500 SEK	Citi	06/16/2021	—	(3,485)
14,165,007 USD	18,832,499 SGD	Citi	06/16/2021	74,565	—
8,415,342 USD	231,400,000 TWD	Citi	06/16/2021	—	(53,364)
18,669,452 USD	280,157,500 ZAR	Citi	06/17/2021	1,619,033	—
216,490 USD	2,979,000 ZAR	Citi	06/17/2021	—	(757)
6,720,000 ZAR	488,256 USD	Citi	06/17/2021	1,606	—
270,805,000 ZAR	18,681,808 USD	Citi	06/17/2021	—	(929,386)
49,262,000 AUD	38,166,047 USD	Citi	09/15/2021	174,698	—
16,226,749 BRL	3,032,600 USD	Citi	09/15/2021	—	(46,446)
78,000 CAD	64,756 USD	Citi	09/15/2021	199	—
23,709,375 CHF	26,531,440 USD	Citi	09/15/2021	101,628	—
4,741,875 CHF	5,267,653 USD	Citi	09/15/2021	—	(18,309)
1,290,000,000 CLP	1,801,997 USD	Citi	09/15/2021	22,719	—
1,680,000,000 CLP	2,296,929 USD	Citi	09/15/2021	—	(20,270)
857,000 CNH	132,955 USD	Citi	09/15/2021	—	(875)
15,684,981,899 COP	4,252,532 USD	Citi	09/15/2021	46,965	—
29,129,252,101 COP	7,758,955 USD	Citi	09/15/2021	—	(51,384)
20,300,000 CZK	975,143 USD	Citi	09/15/2021	3,284	—
7,499,000 EUR	9,179,283 USD	Citi	09/15/2021	15,940	—
183,000 EUR	223,402 USD	Citi	09/15/2021	—	(214)
12,303,000 GBP	17,411,329 USD	Citi	09/15/2021	—	(49,489)
364,070,000 HUF	1,269,487 USD	Citi	09/15/2021	—	(2,527)
8,825,000,001 IDR	610,112 USD	Citi	09/15/2021	623	—
26,474,999,999 IDR	1,820,824 USD	Citi	09/15/2021	—	(7,645)
15,285,625 INR	207,814 USD	Citi	09/15/2021	343	—
91,713,749 INR	1,232,566 USD	Citi	09/15/2021	—	(12,262)
1,566,820,000 JPY	14,388,165 USD	Citi	09/15/2021	111,337	—
6,275,244,000 KRW	5,602,098 USD	Citi	09/15/2021	—	(31,352)
62,537,250 MXN	3,108,376 USD	Citi	09/15/2021	6,102	—
20,845,750 MXN	1,031,024 USD	Citi	09/15/2021	—	(3,067)
324,221,250 NOK	39,032,321 USD	Citi	09/15/2021	261,561	—
34,436,000 NOK	4,112,607 USD	Citi	09/15/2021	—	(5,291)
21,631,750 NZD	15,725,043 USD	Citi	09/15/2021	60,446	—
44,173,500 NZD	31,803,813 USD	Citi	09/15/2021	—	(184,355)
173,699,999 PHP	3,591,366 USD	Citi	09/15/2021	—	(15,010)
24,815,750 PLN	6,784,581 USD	Citi	09/15/2021	32,654	—
74,447,250 PLN	20,150,633 USD	Citi	09/15/2021	—	(105,147)
19,172,499 SGD	14,417,456 USD	Citi	09/15/2021	—	(75,672)
32,622,099 USD	42,114,000 AUD	Citi	09/15/2021	—	(143,360)
13,617,542 USD	72,928,915 BRL	Citi	09/15/2021	220,813	—
58,531,967 USD	70,782,750 CAD	Citi	09/15/2021	52,033	—
29,344,456 USD	35,419,250 CAD	Citi	09/15/2021	—	(29,386)
4,001,943 USD	2,921,783,550 CLP	Citi	09/15/2021	28,030	—
2,717,507 USD	1,947,855,698 CLP	Citi	09/15/2021	—	(30,859)
9,137,307 USD	59,216,250 CNH	Citi	09/15/2021	109,955	—
347,018 USD	1,300,000,000 COP	Citi	09/15/2021	1,547	—
135,254 USD	500,000,000 COP	Citi	09/15/2021	—	(1,190)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
14,937,073 USD	311,077,000 CZK	Citi	09/15/2021	—	(44,311)
10,188,514 USD	8,345,394 EUR	Citi	09/15/2021	9,073	—
72,482,709 USD	59,172,606 EUR	Citi	09/15/2021	—	(177,220)
5,195,692 USD	3,668,000 GBP	Citi	09/15/2021	10,053	—
3,032,781 USD	870,000,000 HUF	Citi	09/15/2021	6,887	—
771,234 USD	220,000,000 HUF	Citi	09/15/2021	—	(2,582)
752,155 USD	10,900,000,000 IDR	Citi	09/15/2021	642	—
6,013,333 USD	447,499,999 INR	Citi	09/15/2021	60,572	—
1,009,485 USD	74,250,000 INR	Citi	09/15/2021	—	(1,692)
2,586,520 USD	2,892,986,000 KRW	Citi	09/15/2021	10,589	—
1,550,595 USD	31,361,000 MXN	Citi	09/15/2021	5,125	—
4,632,358 USD	93,226,000 MXN	Citi	09/15/2021	—	(7,713)
7,096,280 USD	58,862,000 NOK	Citi	09/15/2021	—	(57,492)
9,203,973 USD	12,765,000 NZD	Citi	09/15/2021	39,781	—
9,165,427 USD	12,586,000 NZD	Citi	09/15/2021	—	(51,295)
3,503,544 USD	12,918,000 PLN	Citi	09/15/2021	11,215	—
1,339,770 USD	4,900,000 PLN	Citi	09/15/2021	—	(6,567)
6,482,819 USD	484,614,750 RUB	Citi	09/15/2021	32,088	—
17,682,914 USD	147,161,000 SEK	Citi	09/15/2021	52,784	—
14,919,714 USD	123,617,000 SEK	Citi	09/15/2021	—	(21,516)
1,289,363 USD	35,550,000 TWD	Citi	09/15/2021	12,435	—
3,713,957 USD	52,661,000 ZAR	Citi	09/15/2021	53,866	—
678,660 USD	9,450,000 ZAR	Citi	09/15/2021	—	(2,525)
2,979,000 ZAR	213,900 USD	Citi	09/15/2021	757	—
22,342,500 ZAR	1,575,626 USD	Citi	09/15/2021	—	(22,949)
4,150,000 ILS	1,280,671 USD	Citi	09/17/2021	1,775	—
12,750,000 ILS	3,920,470 USD	Citi	09/17/2021	—	(8,668)
83,433,000 CAD	68,951,740 USD	Goldman Sachs International	06/09/2021	—	(111,787)
60,955,000 CHF	67,808,040 USD	Goldman Sachs International	06/09/2021	30,300	—
1,105,000 CHF	1,226,799 USD	Goldman Sachs International	06/09/2021	—	(1,885)
46,021,000 GBP	65,110,741 USD	Goldman Sachs International	06/09/2021	—	(200,624)
69,063,909 USD	83,433,000 CAD	Goldman Sachs International	06/09/2021	—	(381)
4,071,687 USD	3,651,000 CHF	Goldman Sachs International	06/09/2021	—	(12,027)
66,437,000 NZD	48,428,620 USD	HSBC	06/11/2021	302,857	—
168,064,000 SEK	20,262,315 USD	HSBC	06/11/2021	22,290	—
402,469,000 SEK	47,871,364 USD	HSBC	06/11/2021	—	(598,165)
47,871,536 USD	66,437,000 NZD	HSBC	06/11/2021	254,228	—
48,390,120 USD	402,469,000 SEK	HSBC	06/11/2021	79,408	—
5,363,000 NZD	3,868,579 USD	Morgan Stanley	06/09/2021	—	(16,303)
33,604,000 SEK	4,042,456 USD	Morgan Stanley	06/09/2021	—	(4,424)
2,040,387 USD	2,837,000 NZD	Morgan Stanley	06/09/2021	14,695	—
67,718,918 USD	92,945,000 NZD	Morgan Stanley	06/09/2021	—	(390,868)
69,169,044 USD	575,784,000 SEK	Morgan Stanley	06/09/2021	171,771	—
49,200,000 AUD	38,361,765 USD	Morgan Stanley	06/16/2021	430,957	—
5,600,000 AUD	4,276,587 USD	Morgan Stanley	06/16/2021	—	(40,741)
88,135,000 BRL	15,568,254 USD	Morgan Stanley	06/16/2021	—	(1,319,936)
150,000 CAD	118,632 USD	Morgan Stanley	06/16/2021	—	(5,532)
29,250,000 CHF	31,711,304 USD	Morgan Stanley	06/16/2021	—	(818,580)
4,950,000 EUR	6,046,745 USD	Morgan Stanley	06/16/2021	8,829	—
6,750,000 EUR	8,029,859 USD	Morgan Stanley	06/16/2021	—	(203,662)
30,200,000 GBP	42,074,109 USD	Morgan Stanley	06/16/2021	—	(785,082)
1,242,525,000 INR	16,478,541 USD	Morgan Stanley	06/16/2021	—	(634,141)
1,650,000,000 JPY	15,124,383 USD	Morgan Stanley	06/16/2021	100,199	—
15,573,850,000 KRW	13,830,751 USD	Morgan Stanley	06/16/2021	—	(140,674)
128,295,000 MXN	6,155,870 USD	Morgan Stanley	06/16/2021	—	(274,860)
151,750,000 NOK	18,271,262 USD	Morgan Stanley	06/16/2021	125,344	—
94,500,000 NOK	11,095,847 USD	Morgan Stanley	06/16/2021	—	(204,247)
73,250,000 NZD	52,574,163 USD	Morgan Stanley	06/16/2021	—	(486,084)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	21

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
79,835,000 PLN	21,181,168 USD	Morgan Stanley	06/16/2021	—	(535,570)
19,250,000 SEK	2,258,709 USD	Morgan Stanley	06/16/2021	—	(59,671)
45,510,000 TRY	5,103,734 USD	Morgan Stanley	06/16/2021	—	(168,861)
422,087 USD	550,000 AUD	Morgan Stanley	06/16/2021	1,936	—
34,572,236 USD	44,450,000 AUD	Morgan Stanley	06/16/2021	—	(303,447)
10,004,175 USD	55,005,000 BRL	Morgan Stanley	06/16/2021	535,734	—
16,829,355 USD	21,050,000 CAD	Morgan Stanley	06/16/2021	595,084	—
1,659,317 USD	2,000,000 CAD	Morgan Stanley	06/16/2021	—	(3,788)
17,557,605 USD	16,250,000 CHF	Morgan Stanley	06/16/2021	514,553	—
25,805,334 USD	21,400,000 EUR	Morgan Stanley	06/16/2021	297,978	—
8,717,180 USD	6,250,000 GBP	Morgan Stanley	06/16/2021	152,686	—
17,471,598 USD	12,300,000 GBP	Morgan Stanley	06/16/2021	—	(15,702)
18,196,892 USD	1,352,575,000 INR	Morgan Stanley	06/16/2021	431,454	—
44,075,128 USD	4,705,000,000 JPY	Morgan Stanley	06/16/2021	—	(1,233,440)
27,310,510 USD	548,040,000 MXN	Morgan Stanley	06/16/2021	159,749	—
13,587,770 USD	115,500,000 NOK	Morgan Stanley	06/16/2021	223,456	—
1,618,547 USD	13,500,000 NOK	Morgan Stanley	06/16/2021	—	(4,248)
2,695,558 USD	3,750,000 NZD	Morgan Stanley	06/16/2021	20,837	—
17,708,300 USD	24,400,000 NZD	Morgan Stanley	06/16/2021	—	(33,624)
37,024,021 USD	311,500,000 SEK	Morgan Stanley	06/16/2021	491,582	—
11,976,132 USD	95,890,000 TRY	Morgan Stanley	06/16/2021	—	(866,723)
15,100,790 USD	227,630,000 ZAR	Morgan Stanley	06/17/2021	1,383,750	—
75,485,000 ZAR	5,264,131 USD	Morgan Stanley	06/17/2021	—	(202,353)
Total				29,414,216	(30,337,524)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Amsterdam Index	93	06/2021	EUR	13,256,220	312,162	—
Australian 10-Year Bond	750	06/2021	AUD	105,130,335	581,749	—
Australian 10-Year Bond	358	06/2021	AUD	50,182,213	375,704	—
Bist 30 Index	3,094	06/2021	TRY	47,314,995	112,273	—
Brent Crude	87	06/2021	USD	5,978,640	26,302	—
CAC40 Index	169	06/2021	EUR	10,936,835	234,965	—
Canadian Government 10-Year Bond	112	09/2021	CAD	16,156,000	—	(38,260)
Copper	21	07/2021	USD	2,455,688	137,608	—
Copper	30	07/2021	USD	3,508,125	47,160	—
Corn	47	07/2021	USD	1,543,363	9,696	—
Corn	13	07/2021	USD	426,888	—	(35,838)
DAX Index	15	06/2021	EUR	5,817,000	89,193	—
DJIA Index E-mini	5	06/2021	USD	862,825	12,995	—
EURO STOXX 50 Index	8	06/2021	EUR	325,280	—	(110)
Euro-Bund	376	06/2021	EUR	63,897,440	—	(827,216)
FTSE 100 Index	38	06/2021	GBP	2,668,930	147,806	—
FTSE China A50 Index	51	06/2021	USD	929,934	8,958	—
FTSE Taiwan Index	29	06/2021	USD	1,722,600	27,803	—
FTSE Taiwan Index	14	06/2021	USD	831,600	9,930	—
FTSE/JSE Top 40 Index	41	06/2021	ZAR	25,224,840	25,866	—
FTSE/MIB Index	94	06/2021	EUR	11,828,960	636,202	—
FTSE/MIB Index	73	06/2021	EUR	9,186,320	514,567	—
Gold 100 oz.	26	08/2021	USD	4,953,780	44,138	—
Hang Seng Index	68	06/2021	HKD	98,552,400	19,593	—
KOSPI 200 Index	146	06/2021	KRW	15,561,775,000	201,485	—
KOSPI 200 Index	1	06/2021	KRW	106,587,500	4,734	—
Lead	3	09/2021	USD	164,869	3,336	—
Long Gilt	104	09/2021	GBP	13,234,000	27,397	—
Mexican Bolsa IPC Index	179	06/2021	MXN	89,884,850	102,828	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index	4	06/2021	USD	467,400	25,868	—
MSCI Emerging Markets Index	751	06/2021	USD	51,101,795	924,232	—
NASDAQ 100 Index E-mini	11	06/2021	USD	3,011,030	—	(5,916)
Natural Gas	177	06/2021	USD	5,285,220	4,843	—
Natural Gas	164	06/2021	USD	4,897,040	—	(313,770)
Nickel	34	09/2021	USD	3,696,582	233,429	—
Nikkei 225 Index	10	06/2021	JPY	291,200,000	28,433	—
NY Harbor ULSD Heat Oil	60	06/2021	USD	5,136,516	95,052	—
NY Harbor ULSD Heat Oil	4	06/2021	USD	342,434	3,467	—
OMXS30 Index	155	06/2021	SEK	35,030,000	59,479	—
Primary Aluminum	52	09/2021	USD	3,233,425	145,447	—
RBOB Gasoline	42	06/2021	USD	3,769,492	76,685	—
RBOB Gasoline	2	06/2021	USD	179,500	2,640	—
Russell 2000 Index E-mini	14	06/2021	USD	1,588,020	—	(15,515)
S&P 500 Index E-mini	152	06/2021	USD	31,938,240	713,191	—
S&P 500 Index E-mini	65	06/2021	USD	13,657,800	321,442	—
S&P Mid 400 Index E-mini	7	06/2021	USD	1,908,690	40,683	—
Silver	3	07/2021	USD	420,210	9,665	—
Soybean	56	07/2021	USD	4,285,400	147,050	—
Soybean Oil	201	07/2021	USD	7,934,274	1,045,201	—
Soybean Oil	3	07/2021	USD	118,422	26,544	—
TOPIX Index	231	06/2021	JPY	4,499,880,000	736,330	—
TOPIX Index	99	06/2021	JPY	1,928,520,000	532,962	—
TOPIX Index	67	06/2021	JPY	1,305,160,000	—	(83,940)
U.S. Treasury 10-Year Note	34	09/2021	USD	4,485,875	8,253	—
U.S. Treasury 10-Year Note	393	09/2021	USD	51,851,438	—	(53,633)
WTI Crude	144	06/2021	USD	9,550,080	302,054	—
WTI Crude	110	06/2021	USD	7,295,200	164,624	—
Zinc	20	09/2021	USD	1,532,125	56,626	—
Total					9,418,650	(1,374,198)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini Japanese Government Bond	(7)	06/2021	JPY	(106,029,000)	—	(1,052)
CAC40 Index	(92)	06/2021	EUR	(5,953,780)	—	(237,001)
Canadian Government 10-Year Bond	(191)	09/2021	CAD	(27,551,750)	—	(80,752)
Coffee	(126)	07/2021	USD	(7,671,038)	—	(1,079,171)
Cotton	(28)	07/2021	USD	(1,149,680)	101,174	—
DAX Index	(16)	06/2021	EUR	(6,204,800)	—	(122,886)
Euro Buxl	(4)	09/2021	EUR	(797,360)	287	—
EURO STOXX 50 Index	(628)	06/2021	EUR	(25,534,480)	—	(1,708,279)
Euro-Bobl	(208)	09/2021	EUR	(27,869,920)	7,226	—
Euro-BTP	(16)	09/2021	EUR	(2,400,480)	—	(984)
Euro-Bund	(156)	06/2021	EUR	(26,510,640)	—	(62,249)
Euro-Bund	(527)	09/2021	EUR	(90,375,230)	39,403	—
Euro-OAT	(29)	09/2021	EUR	(4,589,830)	—	(38)
Euro-Schatz	(396)	09/2021	EUR	(44,413,380)	—	(1,686)
FTSE 100 Index	(220)	06/2021	GBP	(15,451,700)	—	(1,032,358)
FTSE 100 Index	(447)	06/2021	GBP	(31,395,045)	—	(1,571,903)
FTSE China A50 Index	(367)	06/2021	USD	(6,691,878)	—	(97,038)
FTSE/JSE Top 40 Index	(271)	06/2021	ZAR	(166,730,040)	—	(186,451)
Gold 100 oz.	(1)	08/2021	USD	(190,530)	—	(1,872)
Hang Seng Index	(20)	06/2021	HKD	(28,986,000)	—	(97,100)
H-Shares Index	(103)	06/2021	HKD	(55,161,650)	6,337	—
IBEX 35 Index	(33)	06/2021	EUR	(3,035,076)	—	(46,034)
IBEX 35 Index	(213)	06/2021	EUR	(19,590,036)	—	(149,719)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	23

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Japanese 10-Year Government Bond	(13)	06/2021	JPY	(1,968,590,000)	—	(7,195)
Japanese 10-Year Government Bond	(81)	06/2021	JPY	(12,265,830,000)	—	(279,834)
KLCI Index	(2)	06/2021	MYR	(159,150)	—	(418)
Lean Hogs	(113)	06/2021	USD	(5,299,700)	—	(453,767)
Live Cattle	(57)	08/2021	USD	(2,704,080)	44,604	—
Long Gilt	(224)	09/2021	GBP	(28,504,000)	86,111	—
Mexican Bolsa IPC Index	(29)	06/2021	MXN	(14,562,350)	—	(30,661)
MSCI Emerging Markets Index	(5)	06/2021	USD	(340,225)	—	(14,407)
MSCI Singapore Index	(140)	06/2021	SGD	(5,061,000)	—	(49,247)
Nickel	(51)	06/2021	USD	(5,533,398)	—	(54,042)
OMXS30 Index	(389)	06/2021	SEK	(87,914,000)	—	(211,489)
Primary Aluminum	(100)	06/2021	USD	(6,166,900)	22,800	—
S&P/TSX 60 Index	(10)	06/2021	CAD	(2,375,600)	—	(69,708)
S&P/TSX 60 Index	(147)	06/2021	CAD	(34,921,320)	—	(1,439,249)
SGX Nifty Index	(48)	06/2021	USD	(1,487,280)	—	(24,250)
SGX Nifty Index	(90)	06/2021	USD	(2,788,650)	—	(35,069)
Soybean	(23)	07/2021	USD	(1,760,075)	5,452	—
Soybean Meal	(3)	07/2021	USD	(118,650)	—	(247)
SPI 200 Index	(101)	06/2021	AUD	(18,116,875)	—	(729,863)
SPI 200 Index	(126)	06/2021	AUD	(22,601,250)	—	(752,643)
Sugar #11	(12)	06/2021	USD	(233,318)	—	(2,098)
Thai SET50 Index	(792)	06/2021	THB	(151,604,640)	—	(40,703)
U.S. Long Bond	(37)	09/2021	USD	(5,791,656)	—	(4,236)
U.S. Treasury 10-Year Note	(498)	09/2021	USD	(65,704,875)	—	(12,125)
U.S. Treasury 2-Year Note	(431)	09/2021	USD	(95,136,516)	—	(30,100)
U.S. Treasury 5-Year Note	(163)	09/2021	USD	(20,187,805)	—	(34,304)
U.S. Ultra Treasury Bond	(57)	09/2021	USD	(10,559,250)	29,858	—
Wheat	(104)	07/2021	USD	(3,450,200)	—	(11,352)
Wheat	(32)	07/2021	USD	(1,061,600)	—	(33,819)
WIG 20 Index	(1,018)	06/2021	PLN	(45,484,240)	—	(962,839)
Zinc	(28)	06/2021	USD	(2,131,185)	—	(76,095)
Total					343,252	(11,836,333)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	18,000,000	18,000,000	1.00	09/30/2021	313,200	1,107,304
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	70,000,000	70,000,000	1.25	11/16/2021	980,000	3,098,893
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	17,000,000	17,000,000	1.25	12/03/2021	263,500	780,240
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	60,000,000	60,000,000	1.25	01/05/2022	1,026,000	2,910,582
5-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	35,000,000	35,000,000	1.50	05/20/2022	367,500	309,019
Total							2,950,200	8,206,038

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(15,000,000)	(15,000,000)	2.20	03/17/2022	(280,500)	(156,297)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	(30,000,000)	(30,000,000)	1.70	10/01/2021	(414,750)	(568,434)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
6-Month NOK NIBOR	Fixed rate of 1.000%	Receives SemiAnnually, Pays Annually	Citi	09/20/2023	NOK	652,000,000	65,582	—	—	65,582	—
6-Month NOK NIBOR	Fixed rate of 1.000%	Receives SemiAnnually, Pays Annually	Citi	12/20/2023	NOK	115,500,000	4,764	—	—	4,764	—
3-Month NZD LIBOR	Fixed rate of 1.500%	Receives Quarterly, Pays SemiAnnually	Citi	12/16/2026	NZD	76,800,000	(144,684)	—	—	—	(144,684)
Fixed rate of 2.000%	6-Month NOK NIBOR	Receives Annually, Pays SemiAnnually	Citi	09/17/2031	NOK	140,300,000	(85,624)	—	—	—	(85,624)
Fixed rate of 2.000%	3-Month NZD LIBOR	Receives SemiAnnually, Pays Quarterly	Citi	12/10/2031	NZD	41,700,000	27,941	—	—	27,941	—
Fixed rate of 2.000%	6-Month NOK NIBOR	Receives Annually, Pays SemiAnnually	Citi	12/17/2031	NOK	2,400,000	206	—	—	206	—
Fixed rate of 2.000%	6-Month NOK NIBOR	Receives Annually, Pays SemiAnnually	Citi	12/17/2031	NOK	22,800,000	(4,528)	—	—	—	(4,528)
6-Month AUD BBSW	Fixed rate of 0.000%	Receives Quarterly, Pays Quarterly	Credit Suisse	09/07/2023	AUD	34,300,000	9,135	—	—	9,135	—
6-Month AUD BBSW	Fixed rate of 0.000%	Receives Quarterly, Pays Quarterly	Credit Suisse	09/07/2023	AUD	900,000	(273)	—	—	—	(273)
Fixed rate of 0.750%	3-Month CAD Canada Bankers’ Acceptances	Receives SemiAnnually, Pays Quarterly	Credit Suisse	09/13/2023	CAD	10,800,000	6,528	—	—	6,528	—
Fixed rate of 0.750%	3-Month CAD Canada Bankers’ Acceptances	Receives SemiAnnually, Pays Quarterly	Credit Suisse	09/13/2023	CAD	139,900,000	(124,455)	—	—	—	(124,455)
Fixed rate of 0.500%	3-Month NZD LIBOR	Receives SemiAnnually, Pays Quarterly	Credit Suisse	09/13/2023	NZD	186,100,000	(313,443)	—	—	—	(313,443)
6-Month EURIBOR	Fixed rate of -0.008%	Receives SemiAnnually, Pays Annually	Credit Suisse	09/15/2023	EUR	163,700,000	203,597	—	—	203,597	—
6-Month EURIBOR	Fixed rate of -0.500%	Receives SemiAnnually, Pays Annually	Credit Suisse	09/15/2023	EUR	244,300,000	137,614	—	—	137,614	—
3-Month USD LIBOR	Fixed rate of 0.250%	Receives Quarterly, Pays SemiAnnually	Credit Suisse	09/15/2023	USD	191,300,000	(267,836)	—	—	—	(267,836)
Fixed rate of 0.000%	6-Month GBP LIBOR	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	09/15/2023	GBP	240,900,000	(421,201)	—	—	—	(421,201)
3-Month SEK STIBOR	Fixed rate of 0.000%	Receives Quarterly, Pays Annually	Credit Suisse	09/20/2023	SEK	1,144,000,000	34,918	—	—	34,918	—
Fixed rate of 0.010%	6-Month NOK NIBOR	Receives Annually, Pays SemiAnnually	Credit Suisse	09/20/2023	NOK	97,400,000	15,730	—	—	15,730	—
6-Month JPY BBA LIBOR	Fixed rate of 0.000%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	09/20/2023	JPY	23,645,000,000	9,065	—	—	9,065	—
6-Month JPY BBA LIBOR	Fixed rate of 0.000%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	09/20/2023	JPY	19,539,700,000	(7,157)	—	—	—	(7,157)
6-Month CHF LIBOR	Fixed rate of -0.500%	Receives SemiAnnually, Pays Annually	Credit Suisse	09/20/2023	CHF	27,600,000	(17,105)	—	—	—	(17,105)
Fixed rate of 0.010%	6-Month NOK NIBOR	Receives Annually, Pays SemiAnnually	Credit Suisse	09/20/2023	NOK	1,388,700,000	(147,123)	—	—	—	(147,123)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	25

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 0.500%	3-Month AUD BBSW	Receives Quarterly, Pays Quarterly	Credit Suisse	12/07/2023	AUD	45,100,000	(26,085)	—	—	—	(26,085)
Fixed rate of 0.500%	3-Month NZD LIBOR	Receives SemiAnnually, Pays Quarterly	Credit Suisse	12/13/2023	NZD	24,500,000	22,279	—	—	22,279	—
Fixed rate of 1.000%	3-Month CAD Canada Bankers’ Acceptances	Receives SemiAnnually, Pays Quarterly	Credit Suisse	12/13/2023	CAD	93,800,000	(46,299)	—	—	—	(46,299)
Fixed rate of 1.000%	3-Month NZD LIBOR	Receives SemiAnnually, Pays Quarterly	Credit Suisse	12/13/2023	NZD	105,600,000	(147,908)	—	—	—	(147,908)
6-Month EURIBOR	Fixed rate of -0.500%	Receives SemiAnnually, Pays Annually	Credit Suisse	12/15/2023	EUR	210,600,000	(11,501)	—	—	—	(11,501)
3-Month USD LIBOR	Fixed rate of 0.500%	Receives Quarterly, Pays SemiAnnually	Credit Suisse	12/15/2023	USD	520,000,000	(68,601)	—	—	—	(68,601)
Fixed rate of 0.500%	6-Month GBP LIBOR	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	12/15/2023	GBP	243,500,000	(128,640)	—	—	—	(128,640)
6-Month JPY BBA LIBOR	Fixed rate of 0.000%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	12/20/2023	JPY	38,949,100,000	15,593	—	—	15,593	—
Fixed rate of 1.000%	6-Month NOK NIBOR	Receives Annually, Pays SemiAnnually	Credit Suisse	12/20/2023	NOK	4,800,000	(520)	—	—	—	(520)
Fixed rate of 1.500%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	09/11/2031	AUD	3,800,000	42,271	—	—	42,271	—
Fixed rate of 2.000%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	09/11/2031	AUD	3,200,000	35,002	—	—	35,002	—
Fixed rate of 1.500%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	09/11/2031	AUD	2,600,000	(32,862)	—	—	—	(32,862)
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 1.250%	Receives SemiAnnually, Pays Quarterly	Credit Suisse	09/13/2031	CAD	29,000,000	359,632	—	—	359,632	—
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 1.250%	Receives SemiAnnually, Pays Quarterly	Credit Suisse	09/13/2031	CAD	6,600,000	(57,605)	—	—	—	(57,605)
6-Month GBP LIBOR	Fixed rate of 0.250%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	09/15/2031	GBP	33,800,000	614,502	—	—	614,502	—
Fixed rate of 1.000%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Credit Suisse	09/15/2031	USD	19,200,000	24,053	—	—	24,053	—
6-Month GBP LIBOR	Fixed rate of 1.000%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	09/15/2031	GBP	5,100,000	5,902	—	—	5,902	—
6-Month GBP LIBOR	Fixed rate of 1.000%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	09/15/2031	GBP	6,200,000	(1,486)	—	—	—	(1,486)
Fixed rate of -0.250%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Credit Suisse	09/15/2031	EUR	37,300,000	(469,500)	—	—	—	(469,500)
Fixed rate of 0.000%	6-Month JPY BBA LIBOR	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	09/17/2031	JPY	2,390,800,000	144,772	—	—	144,772	—
6-Month NOK NIBOR	Fixed rate of 1.500%	Receives SemiAnnually, Pays Annually	Credit Suisse	09/17/2031	NOK	59,300,000	32,816	—	—	32,816	—
Fixed rate of 0.000%	6-Month CHF LIBOR	Receives Annually, Pays SemiAnnually	Credit Suisse	09/17/2031	CHF	3,400,000	1,485	—	—	1,485	—
6-Month NOK NIBOR	Fixed rate of 1.500%	Receives SemiAnnually, Pays Annually	Credit Suisse	09/17/2031	NOK	89,000,000	(47,743)	—	—	—	(47,743)
Fixed rate of 0.500%	3-Month SEK STIBOR	Receives Annually, Pays Quarterly	Credit Suisse	09/17/2031	SEK	62,100,000	(92,295)	—	—	—	(92,295)
3-Month NZD LIBOR	Fixed rate of 2.000%	Receives Quarterly, Pays SemiAnnually	Credit Suisse	12/10/2031	NZD	14,200,000	40,069	—	—	40,069	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month NZD LIBOR	Fixed rate of 2.000%	Receives Quarterly, Pays SemiAnnually	Credit Suisse	12/10/2031	NZD	2,600,000	(5,990)	—	—	—	(5,990)
Fixed rate of 2.000%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	12/11/2031	AUD	4,600,000	14,190	—	—	14,190	—
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 2.000%	Receives Quarterly, Pays SemiAnnually	Credit Suisse	12/13/2031	CAD	16,300,000	29,917	—	—	29,917	—
Fixed rate of 1.750%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Credit Suisse	12/15/2031	USD	14,800,000	50,860	—	—	50,860	—
6-Month GBP LIBOR	Fixed rate of 1.000%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	12/15/2031	GBP	5,600,000	21,867	—	—	21,867	—
Fixed rate of 1.750%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Credit Suisse	12/15/2031	USD	35,900,000	(7,882)	—	—	—	(7,882)
6-Month GBP LIBOR	Fixed rate of 1.000%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	12/15/2031	GBP	16,400,000	(43,391)	—	—	—	(43,391)
Fixed rate of 0.000%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Credit Suisse	12/15/2031	EUR	27,700,000	(45,358)	—	—	—	(45,358)
Fixed rate of 0.000%	6-Month JPY BBA LIBOR	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	12/17/2031	JPY	526,000,000	947	—	—	947	—
6-Month NOK NIBOR	Fixed rate of 2.000%	Receives SemiAnnually, Pays Annually	Credit Suisse	12/17/2031	NOK	7,800,000	557	—	—	557	—
6-Month EURIBOR	Fixed rate of -0.209%	Receives SemiAnnually, Pays Annually	Morgan Stanley	03/04/2030	EUR	46,929,000	1,215,622	—	—	1,215,622	—
Fixed rate of 0.891%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	05/04/2030	AUD	35,618,000	(1,578,351)	—	—	—	(1,578,351)
6-Month EURIBOR	Fixed rate of -0.226%	Receives SemiAnnually, Pays Annually	Morgan Stanley	08/05/2030	EUR	18,523,000	623,754	—	—	623,754	—
6-Month EURIBOR	Fixed rate of -0.148%	Receives SemiAnnually, Pays Annually	Morgan Stanley	09/03/2030	EUR	11,608,000	292,760	—	—	292,760	—
6-Month JPY BBA LIBOR	Fixed rate of 0.066%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	09/03/2030	JPY	9,125,713,000	234,199	—	—	234,199	—
3-Month SEK STIBOR	Fixed rate of 0.311%	Receives Quarterly, Pays Annually	Morgan Stanley	10/05/2030	SEK	123,846,000	600,536	—	—	600,536	—
6-Month JPY BBA LIBOR	Fixed rate of 0.053%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	11/05/2030	JPY	2,495,000,000	110,632	—	—	110,632	—
Fixed rate of 0.923%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	12/02/2030	AUD	53,063,000	(2,466,142)	—	—	—	(2,466,142)
6-Month GBP LIBOR	Fixed rate of 0.395%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	01/04/2031	GBP	27,581,000	2,192,772	—	—	2,192,772	—
Fixed rate of -0.283%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Morgan Stanley	01/06/2031	EUR	6,820,000	(300,103)	—	—	—	(300,103)
Fixed rate of 1.382%	3-Month CAD Canada Bankers’ Acceptances	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	02/01/2031	CAD	47,319,000	(1,783,375)	—	—	—	(1,783,375)
6-Month AUD BBSW	Fixed rate of 1.151%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	02/02/2031	AUD	36,304,000	1,195,565	—	—	1,195,565	—
3-Month SEK STIBOR	Fixed rate of 0.450%	Receives Quarterly, Pays Annually	Morgan Stanley	02/03/2031	SEK	241,363,000	910,628	—	—	910,628	—
6-Month JPY BBA LIBOR	Fixed rate of 0.070%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	02/03/2031	JPY	2,454,600,000	80,156	—	—	80,156	—
3-Month USD LIBOR	Fixed rate of 1.635%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	03/18/2031	USD	32,000,000	(304,801)	—	—	—	(304,801)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	27

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 1.751%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Morgan Stanley	04/07/2031	USD	31,799,000	658,087	—	—	658,087	—
Fixed rate of 1.952%	3-Month CAD Canada Bankers’ Acceptances	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	05/03/2031	CAD	9,400,000	20,039	—	—	20,039	—
Total							906,677	—	—	10,106,544	(9,199,867)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	5,000,000	(562,500)	1,667	—	(989,749)	428,916	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	3,000,000	(337,500)	1,000	—	(695,670)	359,170	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	3,500,000	(393,750)	1,167	—	(675,746)	283,163	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	2,500,000	(281,250)	833	—	(509,953)	229,536	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	2,000,000	(225,000)	667	—	(449,475)	225,142	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	1,200,000	(135,000)	400	—	(286,809)	152,209	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	2,000,000	(225,000)	667	—	(324,923)	100,590	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	750,000	(84,375)	250	—	(126,091)	41,966	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.443	USD	5,000,000	(562,500)	1,667	—	(590,448)	29,615	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	3.997	USD	4,000,000	(218,750)	1,333	—	(788,548)	571,131	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	3.997	USD	1,000,000	(54,688)	333	—	(151,033)	96,678	—
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	3.992	USD	3,000,000	(180,938)	1,000	—	(444,511)	264,573	—
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	3.992	USD	1,000,000	(60,313)	333	—	(154,137)	94,157	—
Total								(3,321,564)	11,317	—	(6,187,093)	2,876,846	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
May 31, 2021
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on MSCI Netherlands Net Return EUR Index	1-Month EURIBOR plus 0.001%	Monthly	JPMorgan	06/16/2021	EUR	3,782,844	228,469	1,514	—	—	229,983	—
Total return on MSCI Hong Kong Net Return HKD Index	1-Month HKD HIBOR plus 0.002%	Monthly	JPMorgan	06/16/2021	HKD	1,342,465	4,018	(12)	—	—	4,006	—
Overnight BRL CDI minus 0.005%	Total return on MSCI Brazil Net Return BRL Index	Monthly	JPMorgan	06/16/2021	BRL	827,311	(3,175)	137	—	—	—	(3,038)
1-Month EURIBOR minus 0.008%	Total return on MSCI Spain Net Return EUR Index	Monthly	JPMorgan	06/16/2021	EUR	418,687	(9,999)	(263)	—	—	—	(10,262)
1-Month EURIBOR minus 0.008%	Total return on MSCI Spain Net Return EUR Index	Monthly	JPMorgan	06/16/2021	EUR	653,088	(15,596)	(411)	—	—	—	(16,007)
Overnight BRL CDI minus 0.005%	Total return on MSCI Brazil Net Return BRL Index	Monthly	JPMorgan	06/16/2021	BRL	5,658,865	(21,720)	937	—	—	—	(20,783)
1-Month SGD SOR minus 0.001%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	06/16/2021	SGD	1,322,023	(27,543)	41	—	—	—	(27,502)
1-Month EURIBOR minus 0.008%	Total return on MSCI Spain Net Return EUR Index	Monthly	JPMorgan	06/16/2021	EUR	1,308,572	(31,250)	(823)	—	—	—	(32,073)
Total							123,204	1,120	—	—	233,989	(109,665)

Total return swap contracts on futures
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Corn Jul 21	Citi	07/2021	USD	3,119,563	—	—	423,989	—
KOSPI 200 Index Jun 21	Citi	06/2021	KRW	106,587,500	—	—	4,903	—
Soybean Oil Jul 21	Citi	07/2021	USD	2,289,492	—	—	509,725	—
WIG 20 Index Jun 21	Goldman Sachs	06/2021	PLN	(178,720)	—	—	—	(5,348)
Hang Seng Index Jun 21	JPMorgan	06/2021	HKD	46,377,600	—	—	30,909	—
KOSPI 200 Index Jun 21	JPMorgan	06/2021	KRW	213,175,000	—	—	10,118	—
TAIEX Index Jun 21	JPMorgan	06/2021	TWD	151,767,000	—	—	368,627	—
Bist 30 Index Jun 21	Morgan Stanley	06/2021	TRY	1,162,230	—	—	842	—
Bist 30 Index Jun 21	Morgan Stanley	06/2021	TRY	244,680	—	—	169	—
Hang Seng Index Jun 21	Morgan Stanley	06/2021	HKD	56,522,700	—	—	22,253	—
H-Shares Index Jun 21	Morgan Stanley	06/2021	HKD	48,199,500	—	—	—	(16,424)
Ibovespa Index Jun 21	Morgan Stanley	06/2021	BRL	43,985,900	—	—	188,407	—
Ibovespa Index Jun 21	Morgan Stanley	06/2021	BRL	(24,506,430)	—	—	—	(231,171)
KOSPI 200 Index Jun 21	Morgan Stanley	06/2021	KRW	14,495,900,000	—	—	85,177	—
Swiss Market Index Jun 21	Morgan Stanley	06/2021	CHF	(32,221,320)	—	—	—	(1,291,729)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	29

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Total return swap contracts on futures (continued)
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
TAIEX Index Jun 21	Morgan Stanley	06/2021	TWD	60,706,800	—	—	151,851	—
WIG 20 Index Jun 21	Morgan Stanley	06/2021	PLN	(1,295,720)	—	—	—	(37,205)
Total					—	—	1,796,970	(1,581,877)

*	If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the Fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the Fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Month HKD HIBOR	Hong Kong Interbank Offered Rate	0.083%
3-Month CAD Canada Bankers’ Acceptances	Canada Bankers’ Acceptances	0.181%
3-Month NZD LIBOR	London Interbank Offered Rate	0.325%
3-Month SEK STIBOR	Stockholm Interbank Offered Rate	(0.030%)
3-Month USD LIBOR	London Interbank Offered Rate	0.131%
6-Month AUD BBSW	Bank Bill Swap Rate	0.085%
6-Month EURIBOR	Euro Interbank Offered Rate	(0.513%)
6-Month GBP LIBOR	London Interbank Offered Rate	0.106%
6-Month JPY BBA LIBOR	London Interbank Offered Rate	(0.058%)
1-Month EURIBOR	Euro Interbank Offered Rate	(0.563%)
3-Month AUD BBSW	Bank Bill Swap Rate	0.036%
6-Month CHF LIBOR	London Interbank Offered Rate	(0.703%)
6-Month NOK NIBOR	Norwegian Interbank Offered Rate	0.370%
1-Month SGD SOR	Swap Offer Rate	0.189%
Overnight BRL CDI	Interbank Certificate of Deposit	0.013%
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2021, the total value of these securities amounted to $238,168,168, which represents 29.42% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2021.
(c)	Represents a security purchased on a when-issued basis.
(d)	Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of May 31, 2021 and is not reflective of the cash flow payments.
(e)	Valuation based on significant unobservable inputs.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2021, the total value of these securities amounted to $6,444,508, which represents 0.80% of total net assets.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2021.
(h)	Zero coupon bond.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	The rate shown is the seven-day current annualized yield at May 31, 2021.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Notes to Consolidated Portfolio of Investments  (continued)
(l)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.042%
	297,998,586	567,029,982	(556,679,967)	(49,411)	308,299,190	(8,941)	385,503	308,330,023
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Yuan Offshore Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	31

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	51,095,705	15,808,703	66,904,408
Commercial Mortgage-Backed Securities - Agency	—	1,036,531	—	1,036,531
Commercial Mortgage-Backed Securities - Non-Agency	—	52,319,571	—	52,319,571
Residential Mortgage-Backed Securities - Agency	—	114,488,994	—	114,488,994
Residential Mortgage-Backed Securities - Non-Agency	—	117,130,808	6,731,785	123,862,593
Treasury Bills	149,985,230	—	—	149,985,230
Options Purchased Puts	—	8,206,038	—	8,206,038
Money Market Funds	308,299,190	—	—	308,299,190
Total Investments in Securities	458,284,420	344,277,647	22,540,488	825,102,555
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	29,414,216	—	29,414,216
Futures Contracts	9,761,902	—	—	9,761,902
Swap Contracts	—	15,014,349	—	15,014,349
Liability
Forward Foreign Currency Exchange Contracts	—	(30,337,524)	—	(30,337,524)
Futures Contracts	(13,210,531)	—	—	(13,210,531)
Options Contracts Written	—	(724,731)	—	(724,731)
Swap Contracts	—	(10,891,409)	—	(10,891,409)
Total	454,835,791	346,752,548	22,540,488	824,128,827
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2021 ($)
Asset-Backed Securities — Non-Agency	4,443,161	(2,424,709)	3,427	997,269	15,363,917	(2,574,362)	—	—	15,808,703
Residential Mortgage-Backed Securities — Non-Agency	6,092,951	356	—	75,032	7,635,768	(979,371)	—	(6,092,951)	6,731,785
Total	10,536,112	(2,424,353)	3,427	1,072,301	22,999,685	(3,553,733)	—	(6,092,951)	22,540,488
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2021 was $1,025,893, which is comprised of Asset-Backed Securities — Non-Agency of $950,861 and Residential Mortgage-Backed Securities — Non-Agency of $75,032.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset-backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	33

Consolidated Statement of Assets and Liabilities
May 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $499,397,230)	$508,597,327
Affiliated issuers (cost $308,305,377)	308,299,190
Options purchased (cost $2,950,200)	8,206,038
Cash	220,750
Foreign currency (cost $5,822,355)	5,815,210
Cash collateral held at broker for:
Swap contracts	7,770,000
Other(a)	3,280,000
Margin deposits on:
Futures contracts	44,188,161
Swap contracts	14,791,617
Unrealized appreciation on forward foreign currency exchange contracts	29,414,216
Unrealized appreciation on swap contracts	4,907,805
Receivable for:
Investments sold	462,441
Capital shares sold	1,493,457
Dividends	11,744
Interest	865,859
Variation margin for futures contracts	4,211,143
Variation margin for swap contracts	1,610,019
Expense reimbursement due from Investment Manager	2,806
Prepaid expenses	12,439
Trustees’ deferred compensation plan	66,750
Total assets	944,226,972
Liabilities
Option contracts written, at value (premiums received $695,250)	724,731
Unrealized depreciation on forward foreign currency exchange contracts	30,337,524
Unrealized depreciation on swap contracts	1,691,542
Upfront receipts on swap contracts	6,187,093
Cash collateral due to broker for:
Swap contracts	1,130,000
Other(a)	1,450,000
Payable for:
Investments purchased	837,159
Investments purchased on a delayed delivery basis	85,240,595
Capital shares purchased	983,014
Variation margin for futures contracts	4,455,439
Variation margin for swap contracts	1,364,559
Management services fees	21,248
Distribution and/or service fees	15
Transfer agent fees	68,563
Compensation of board members	4,815
Compensation of chief compliance officer	37
Other expenses	66,577
Trustees’ deferred compensation plan	66,750
Total liabilities	134,629,661
Net assets applicable to outstanding capital stock	$809,597,311
Represented by
Paid in capital	904,965,552
Total distributable earnings (loss)	(95,368,241)
Total - representing net assets applicable to outstanding capital stock	$809,597,311
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Consolidated Statement of Assets and Liabilities  (continued)
May 31, 2021
Class A
Net assets	$1,738,975
Shares outstanding	58,641
Net asset value per share	$29.65
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$31.46
Advisor Class
Net assets	$226,256
Shares outstanding	7,534
Net asset value per share	$30.03
Class C
Net assets	$114,113
Shares outstanding	3,991
Net asset value per share	$28.59
Institutional Class
Net assets	$806,627,169
Shares outstanding	26,911,093
Net asset value per share	$29.97
Institutional 2 Class
Net assets	$875,918
Shares outstanding	29,082
Net asset value per share	$30.12
Institutional 3 Class
Net assets	$7,556
Shares outstanding	250
Net asset value per share	$30.22
Class R
Net assets	$7,324
Shares outstanding	250
Net asset value per share	$29.30

(a)	Includes collateral related to forward foreign currency exchange contracts and swap contracts.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	35

Consolidated Statement of Operations
Year Ended May 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$385,503
Interest	14,125,662
Total income	14,511,165
Expenses:
Management services fees	7,038,981
Distribution and/or service fees
Class A	4,942
Class C	1,816
Class R	36
Transfer agent fees
Class A	2,376
Advisor Class	210
Class C	219
Institutional Class	867,980
Institutional 2 Class	460
Institutional 3 Class	836
Class R	7
Compensation of board members	25,547
Custodian fees	123,650
Printing and postage fees	80,935
Registration fees	151,604
Audit fees	49,500
Legal fees	18,667
Interest on collateral	65,228
Compensation of chief compliance officer	225
Other	63,008
Total expenses	8,496,227
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(977,377)
Total net expenses	7,518,850
Net investment income	6,992,315
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,085,401
Investments — affiliated issuers	(8,941)
Foreign currency translations	(2,168,575)
Forward foreign currency exchange contracts	(2,921,513)
Futures contracts	19,285,273
Options purchased	(1,753,000)
Swap contracts	7,277,883
Net realized gain	23,796,528
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	24,391,009
Investments — affiliated issuers	(49,411)
Foreign currency translations	148,557
Forward foreign currency exchange contracts	523,315
Futures contracts	(7,414,129)
Options purchased	6,014,802
Options contracts written	(29,481)
Swap contracts	(8,143,890)
Net change in unrealized appreciation (depreciation)	15,440,772
Net realized and unrealized gain	39,237,300
Net increase in net assets resulting from operations	$46,229,615
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Consolidated Statement of Changes in Net Assets
	Year Ended May 31, 2021	Year Ended May 31, 2020
Operations
Net investment income	$6,992,315	$7,033,433
Net realized gain (loss)	23,796,528	(61,621,348)
Net change in unrealized appreciation (depreciation)	15,440,772	16,231,296
Net increase (decrease) in net assets resulting from operations	46,229,615	(38,356,619)
Increase in net assets from capital stock activity	131,298,431	61,067,201
Total increase in net assets	177,528,046	22,710,582
Net assets at beginning of year	632,069,265	609,358,683
Net assets at end of year	$809,597,311	$632,069,265
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	37

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2021		May 31, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	9,549	278,887	12,446	359,008
Redemptions	(27,239)	(794,935)	(40,286)	(1,166,857)
Net decrease	(17,690)	(516,048)	(27,840)	(807,849)
Advisor Class
Subscriptions	4,185	122,324	1,530	43,189
Redemptions	(1,364)	(39,438)	(4,003)	(120,171)
Net increase (decrease)	2,821	82,886	(2,473)	(76,982)
Class C
Subscriptions	—	—	3,145	84,401
Redemptions	(4,132)	(118,675)	(11,918)	(337,760)
Net decrease	(4,132)	(118,675)	(8,773)	(253,359)
Institutional Class
Subscriptions	9,373,060	275,195,663	6,890,847	199,053,286
Redemptions	(4,352,530)	(128,547,132)	(4,602,168)	(134,635,102)
Net increase	5,020,530	146,648,531	2,288,679	64,418,184
Institutional 2 Class
Subscriptions	49,488	1,450,617	8,209	242,451
Redemptions	(24,820)	(739,212)	(25,990)	(767,244)
Net increase (decrease)	24,668	711,405	(17,781)	(524,793)
Institutional 3 Class
Redemptions	(528,890)	(15,509,668)	(57,182)	(1,688,000)
Net decrease	(528,890)	(15,509,668)	(57,182)	(1,688,000)
Total net increase	4,497,307	131,298,431	2,174,630	61,067,201

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
38	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

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Columbia Multi Strategy Alternatives Fund | Annual Report 2021	39

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A(c)
Year Ended 5/31/2021	$27.84	0.19	1.62	1.81	—	—
Year Ended 5/31/2020	$29.79	0.28	(2.23)	(1.95)	—	—
Year Ended 5/31/2019	$34.63	0.32	(5.16)	(4.84)	—	—
Year Ended 5/31/2018	$37.44	0.04	(2.01)	(1.97)	(0.84)	(0.84)
Year Ended 5/31/2017	$37.71	(0.36)	0.25	(0.11)	(0.16)	(0.16)
Advisor Class(c)
Year Ended 5/31/2021	$28.12	0.28	1.63	1.91	—	—
Year Ended 5/31/2020	$30.01	0.32	(2.21)	(1.89)	—	—
Year Ended 5/31/2019	$34.78	0.36	(5.13)	(4.77)	—	—
Year Ended 5/31/2018	$37.55	0.16	(2.05)	(1.89)	(0.88)	(0.88)
Year Ended 5/31/2017	$37.78	(0.24)	0.21	(0.03)	(0.20)	(0.20)
Class C(c)
Year Ended 5/31/2021	$27.05	(0.04)	1.58	1.54	—	—
Year Ended 5/31/2020	$29.16	0.04	(2.15)	(2.11)	—	—
Year Ended 5/31/2019	$34.15	0.08	(5.07)	(4.99)	—	—
Year Ended 5/31/2018	$37.10	(0.24)	(1.99)	(2.23)	(0.72)	(0.72)
Year Ended 5/31/2017	$37.54	(0.64)	0.24	(0.40)	(0.04)	(0.04)
Institutional Class(c)
Year Ended 5/31/2021	$28.07	0.28	1.62	1.90	—	—
Year Ended 5/31/2020	$29.96	0.32	(2.21)	(1.89)	—	—
Year Ended 5/31/2019	$34.73	0.40	(5.17)	(4.77)	—	—
Year Ended 5/31/2018	$37.50	0.12	(2.01)	(1.89)	(0.88)	(0.88)
Year Ended 5/31/2017	$37.71	(0.12)	0.11	(0.01)	(0.20)	(0.20)
Institutional 2 Class(c)
Year Ended 5/31/2021	$28.19	0.34	1.59	1.93	—	—
Year Ended 5/31/2020	$30.07	0.40	(2.28)	(1.88)	—	—
Year Ended 5/31/2019	$34.84	0.44	(5.21)	(4.77)	—	—
Year Ended 5/31/2018	$37.58	0.20	(2.06)	(1.86)	(0.88)	(0.88)
Year Ended 5/31/2017	$37.80	(0.12)	0.14	0.02	(0.24)	(0.24)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
40	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 5/31/2021	$29.65	6.50%	1.40%(d),(e)	1.27%(d),(e)	0.66%	555%	$1,739
Year Ended 5/31/2020	$27.84	(6.58%)	1.42%(d),(e)	1.25%(d),(e)	0.94%	789%	$2,125
Year Ended 5/31/2019	$29.79	(13.97%)	1.45%(d)	1.24%(d)	0.98%	0%	$3,103
Year Ended 5/31/2018	$34.63	(5.49%)	1.49%(d)	1.28%(d)	0.06%	0%	$4,343
Year Ended 5/31/2017	$37.44	(0.28%)	1.61%	1.41%	(0.95%)	71%	$5,582
Advisor Class(c)
Year Ended 5/31/2021	$30.03	6.79%	1.16%(d),(e)	1.02%(d),(e)	0.97%	555%	$226
Year Ended 5/31/2020	$28.12	(6.27%)	1.17%(d),(e)	0.99%(d),(e)	1.15%	789%	$133
Year Ended 5/31/2019	$30.01	(13.79%)	1.20%(d)	1.01%(d)	1.07%	0%	$216
Year Ended 5/31/2018	$34.78	(5.27%)	1.24%(d)	1.03%(d)	0.41%	0%	$4,433
Year Ended 5/31/2017	$37.55	(0.06%)	1.36%	1.15%	(0.66%)	71%	$552
Class C(c)
Year Ended 5/31/2021	$28.59	5.73%	2.15%(d),(e)	2.02%(d),(e)	(0.14%)	555%	$114
Year Ended 5/31/2020	$27.05	(7.27%)	2.17%(d),(e)	1.99%(d),(e)	0.21%	789%	$220
Year Ended 5/31/2019	$29.16	(14.64%)	2.20%(d)	1.99%(d)	0.22%	0%	$493
Year Ended 5/31/2018	$34.15	(6.15%)	2.24%(d)	2.03%(d)	(0.68%)	0%	$838
Year Ended 5/31/2017	$37.10	(1.03%)	2.36%	2.16%	(1.68%)	71%	$1,100
Institutional Class(c)
Year Ended 5/31/2021	$29.97	6.73%	1.16%(d),(e)	1.02%(d),(e)	0.95%	555%	$806,627
Year Ended 5/31/2020	$28.07	(6.28%)	1.17%(d),(e)	1.00%(d),(e)	1.17%	789%	$614,500
Year Ended 5/31/2019	$29.96	(13.71%)	1.20%(d)	0.99%(d)	1.23%	0%	$587,203
Year Ended 5/31/2018	$34.73	(5.35%)	1.24%(d)	1.03%(d)	0.34%	0%	$706,826
Year Ended 5/31/2017	$37.50	0.05%	1.36%	1.08%	(0.28%)	71%	$520,564
Institutional 2 Class(c)
Year Ended 5/31/2021	$30.12	6.81%	1.11%(d),(e)	0.98%(d),(e)	1.14%	555%	$876
Year Ended 5/31/2020	$28.19	(6.25%)	1.10%(d),(e)	0.92%(d),(e)	1.28%	789%	$124
Year Ended 5/31/2019	$30.07	(13.66%)	1.11%(d)	0.90%(d)	1.32%	0%	$667
Year Ended 5/31/2018	$34.84	(5.08%)	1.11%(d)	0.90%(d)	0.48%	0%	$825
Year Ended 5/31/2017	$37.58	(0.02%)	1.21%	0.93%	(0.33%)	71%	$23
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	41

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class(c)
Year Ended 5/31/2021	$28.27	0.23	1.72	1.95	—	—
Year Ended 5/31/2020	$30.14	0.36	(2.23)	(1.87)	—	—
Year Ended 5/31/2019	$34.89	0.44	(5.19)	(4.75)	—	—
Year Ended 5/31/2018	$37.63	0.20	(2.02)	(1.82)	(0.92)	(0.92)
Year Ended 5/31/2017	$37.81	(0.04)	0.10	0.06	(0.24)	(0.24)
Class R(c)
Year Ended 5/31/2021	$27.57	0.13	1.60	1.73	—	—
Year Ended 5/31/2020	$29.56	0.20	(2.19)	(1.99)	—	—
Year Ended 5/31/2019	$34.44	0.24	(5.12)	(4.88)	—	—
Year Ended 5/31/2018	$37.30	(0.08)	(1.98)	(2.06)	(0.80)	(0.80)
Year Ended 5/31/2017	$37.63	(0.40)	0.19	(0.21)	(0.12)	(0.12)

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2021	5/31/2020	5/31/2019	5/31/2018
Class A	0.01%	0.01%	0.02%	0.01%
Advisor Class	0.01%	0.01%	0.02%	0.01%
Class C	0.01%	0.01%	0.02%	0.01%
Institutional Class	0.01%	0.01%	0.02%	0.01%
Institutional 2 Class	0.01%	0.01%	0.02%	0.01%
Institutional 3 Class	less than 0.01%	0.01%	0.02%	0.01%
Class R	0.01%	0.01%	0.02%	0.01%

(e)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
42	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Year Ended 5/31/2021	$30.22	6.86%	1.03%(d),(e)	0.90%(d),(e)	0.79%	555%	$8
Year Ended 5/31/2020	$28.27	(6.11%)	1.05%(d),(e)	0.88%(d),(e)	1.30%	789%	$14,960
Year Ended 5/31/2019	$30.14	(13.65%)	1.06%(d)	0.84%(d)	1.38%	0%	$17,670
Year Ended 5/31/2018	$34.89	(5.16%)	1.05%(d)	0.84%(d)	0.50%	0%	$20,459
Year Ended 5/31/2017	$37.63	0.21%	1.18%	0.88%	(0.07%)	71%	$21,559
Class R(c)
Year Ended 5/31/2021	$29.30	6.31%	1.63%(d),(e)	1.51%(d),(e)	0.45%	555%	$7
Year Ended 5/31/2020	$27.57	(6.77%)	1.63%(d),(e)	1.47%(d),(e)	0.71%	789%	$7
Year Ended 5/31/2019	$29.56	(14.17%)	1.69%(d)	1.48%(d)	0.75%	0%	$7
Year Ended 5/31/2018	$34.44	(5.80%)	1.74%(d)	1.53%(d)	(0.19%)	0%	$9
Year Ended 5/31/2017	$37.30	(0.50%)	1.89%	1.63%	(1.10%)	71%	$9
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	43

Notes to Consolidated Financial Statements
May 31, 2021
Note 1. Organization
Columbia Multi Strategy Alternatives Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Consolidated Statement of Changes in Net Assets and per share data in the Consolidated Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Basis for consolidation
CMSAF1 Offshore Fund, Ltd., CMSAF2 Offshore Fund, Ltd. and CMSAF3 Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of each Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2021, the Subsidiary financial statement information is as follows:
	CMSAF1 Offshore Fund, Ltd.	CMSAF2 Offshore Fund, Ltd.	CMSAF3 Offshore Fund, Ltd.
% of consolidated fund net assets	0.00%	5.25%	2.10%
Net assets	$6,006	$42,473,835	$16,991,453
Net investment income (loss)	(11,122)	(367,465)	(219,256)
Net realized gain (loss)	—	5,359,326	14,287,090
Net change in unrealized appreciation (depreciation)	(4)	2,191,362	412,729
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Consolidated Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
44	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	45

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
46	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to generate total return through long and short positions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	47

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Consolidated Statement of Assets and Liabilities. Gain or loss is recognized in the Consolidated Statement of Operations when the interest rate swaption contract is closed or expires.
48	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Consolidated Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Consolidated Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	49

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Consolidated Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to synthetically add or subtract principal exposure to a market and to manage long or short exposure to the total return on a reference index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying
50	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2021:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	2,876,846*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	5,850,317*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	1,097,245*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	29,414,216
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,155,988*
Interest rate risk	Investments, at value — Options purchased	8,206,038
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	10,106,544*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,755,597*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	933,714*
Total		62,396,505

	Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Upfront receipts on swap contracts	6,187,093
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	9,714,796*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,691,542*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	30,337,524
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,433,664*
Interest rate risk	Options contracts written, at value	724,731
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	9,199,867*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,062,071*
Total		61,351,288

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	51

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	17,469,083	—	2,171,903	19,640,986
Credit risk	—	—	—	3,374,379	3,374,379
Equity risk	—	4,899,235	—	2,250,594	7,149,829
Foreign exchange risk	(2,921,513)	—	—	—	(2,921,513)
Interest rate risk	—	(3,083,045)	(1,753,000)	(518,993)	(5,355,038)
Total	(2,921,513)	19,285,273	(1,753,000)	7,277,883	21,888,643

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	1,771,341	—	—	830,008	2,601,349
Credit risk	—	—	—	—	1,104,105	1,104,105
Equity risk	—	(8,672,255)	—	—	418,156	(8,254,099)
Foreign exchange risk	523,315	—	—	—	—	523,315
Interest rate risk	—	(513,215)	(29,481)	6,014,802	(10,496,159)	(5,024,053)
Total	523,315	(7,414,129)	(29,481)	6,014,802	(8,143,890)	(9,049,383)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	614,569,461*
Futures contracts — short	841,800,316*
Credit default swap contracts — buy protection	280,220**
Credit default swap contracts — sell protection	27,400,000*

Derivative instrument	Average value ($)
Options contracts — purchased	4,813,066*
Options contracts — written	(129,743)**

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	31,326,487	(31,530,587)
Interest rate swap contracts	13,086,442	(12,214,655)
Total return swap contracts	1,498,907	(1,255,556)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2021.
52	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	53

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
54	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2021:
	Citi ($)(a)	Citi ($)(a)	Citi ($)(a)	Citi ($)(a)	Credit Suisse ($)	Goldman Sachs ($)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Centrally cleared interest rate swap contracts (b)	-	-	-	288,689	1,051,693	-	-	-	-	-	-	-	269,637	-	1,610,019
Forward foreign currency exchange contracts	21,511,013	1,553,526	-	-	-	-	30,300	658,783	-	-	5,474,128	186,466	-	-	29,414,216
Options purchased puts	-	4,986,437	-	-	-	-	-	-	-	-	-	3,219,601	-	-	8,206,038
OTC credit default swap contracts (c)	-	-	-	-	-	-	-	-	-	-	-	2,876,846	-	-	2,876,846
OTC total return swap contracts (c)	-	-	-	-	-	-	-	-	233,989	-	-	-	-	-	233,989
OTC total return swap contracts on futures (c)	4,903	-	933,714	-	-	-	-	-	409,654	218,857	229,842	-	-	-	1,796,970
Total assets	21,515,916	6,539,963	933,714	288,689	1,051,693	-	30,300	658,783	643,643	218,857	5,703,970	6,282,913	269,637	-	44,138,078
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	371,559	482,185	-	-	-	-	-	-	-	458,180	52,635	1,364,559
Forward foreign currency exchange contracts	19,528,439	1,131,655	-	-	-	-	326,704	598,165	-	-	8,340,966	411,595	-	-	30,337,524
Options contracts written	-	156,297	-	-	-	-	-	-	-	-	-	568,434	-	-	724,731
OTC credit default swap contracts (c)	-	-	-	-	-	-	-	-	-	-	-	6,187,093	-	-	6,187,093
OTC total return swap contracts (c)	-	-	-	-	-	-	-	-	109,665	-	-	-	-	-	109,665
OTC total return swap contracts on futures (c)	-	-	-	-	-	5,348	-	-	-	1,022,280	554,249	-	-	-	1,581,877
Total liabilities	19,528,439	1,287,952	-	371,559	482,185	5,348	326,704	598,165	109,665	1,022,280	8,895,215	7,167,122	458,180	52,635	40,305,449
Total financial and derivative net assets	1,987,477	5,252,011	933,714	(82,870)	569,508	(5,348)	(296,404)	60,618	533,978	(803,423)	(3,191,245)	(884,209)	(188,543)	(52,635)	3,832,629
Total collateral received (pledged) (d)	-	4,623,000	830,000	(82,870)	-	-	-	-	-	(803,423)	(3,191,245)	(670,000)	(188,543)	(52,635)	464,284
Net amount (e)	1,987,477	629,011	103,714	-	569,508	(5,348)	(296,404)	60,618	533,978	-	-	(214,209)	-	-	3,368,345

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Consolidated Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Notes to Consolidated Financial Statements  (continued)
May 31, 2021
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	55

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
56	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.96% to 0.93% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2021 was 0.96% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with AQR Capital Management, LLC and QMA LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
In addition, the Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2021, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	57

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2021, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	1,445
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
58	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through September 30, 2021
Class A	1.27%
Advisor Class	1.02
Class C	2.02
Institutional Class	1.02
Institutional 2 Class	0.96
Institutional 3 Class	0.90
Class R	1.52
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2021, these differences were primarily due to differing treatment for trustees’ deferred compensation, derivative investments, tax straddles, non-deductible expenses, capital loss carryforward, swap investments, principal and/or interest of fixed income securities, investments in partnerships, foreign currency transactions and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(2,218,936)	(23,898)	2,242,834
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
For the years ended May 31, 2021 and May 31, 2020, there were no distributions.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	59

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
At May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
13,980,487	—	(70,698,343)	(36,145,663)
At May 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
854,999,724	12,397,679	(48,543,342)	(36,145,663)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(63,457,772)	(7,240,571)	(70,698,343)	2,044,235
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,060,621,760 and $2,078,963,444, respectively, for the year ended May 31, 2021, of which $1,916,330,236 and $2,013,490,900, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
60	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2021.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	61

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties,
62	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	63

Notes to Consolidated Financial Statements  (continued)
May 31, 2021
securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At May 31, 2021, affiliated shareholders of record owned 97.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
64	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Multi Strategy Alternatives Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Multi Strategy Alternatives Fund and its subsidiaries (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2021, the related consolidated statement of operations for the year ended May 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the consolidated financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	65

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
66	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	67

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
68	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	69

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
70	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Multi Strategy Alternatives Fund | Annual Report 2021	71

 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust I elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust I, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	86,127,701,985	836,188,991	0
Kathleen Blatz	86,243,229,991	720,660,985	0
Pamela G. Carlton	86,264,105,441	699,785,535	0
Janet Langford Carrig	86,054,199,101	909,691,875	0
J. Kevin Connaughton	86,079,927,846	883,963,131	0
Olive M. Darragh	86,229,808,655	734,082,321	0
Patricia M. Flynn	86,198,477,183	765,413,793	0
Brian J. Gallagher	86,107,199,569	856,691,407	0
Douglas A. Hacker	85,856,681,960	1,107,209,016	0
Nancy T. Lukitsh	86,082,583,872	881,307,104	0
David M. Moffett	85,916,196,449	1,047,694,527	0
Catherine James Paglia	86,220,544,249	743,346,727	0
Anthony M. Santomero	86,032,441,166	931,449,811	0
Minor M. Shaw	86,027,511,771	936,379,205	0
Natalie A. Trunow	86,222,277,961	741,613,015	0
Sandra Yeager	86,214,429,708	749,461,268	0
Christopher O. Petersen	86,067,188,679	896,702,297	0
72	Columbia Multi Strategy Alternatives Fund | Annual Report 2021

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Columbia Multi Strategy Alternatives Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN259_05_L01_(07/21)

Annual Report
May 31, 2021
Columbia Dividend Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Dividend Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Income Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Scott Davis
Lead Portfolio Manager
Managed Fund since 2001
Michael Barclay, CFA
Portfolio Manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/25/02	35.42	14.25	12.57
	Including sales charges		27.63	12.91	11.91
Advisor Class*		11/08/12	35.76	14.54	12.85
Class C	Excluding sales charges	11/25/02	34.43	13.40	11.73
	Including sales charges		33.43	13.40	11.73
Institutional Class		03/04/98	35.76	14.53	12.85
Institutional 2 Class*		11/08/12	35.84	14.62	12.95
Institutional 3 Class*		11/08/12	35.95	14.69	13.01
Class R		03/28/08	35.08	13.97	12.29
Class V	Excluding sales charges	03/04/98	35.40	14.25	12.55
	Including sales charges		27.62	12.91	11.89
Russell 1000 Index			42.66	17.46	14.41
Returns for Class A shares and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Institutional Class shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Dividend Income Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2011 — May 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2021)
Common Stocks	96.8
Money Market Funds	3.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2021)
Communication Services	4.0
Consumer Discretionary	8.5
Consumer Staples	6.9
Energy	3.8
Financials	18.4
Health Care	12.3
Industrials	14.5
Information Technology	21.0
Materials	2.5
Real Estate	2.7
Utilities	5.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Dividend Income Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2021, the Fund’s Class A shares returned 35.42% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Index, which returned 42.66% for the same time period.
Market overview
U.S. equities delivered substantial gains for the 12 months ended May 31, 2021. Quick and unprecedented measures taken by government policymakers and the U.S. Federal Reserve in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred markets to rally from the start of the period through to the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity. Passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, appeared to provide a further boost to the economic outlook.
While the rally during the first half of the period was largely driven by outsize gains in faster growing market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically-sensitive, value-oriented market segments. Within the benchmark, performance for the period was led by the financials, materials and industrials sectors, while the utilities, health care and consumer staples sectors trailed, despite posting solid double-digit positive returns.
The Fund’s most notable detractors during the period
•	The Fund’s performance relative to its benchmark was driven primarily by stock selection within the health care, financials and communication services sectors.
•	Sector allocation was a secondary detractor, with the Fund’s overweight to the weak-performing utilities sector and underweight to the strong-performing consumer discretionary sector weighing on results versus the benchmark.
•	Within the industrials sector, the Fund’s position in aerospace and defense company Lockheed Martin Corp. underperformed as investor sentiment favored more economically sensitive names and concerns over the defense spending policy of the new U.S. administration.
•	Within the health care sector:
○	Shares of Merck & Co., Inc. came under pressure during the period from investor concerns over potential regulatory changes and lower drug prices in the pharmaceutical industry, as well as anticipated changes in Merck’s management team.
○	The Fund’s overweight position in Johnson & Johnson detracted from relative results. While shares delivered strong absolute performance during the period, the health care sector overall was a weaker performing sector in the benchmark during the period.
•	Within information technology:
○	Computer network equipment maker Cisco Systems, Inc. weighed on results as enterprise spending on networking was slow to recover during the period.
○	Chipmaker Intel Corporation was also among the Fund’s detractors. We exited the position on news that delivery of its next generation chip would be delayed.
•	The Fund’s lack of exposure to names such as Tesla and Alphabet weighed on results relative to the benchmark. Tesla alone accounted for nearly all the underperformance in consumer discretionary. As non-dividend paying stocks, the Fund is unable to hold these positions.
The Fund’s most notable contributors during the period
•	The Fund’s stock selection within the information technology sector and overweight allocation to the strong-performing financials and industrials sectors benefited results compared to the benchmark during the period.
•	Fund positions in semiconductor capital equipment stocks Lam Research Corp. and KLA Corp. were notable contributors.
Columbia Dividend Income Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
○	Lam Research makes equipment necessary to the manufacture of semiconductors, while KLA makes testing equipment that allows manufacturers to maximize chip yield.
○	Both Lam Research and KLA possess high profit margins, strong cash flow and balance sheets, producing high barriers to entry. Both stocks benefited during the period from the shortage of semiconductors, which has led to a ramp up in chip production. Importantly, we believe that the long-term trends of growing end markets for semiconductors and increasing chip complexity remain firmly in place.
•	Trane Technologies PLC, a top contributor during the period, specializes in climate control within the industrials sector. During the past several years, Trane has increased market share across both the residential and commercial segments. In addition, its business expanded due to COVID-19-driven initiatives to improve ventilation in schools and other buildings.
•	Within consumer discretionary, retailer Target Corp. was well positioned entering the pandemic and was a top contributor. Investments in e-commerce have produced competitive advantages leading to share gains that we believe will endure beyond the COVID-19 pandemic.
•	Within the financial sector, positions in Bank of America Corp. and JPMorgan Chase & Co. delivered strong gains. During the period, bank stocks benefited from the market’s rotation into value, a steepening of the yield curve, and the expectation of a strong economic recovery.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Dividend payments are not guaranteed and the amount, if any, can vary over time. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and net asset value. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Dividend Income Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2020 — May 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,179.70	1,020.01	4.92	4.56	0.92
Advisor Class	1,000.00	1,000.00	1,181.30	1,021.23	3.58	3.32	0.67
Class C	1,000.00	1,000.00	1,175.60	1,016.33	8.91	8.26	1.67
Institutional Class	1,000.00	1,000.00	1,180.90	1,021.23	3.58	3.32	0.67
Institutional 2 Class	1,000.00	1,000.00	1,181.50	1,021.53	3.26	3.02	0.61
Institutional 3 Class	1,000.00	1,000.00	1,181.90	1,021.77	3.00	2.78	0.56
Class R	1,000.00	1,000.00	1,178.30	1,018.78	6.25	5.79	1.17
Class V	1,000.00	1,000.00	1,179.70	1,020.01	4.92	4.56	0.92
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Dividend Income Fund | Annual Report 2021	7

Portfolio of Investments
May 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.1%
Issuer	Shares	Value ($)
Communication Services 3.9%
Diversified Telecommunication Services 1.6%
AT&T, Inc.	6,130,372	180,416,848
Verizon Communications, Inc.	6,553,818	370,225,179
Total		550,642,027
Media 2.3%
Comcast Corp., Class A	14,486,377	830,648,857
Total Communication Services		1,381,290,884
Consumer Discretionary 8.2%
Hotels, Restaurants & Leisure 0.8%
McDonald’s Corp.	1,172,545	274,246,550
Internet & Direct Marketing Retail 1.4%
eBay, Inc.	8,204,643	499,498,666
Multiline Retail 2.7%
Target Corp.	4,184,681	949,587,812
Specialty Retail 3.3%
Best Buy Co., Inc.	1,447,067	168,207,068
Home Depot, Inc. (The)	2,573,394	820,681,081
TJX Companies, Inc. (The)	2,589,026	174,862,816
Total		1,163,750,965
Total Consumer Discretionary		2,887,083,993
Consumer Staples 6.7%
Beverages 2.2%
Coca-Cola Co. (The)	6,336,740	350,358,355
PepsiCo, Inc.	2,731,195	404,052,988
Total		754,411,343
Food & Staples Retailing 0.7%
Walmart, Inc.	1,815,757	257,891,967
Food Products 1.1%
Hershey Co. (The)	998,061	172,714,456
Mondelez International, Inc., Class A	3,351,438	212,916,856
Total		385,631,312
Household Products 1.7%
Procter & Gamble Co. (The)	4,477,784	603,829,172
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 1.0%
Philip Morris International, Inc.	3,536,267	341,002,227
Total Consumer Staples		2,342,766,021
Energy 3.7%
Oil, Gas & Consumable Fuels 3.7%
Chevron Corp.	3,155,190	327,477,170
ConocoPhillips Co.	3,550,776	197,920,254
EOG Resources, Inc.	3,296,010	264,801,443
Exxon Mobil Corp.	5,776,872	337,196,019
Phillips 66	2,008,694	169,172,209
Total		1,296,567,095
Total Energy		1,296,567,095
Financials 17.9%
Banks 8.7%
Bank of America Corp.	22,079,595	935,954,032
JPMorgan Chase & Co.	6,660,401	1,093,904,261
PNC Financial Services Group, Inc. (The)	2,788,340	542,834,031
U.S. Bancorp	8,063,481	490,098,375
Total		3,062,790,699
Capital Markets 4.5%
BlackRock, Inc.	398,006	349,067,182
CME Group, Inc.	1,799,751	393,713,529
Northern Trust Corp.	3,407,663	412,974,679
T. Rowe Price Group, Inc.	2,129,062	407,396,014
Total		1,563,151,404
Insurance 4.7%
Allstate Corp. (The)	3,998,204	546,194,648
Chubb Ltd.	3,089,169	525,127,838
Marsh & McLennan Companies, Inc.	4,281,273	592,314,120
Total		1,663,636,606
Total Financials		6,289,578,709
Health Care 12.0%
Biotechnology 0.4%
Gilead Sciences, Inc.	1,809,856	119,649,580
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.8%
Abbott Laboratories	2,394,536	279,322,624
Becton Dickinson and Co.	1,085,092	262,472,904
Medtronic PLC	3,492,325	442,093,422
Total		983,888,950
Health Care Providers & Services 1.4%
UnitedHealth Group, Inc.	1,176,500	484,623,880
Pharmaceuticals 7.4%
Bristol-Myers Squibb Co.	6,713,222	441,192,950
Eli Lilly & Co.	2,743,092	547,905,196
Johnson & Johnson	6,633,794	1,122,769,635
Merck & Co., Inc.	6,540,687	496,372,736
Total		2,608,240,517
Total Health Care		4,196,402,927
Industrials 14.0%
Aerospace & Defense 2.4%
Lockheed Martin Corp.	1,636,879	625,615,154
Northrop Grumman Corp.	608,246	222,538,964
Total		848,154,118
Air Freight & Logistics 1.1%
United Parcel Service, Inc., Class B	1,780,692	382,136,503
Building Products 1.6%
Trane Technologies PLC	3,127,797	583,021,361
Commercial Services & Supplies 1.2%
Waste Management, Inc.	2,947,779	414,693,550
Electrical Equipment 0.8%
Eaton Corp. PLC	2,082,252	302,447,103
Industrial Conglomerates 1.9%
Honeywell International, Inc.	2,833,785	654,349,294
Machinery 2.7%
Cummins, Inc.	1,087,196	279,713,787
Deere & Co.	972,485	351,164,333
Parker-Hannifin Corp.	1,015,525	312,934,029
Total		943,812,149
Road & Rail 2.3%
Union Pacific Corp.	3,552,086	798,260,287
Total Industrials		4,926,874,365
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 20.4%
Communications Equipment 2.1%
Cisco Systems, Inc.	13,802,806	730,168,437
Electronic Equipment, Instruments & Components 0.8%
TE Connectivity Ltd.	2,091,079	283,717,599
IT Services 5.0%
Accenture PLC, Class A	1,607,486	453,568,250
Automatic Data Processing, Inc.	1,911,015	374,597,160
Fidelity National Information Services, Inc.	2,266,343	337,639,780
International Business Machines Corp.	4,128,359	593,410,323
Total		1,759,215,513
Semiconductors & Semiconductor Equipment 9.2%
Analog Devices, Inc.	2,605,358	428,841,927
Broadcom, Inc.	1,625,695	767,864,519
KLA Corp.	1,754,015	555,829,813
Lam Research Corp.	1,237,597	804,252,411
Texas Instruments, Inc.	3,543,215	672,573,071
Total		3,229,361,741
Software 3.3%
Citrix Systems, Inc.	386,899	44,477,909
Microsoft Corp.	4,420,392	1,103,683,475
Total		1,148,161,384
Total Information Technology		7,150,624,674
Materials 2.5%
Chemicals 1.0%
Linde PLC	1,164,343	350,001,506
Containers & Packaging 1.5%
Avery Dennison Corp.	999,229	220,359,971
Packaging Corp. of America	872,418	129,684,936
Sonoco Products Co.	2,430,647	164,117,285
Total		514,162,192
Total Materials		864,163,698

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
May 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.6%
Equity Real Estate Investment Trusts (REITS) 2.6%
AvalonBay Communities, Inc.	873,929	180,850,867
Crown Castle International Corp.	1,059,739	200,820,540
Digital Realty Trust, Inc.	2,278,955	345,398,420
Extra Space Storage, Inc.	1,316,533	197,229,809
Total		924,299,636
Total Real Estate		924,299,636
Utilities 5.2%
Electric Utilities 3.0%
American Electric Power Co., Inc.	2,465,874	212,065,164
Duke Energy Corp.	870,910	87,282,600
Eversource Energy	2,233,875	181,368,311
NextEra Energy, Inc.	3,595,569	263,267,562
Pinnacle West Capital Corp.	991,580	83,867,837
Xcel Energy, Inc.	3,218,571	228,132,313
Total		1,055,983,787
Multi-Utilities 2.2%
Ameren Corp.	2,498,222	210,350,292
CMS Energy Corp.	2,686,765	168,567,636
DTE Energy Co.	1,190,233	164,240,252
WEC Energy Group, Inc.	2,469,664	231,926,146
Total		775,084,326
Total Utilities		1,831,068,113
Total Common Stocks (Cost $21,978,476,835)		34,090,720,115

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.042%(a),(b)	1,112,547,693	1,112,436,439
Total Money Market Funds (Cost $1,112,613,420)		1,112,436,439
Total Investments in Securities (Cost: $23,091,090,255)		35,203,156,554
Other Assets & Liabilities, Net		(91,085,598)
Net Assets		35,112,070,956

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at May 31, 2021.
(b)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.042%
	806,457,121	4,163,122,823	(3,857,002,087)	(141,418)	1,112,436,439	(27,826)	1,114,660	1,112,547,693
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,381,290,884	—	—	1,381,290,884
Consumer Discretionary	2,887,083,993	—	—	2,887,083,993
Consumer Staples	2,342,766,021	—	—	2,342,766,021
Energy	1,296,567,095	—	—	1,296,567,095
Financials	6,289,578,709	—	—	6,289,578,709
Health Care	4,196,402,927	—	—	4,196,402,927
Industrials	4,926,874,365	—	—	4,926,874,365
Information Technology	7,150,624,674	—	—	7,150,624,674
Materials	864,163,698	—	—	864,163,698
Real Estate	924,299,636	—	—	924,299,636
Utilities	1,831,068,113	—	—	1,831,068,113
Total Common Stocks	34,090,720,115	—	—	34,090,720,115
Money Market Funds	1,112,436,439	—	—	1,112,436,439
Total Investments in Securities	35,203,156,554	—	—	35,203,156,554
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2021	11

Statement of Assets and Liabilities
May 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $21,978,476,835)	$34,090,720,115
Affiliated issuers (cost $1,112,613,420)	1,112,436,439
Receivable for:
Investments sold	20,238,332
Capital shares sold	56,868,962
Dividends	66,916,435
Prepaid expenses	351,772
Trustees’ deferred compensation plan	878,530
Total assets	35,348,410,585
Liabilities
Payable for:
Investments purchased	209,303,631
Capital shares purchased	22,154,834
Management services fees	510,711
Distribution and/or service fees	67,744
Transfer agent fees	2,928,723
Compensation of board members	80,917
Compensation of chief compliance officer	1,406
Other expenses	413,133
Trustees’ deferred compensation plan	878,530
Total liabilities	236,339,629
Net assets applicable to outstanding capital stock	$35,112,070,956
Represented by
Paid in capital	22,469,172,363
Total distributable earnings (loss)	12,642,898,593
Total - representing net assets applicable to outstanding capital stock	$35,112,070,956
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Income Fund | Annual Report 2021

Statement of Assets and Liabilities  (continued)
May 31, 2021
Class A
Net assets	$4,247,346,158
Shares outstanding	144,001,572
Net asset value per share	$29.50
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$31.30
Advisor Class
Net assets	$3,140,636,151
Shares outstanding	104,480,385
Net asset value per share	$30.06
Class C
Net assets	$1,286,988,747
Shares outstanding	45,176,104
Net asset value per share	$28.49
Institutional Class
Net assets	$16,364,360,509
Shares outstanding	554,120,278
Net asset value per share	$29.53
Institutional 2 Class
Net assets	$3,093,984,627
Shares outstanding	103,025,835
Net asset value per share	$30.03
Institutional 3 Class
Net assets	$6,667,176,892
Shares outstanding	221,664,281
Net asset value per share	$30.08
Class R
Net assets	$217,516,089
Shares outstanding	7,371,323
Net asset value per share	$29.51
Class V
Net assets	$94,061,783
Shares outstanding	3,187,495
Net asset value per share	$29.51
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$31.31
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2021	13

Statement of Operations
Year Ended May 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$648,784,625
Dividends — affiliated issuers	1,114,660
Interfund lending	3,722
Total income	649,903,007
Expenses:
Management services fees	144,330,100
Distribution and/or service fees
Class A	8,237,836
Class C	11,397,189
Class R	841,991
Class V	205,430
Transfer agent fees
Class A	3,968,466
Advisor Class	2,777,582
Class C	1,374,651
Institutional Class	15,222,077
Institutional 2 Class	1,187,168
Institutional 3 Class	354,326
Class R	202,778
Class V	99,110
Compensation of board members	397,646
Custodian fees	109,923
Printing and postage fees	962,940
Registration fees	1,726,932
Audit fees	29,500
Legal fees	510,199
Compensation of chief compliance officer	8,028
Other	914,730
Total expenses	194,858,602
Expense reduction	(2,290)
Total net expenses	194,856,312
Net investment income	455,046,695
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	760,842,130
Investments — affiliated issuers	(27,826)
Net realized gain	760,814,304
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,244,632,678
Investments — affiliated issuers	(141,418)
Net change in unrealized appreciation (depreciation)	7,244,491,260
Net realized and unrealized gain	8,005,305,564
Net increase in net assets resulting from operations	$8,460,352,259
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Income Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended May 31, 2021	Year Ended May 31, 2020
Operations
Net investment income	$455,046,695	$341,487,027
Net realized gain (loss)	760,814,304	(270,788,769)
Net change in unrealized appreciation (depreciation)	7,244,491,260	732,149,792
Net increase in net assets resulting from operations	8,460,352,259	802,848,050
Distributions to shareholders
Net investment income and net realized gains
Class A	(49,428,431)	(72,310,865)
Advisor Class	(38,780,396)	(36,530,363)
Class C	(9,791,341)	(21,795,983)
Institutional Class	(218,145,747)	(243,532,921)
Institutional 2 Class	(35,895,357)	(34,573,013)
Institutional 3 Class	(92,843,269)	(112,949,501)
Class R	(2,142,487)	(3,459,949)
Class V	(1,260,258)	(2,283,400)
Total distributions to shareholders	(448,287,286)	(527,435,995)
Increase in net assets from capital stock activity	6,543,776,661	6,630,926,334
Total increase in net assets	14,555,841,634	6,906,338,389
Net assets at beginning of year	20,556,229,322	13,649,890,933
Net assets at end of year	$35,112,070,956	$20,556,229,322
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2021	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2021		May 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	50,007,846	1,275,884,602	47,315,992	1,079,082,264
Distributions reinvested	1,733,693	42,293,367	2,867,800	63,889,934
Redemptions	(29,316,546)	(733,623,440)	(26,251,769)	(585,045,044)
Net increase	22,424,993	584,554,529	23,932,023	557,927,154
Advisor Class
Subscriptions	56,024,623	1,450,944,181	50,090,172	1,143,153,143
Distributions reinvested	1,536,627	38,480,661	1,609,783	36,181,485
Redemptions	(25,844,863)	(684,176,868)	(16,245,393)	(364,842,461)
Net increase	31,716,387	805,247,974	35,454,562	814,492,167
Class C
Subscriptions	13,152,585	323,629,018	17,602,901	388,435,957
Distributions reinvested	359,266	8,423,071	833,773	18,297,531
Redemptions	(16,855,240)	(416,157,334)	(11,239,913)	(242,169,261)
Net increase (decrease)	(3,343,389)	(84,105,245)	7,196,761	164,564,227
Institutional Class
Subscriptions	220,345,007	5,539,486,775	237,051,969	5,315,773,621
Distributions reinvested	7,665,184	187,915,195	9,352,529	207,409,928
Redemptions	(107,476,146)	(2,734,627,580)	(90,569,183)	(1,993,383,047)
Net increase	120,534,045	2,992,774,390	155,835,315	3,529,800,502
Institutional 2 Class
Subscriptions	58,480,496	1,519,686,930	39,674,026	901,246,401
Distributions reinvested	1,398,857	35,068,200	1,500,926	33,795,226
Redemptions	(18,371,200)	(477,014,670)	(15,067,105)	(339,917,088)
Net increase	41,508,153	1,077,740,460	26,107,847	595,124,539
Institutional 3 Class
Subscriptions	83,621,634	2,163,505,618	68,865,213	1,569,092,884
Distributions reinvested	2,205,212	55,272,501	2,450,404	55,105,287
Redemptions	(40,939,428)	(1,076,820,451)	(29,729,444)	(672,877,610)
Net increase	44,887,418	1,141,957,668	41,586,173	951,320,561
Class R
Subscriptions	2,530,274	65,037,850	2,231,170	50,849,348
Distributions reinvested	86,943	2,126,132	150,122	3,365,101
Redemptions	(1,467,115)	(37,298,861)	(1,434,181)	(32,178,813)
Net increase	1,150,102	29,865,121	947,111	22,035,636
Class V
Subscriptions	40,333	1,011,908	47,255	1,073,693
Distributions reinvested	41,771	1,016,120	82,749	1,851,868
Redemptions	(249,686)	(6,286,264)	(319,325)	(7,264,013)
Net decrease	(167,582)	(4,258,236)	(189,321)	(4,338,452)
Total net increase	258,710,127	6,543,776,661	290,870,471	6,630,926,334
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Income Fund | Annual Report 2021

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Columbia Dividend Income Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2021	$22.13	0.38	7.37	7.75	(0.38)	—	(0.38)
Year Ended 5/31/2020	$21.45	0.41	0.93	1.34	(0.40)	(0.26)	(0.66)
Year Ended 5/31/2019	$21.63	0.39	0.88	1.27	(0.38)	(1.07)	(1.45)
Year Ended 5/31/2018	$20.46	0.36	1.75	2.11	(0.34)	(0.60)	(0.94)
Year Ended 5/31/2017	$18.43	0.34	2.46	2.80	(0.32)	(0.45)	(0.77)
Advisor Class
Year Ended 5/31/2021	$22.54	0.45	7.51	7.96	(0.44)	—	(0.44)
Year Ended 5/31/2020	$21.84	0.48	0.94	1.42	(0.46)	(0.26)	(0.72)
Year Ended 5/31/2019	$22.00	0.45	0.89	1.34	(0.43)	(1.07)	(1.50)
Year Ended 5/31/2018	$20.80	0.42	1.78	2.20	(0.40)	(0.60)	(1.00)
Year Ended 5/31/2017	$18.71	0.39	2.52	2.91	(0.37)	(0.45)	(0.82)
Class C
Year Ended 5/31/2021	$21.38	0.18	7.14	7.32	(0.21)	—	(0.21)
Year Ended 5/31/2020	$20.73	0.23	0.91	1.14	(0.23)	(0.26)	(0.49)
Year Ended 5/31/2019	$20.95	0.22	0.84	1.06	(0.21)	(1.07)	(1.28)
Year Ended 5/31/2018	$19.84	0.19	1.70	1.89	(0.18)	(0.60)	(0.78)
Year Ended 5/31/2017	$17.88	0.18	2.41	2.59	(0.18)	(0.45)	(0.63)
Institutional Class
Year Ended 5/31/2021	$22.15	0.44	7.38	7.82	(0.44)	—	(0.44)
Year Ended 5/31/2020	$21.48	0.47	0.92	1.39	(0.46)	(0.26)	(0.72)
Year Ended 5/31/2019	$21.66	0.44	0.88	1.32	(0.43)	(1.07)	(1.50)
Year Ended 5/31/2018	$20.48	0.41	1.77	2.18	(0.40)	(0.60)	(1.00)
Year Ended 5/31/2017	$18.45	0.38	2.47	2.85	(0.37)	(0.45)	(0.82)
Institutional 2 Class
Year Ended 5/31/2021	$22.52	0.46	7.51	7.97	(0.46)	—	(0.46)
Year Ended 5/31/2020	$21.83	0.49	0.94	1.43	(0.48)	(0.26)	(0.74)
Year Ended 5/31/2019	$21.99	0.47	0.89	1.36	(0.45)	(1.07)	(1.52)
Year Ended 5/31/2018	$20.78	0.44	1.79	2.23	(0.42)	(0.60)	(1.02)
Year Ended 5/31/2017	$18.71	0.41	2.50	2.91	(0.39)	(0.45)	(0.84)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Income Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2021	$29.50	35.42%	0.92%	0.92%(c)	1.49%	11%	$4,247,346
Year Ended 5/31/2020	$22.13	6.26%	0.94%	0.94%(c)	1.80%	14%	$2,689,884
Year Ended 5/31/2019	$21.45	6.10%	0.96%	0.96%(c)	1.77%	13%	$2,094,539
Year Ended 5/31/2018	$21.63	10.35%	0.97%	0.97%(c)	1.66%	15%	$1,834,772
Year Ended 5/31/2017	$20.46	15.52%	1.00%	1.00%(c)	1.74%	16%	$1,750,090
Advisor Class
Year Ended 5/31/2021	$30.06	35.76%	0.67%	0.67%(c)	1.74%	11%	$3,140,636
Year Ended 5/31/2020	$22.54	6.53%	0.69%	0.69%(c)	2.07%	14%	$1,640,078
Year Ended 5/31/2019	$21.84	6.35%	0.71%	0.71%(c)	2.04%	13%	$815,017
Year Ended 5/31/2018	$22.00	10.60%	0.72%	0.72%(c)	1.93%	15%	$564,834
Year Ended 5/31/2017	$20.80	15.89%	0.75%	0.75%(c)	1.99%	16%	$390,004
Class C
Year Ended 5/31/2021	$28.49	34.43%	1.67%	1.67%(c)	0.75%	11%	$1,286,989
Year Ended 5/31/2020	$21.38	5.44%	1.69%	1.69%(c)	1.05%	14%	$1,037,413
Year Ended 5/31/2019	$20.73	5.29%	1.71%	1.71%(c)	1.02%	13%	$856,621
Year Ended 5/31/2018	$20.95	9.53%	1.72%	1.72%(c)	0.91%	15%	$809,269
Year Ended 5/31/2017	$19.84	14.73%	1.75%	1.75%(c)	0.99%	16%	$764,036
Institutional Class
Year Ended 5/31/2021	$29.53	35.76%	0.67%	0.67%(c)	1.74%	11%	$16,364,361
Year Ended 5/31/2020	$22.15	6.50%	0.69%	0.69%(c)	2.06%	14%	$9,604,530
Year Ended 5/31/2019	$21.48	6.36%	0.71%	0.71%(c)	2.02%	13%	$5,966,124
Year Ended 5/31/2018	$21.66	10.67%	0.72%	0.72%(c)	1.89%	15%	$4,781,049
Year Ended 5/31/2017	$20.48	15.79%	0.75%	0.75%(c)	1.98%	16%	$6,140,961
Institutional 2 Class
Year Ended 5/31/2021	$30.03	35.84%	0.61%	0.61%	1.79%	11%	$3,093,985
Year Ended 5/31/2020	$22.52	6.57%	0.62%	0.62%	2.13%	14%	$1,385,364
Year Ended 5/31/2019	$21.83	6.44%	0.63%	0.63%	2.11%	13%	$772,924
Year Ended 5/31/2018	$21.99	10.76%	0.63%	0.63%	2.00%	15%	$605,285
Year Ended 5/31/2017	$20.78	15.92%	0.63%	0.63%	2.10%	16%	$524,608
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2021	$22.55	0.48	7.52	8.00	(0.47)	—	(0.47)
Year Ended 5/31/2020	$21.86	0.50	0.94	1.44	(0.49)	(0.26)	(0.75)
Year Ended 5/31/2019	$22.02	0.48	0.89	1.37	(0.46)	(1.07)	(1.53)
Year Ended 5/31/2018	$20.80	0.46	1.78	2.24	(0.42)	(0.60)	(1.02)
Year Ended 5/31/2017	$18.72	0.43	2.50	2.93	(0.40)	(0.45)	(0.85)
Class R
Year Ended 5/31/2021	$22.14	0.31	7.38	7.69	(0.32)	—	(0.32)
Year Ended 5/31/2020	$21.46	0.35	0.94	1.29	(0.35)	(0.26)	(0.61)
Year Ended 5/31/2019	$21.64	0.33	0.88	1.21	(0.32)	(1.07)	(1.39)
Year Ended 5/31/2018	$20.47	0.30	1.76	2.06	(0.29)	(0.60)	(0.89)
Year Ended 5/31/2017	$18.43	0.29	2.47	2.76	(0.27)	(0.45)	(0.72)
Class V
Year Ended 5/31/2021	$22.14	0.38	7.37	7.75	(0.38)	—	(0.38)
Year Ended 5/31/2020	$21.46	0.41	0.93	1.34	(0.40)	(0.26)	(0.66)
Year Ended 5/31/2019	$21.64	0.39	0.88	1.27	(0.38)	(1.07)	(1.45)
Year Ended 5/31/2018	$20.47	0.36	1.75	2.11	(0.34)	(0.60)	(0.94)
Year Ended 5/31/2017	$18.43	0.33	2.48	2.81	(0.32)	(0.45)	(0.77)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Dividend Income Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2021	$30.08	35.95%	0.56%	0.56%	1.85%	11%	$6,667,177
Year Ended 5/31/2020	$22.55	6.62%	0.57%	0.57%	2.17%	14%	$3,986,971
Year Ended 5/31/2019	$21.86	6.48%	0.58%	0.58%	2.15%	13%	$2,955,434
Year Ended 5/31/2018	$22.02	10.84%	0.59%	0.59%	2.08%	15%	$2,587,372
Year Ended 5/31/2017	$20.80	16.03%	0.59%	0.59%	2.17%	16%	$610,882
Class R
Year Ended 5/31/2021	$29.51	35.08%	1.17%	1.17%(c)	1.24%	11%	$217,516
Year Ended 5/31/2020	$22.14	5.97%	1.19%	1.19%(c)	1.54%	14%	$137,720
Year Ended 5/31/2019	$21.46	5.83%	1.21%	1.21%(c)	1.52%	13%	$113,166
Year Ended 5/31/2018	$21.64	10.07%	1.22%	1.22%(c)	1.41%	15%	$104,036
Year Ended 5/31/2017	$20.47	15.29%	1.25%	1.25%(c)	1.49%	16%	$99,305
Class V
Year Ended 5/31/2021	$29.51	35.40%	0.92%	0.92%(c)	1.50%	11%	$94,062
Year Ended 5/31/2020	$22.14	6.26%	0.94%	0.94%(c)	1.78%	14%	$74,269
Year Ended 5/31/2019	$21.46	6.10%	0.96%	0.96%(c)	1.76%	13%	$76,067
Year Ended 5/31/2018	$21.64	10.35%	0.97%	0.97%(c)	1.66%	15%	$81,875
Year Ended 5/31/2017	$20.47	15.58%	1.00%	1.00%(c)	1.74%	16%	$78,342
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2021	21

Notes to Financial Statements
May 31, 2021
Note 1. Organization
Columbia Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the
22	Columbia Dividend Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Dividend Income Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
May 31, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. Effective July 1, 2021, the management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.505% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2021 was 0.54% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
24	Columbia Dividend Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
Class V	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $2,290.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Columbia Dividend Income Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
May 31, 2021
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	5,210,011
Class C	—	1.00(b)	60,655
Class V	5.75	0.50 - 1.00(a)	2,197

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	1.13%	1.14%
Advisor Class	0.88	0.89
Class C	1.88	1.89
Institutional Class	0.88	0.89
Institutional 2 Class	0.81	0.82
Institutional 3 Class	0.76	0.77
Class R	1.38	1.39
Class V	1.13	1.14
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
26	Columbia Dividend Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(3,098,036)	3,098,036	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2021			Year Ended May 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
448,287,286	—	448,287,286	327,136,601	200,299,394	527,435,995
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
62,951,864	471,753,356	—	12,109,127,783
At May 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
23,094,028,771	12,205,460,484	(96,332,701)	12,109,127,783
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $9,371,609,003 and $2,984,810,433, respectively, for the year ended May 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Dividend Income Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
May 31, 2021
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,942,105	0.64	38
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2021.
28	Columbia Dividend Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting
Columbia Dividend Income Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
May 31, 2021
different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2021, two unaffiliated shareholders of record owned 30.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 12.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Dividend Income Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Dividend Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Dividend Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Dividend Income Fund | Annual Report 2021	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$495,341,024
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Dividend Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Dividend Income Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	Columbia Dividend Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Dividend Income Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Dividend Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Columbia Dividend Income Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Dividend Income Fund | Annual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust I elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust I, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	86,127,701,985	836,188,991	0
Kathleen Blatz	86,243,229,991	720,660,985	0
Pamela G. Carlton	86,264,105,441	699,785,535	0
Janet Langford Carrig	86,054,199,101	909,691,875	0
J. Kevin Connaughton	86,079,927,846	883,963,131	0
Olive M. Darragh	86,229,808,655	734,082,321	0
Patricia M. Flynn	86,198,477,183	765,413,793	0
Brian J. Gallagher	86,107,199,569	856,691,407	0
Douglas A. Hacker	85,856,681,960	1,107,209,016	0
Nancy T. Lukitsh	86,082,583,872	881,307,104	0
David M. Moffett	85,916,196,449	1,047,694,527	0
Catherine James Paglia	86,220,544,249	743,346,727	0
Anthony M. Santomero	86,032,441,166	931,449,811	0
Minor M. Shaw	86,027,511,771	936,379,205	0
Natalie A. Trunow	86,222,277,961	741,613,015	0
Sandra Yeager	86,214,429,708	749,461,268	0
Christopher O. Petersen	86,067,188,679	896,702,297	0
Columbia Dividend Income Fund | Annual Report 2021	39

Columbia Dividend Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN139_05_L01_(07/21)

Annual Report
May 31, 2021
Columbia High Yield Municipal Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia High Yield Municipal Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia High Yield Municipal Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income exempt from federal income tax and capital appreciation.
Portfolio management
Douglas White, CFA
Lead Portfolio Manager
Managed Fund since 2018
Catherine Stienstra
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended May 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	14.64	4.46	5.94
	Including sales charges		11.18	3.82	5.62
Advisor Class*		03/19/13	14.86	4.65	6.15
Class C	Excluding sales charges	07/15/02	13.94	3.79	5.28
	Including sales charges		12.94	3.79	5.28
Institutional Class		03/05/84	14.97	4.69	6.16
Institutional 2 Class*		11/08/12	15.03	4.72	6.23
Institutional 3 Class*		03/01/17	15.05	4.77	6.20
Blended Benchmark			12.17	5.37	5.96
Bloomberg Barclays High Yield Municipal Bond Index			17.37	6.57	7.04
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, consists of a 60% weighting of the Bloomberg Barclays High Yield Municipal Bond Index and a 40% weighting of the Bloomberg Barclays Municipal Bond Index.
The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg Barclays High Yield Municipal Bond Index is comprised of bonds with maturities greater than one-year, having a par value of at least $3 million issued as part of a transaction size greater than $20 million, and rated no higher than “BB+” or equivalent by any of the three principal rating agencies.
The “Bloomberg Barclays” indices will be re-branded as the “Bloomberg” indices effective August 24, 2021.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia High Yield Municipal Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2011 — May 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at May 31, 2021)
AAA rating	2.1
AA rating	5.5
A rating	14.8
BBB rating	24.9
BB rating	12.4
B rating	1.7
CCC rating	0.3
C rating	0.3
D rating	2.2
Not rated	35.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at May 31, 2021)
Illinois	10.3
Florida	9.2
California	7.1
Texas	6.4
New Jersey	5.3
Colorado	5.2
Washington	4.8
New York	4.6
Puerto Rico	4.6
Virginia	3.6
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia High Yield Municipal Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2021, the Fund’s Class A shares returned 14.64% excluding sales charges. The Fund outperformed the 12.17% return of the Blended Benchmark, but underperformed the 17.37% gain for the Bloomberg Barclays High Yield Municipal Bond Index.
Market overview
High-yield municipal bonds, while experiencing some volatility over the course of the past year, generated strong total returns. At the beginning of the period, the economy and financial markets were still in the early stages of a recovery from the effects of the coronavirus and the associated lockdowns. As growth prospects gradually improved, yield spreads in the municipal market began to decline from their previously elevated levels. Later in 2020, the approval of vaccines for COVID-19 provided an additional boost to the outlook. These developments contributed to rising demand for tax-exempt bonds, particularly lower rated securities that had lagged in the prior sell-off.
Federal fiscal stimulus via the $1.9 trillion American Rescue Plan, which included direct assistance of $350 billion for state and local governments and funding for education, transportation and public health, provided a measure of indirect support for portions of the municipal market. While U.S. Treasuries were adversely affected by concerns about the potential inflationary impact of such a large stimulus package, municipal investors chose to weigh the positive credit effects. Stimulus, combined with tax revenues that broadly surprised to the upside, continued to fuel improvement in municipal credit fundamentals.
The market further benefited from low new-issue supply, which provided a tailwind for prices at a time of elevated investor demand. In this environment, the high-yield indexes posted double-digit gains and strongly outperformed investment-grade debt.
The Fund’s most notable contributors during the period
•	The leading contributors to performance included positions in lower rated investment-grade issues, as well as those rated below investment grade.
•	Holdings in longer term debt, specifically, bonds with maturities of 17 years and above, also added value.
•	At the sector level, investments in continuing care retirement communities (CCRCs), airline, and state general obligation bonds (primarily Illinois) aided results. Holdings in special tax and toll road revenue bonds contributed, as well.
○	Many of these issues had drastically underperformed during the depths of the pandemic in early 2020. CCRCs experienced weakness during this time due to the vulnerability of the elderly to COVID-19. Toll roads and other transportation issues also fared poorly when the economy was shut down, as did special-tax issues that relied on retail or commercial development.
○	We maintained positions in what we believed were the stronger issues in these areas, while adding new holdings we thought were undervalued and selectively selling weaker securities. As a result, the Fund was positioned to benefit from the outperformance in these sectors as the economy recovered from the pandemic.
•	At the close of the period, credit quality was improving nationally as the United States continued to re-open. A strengthening economy is typically supportive for high-yield municipals since many are project-based or are backed by revenues that are sensitive to broader economic activity. We were therefore comfortable with the Fund’s credit positioning, and we remained on the lookout for opportunities to add to these sectors.
The Fund’s most notable detractors during the period
•	Security selection in longer dated issues, particularly those with maturities of 30 years and above, detracted from results.
•	Underweights in bonds rated BB and below in the corporate-backed, special-tax and tobacco sectors hurt performance, as did investments in housing issues. The availability of securities in many of these sectors became extremely scarce amid the downturn in new issuance. This prevented us from investing in these sectors to the extent we would have preferred, which limited performance somewhat.
Columbia High Yield Municipal Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia High Yield Municipal Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2020 — May 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,058.90	1,020.40	4.24	4.16	0.84
Advisor Class	1,000.00	1,000.00	1,058.90	1,021.38	3.23	3.17	0.64
Class C	1,000.00	1,000.00	1,055.70	1,017.46	7.26	7.12	1.44
Institutional Class	1,000.00	1,000.00	1,059.90	1,021.38	3.23	3.17	0.64
Institutional 2 Class	1,000.00	1,000.00	1,060.10	1,021.58	3.03	2.97	0.60
Institutional 3 Class	1,000.00	1,000.00	1,060.30	1,021.77	2.83	2.78	0.56
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia High Yield Municipal Fund | Annual Report 2021	7

Portfolio of Investments
May 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.0%
Anuvia Florida LLC(a),(b),(c)
01/01/2029	0.000%	209,805	104,902
Total Corporate Bonds & Notes (Cost $209,805)			104,902

Municipal Bonds 98.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arizona 2.0%
Arizona Industrial Development Authority
Revenue Bonds
Great Lakes Senior Living Communities LLC
Series 2019
01/01/2054	5.000%	1,500,000	1,516,834
Arizona Industrial Development Authority(d)
Revenue Bonds
Legacy Cares, Inc. Project
Series 2020
07/01/2050	7.750%	3,000,000	3,349,673
City of Phoenix Civic Improvement Corp.(e)
Revenue Bonds
Junior Lien Airport
Series 2019B
07/01/2044	4.000%	2,000,000	2,306,506
Industrial Development Authority of the City of Phoenix (The)
Revenue Bonds
Downtown Phoenix Student Housing II LLC - Arizona State University Project
Series 2019
07/01/2059	5.000%	1,000,000	1,171,496
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public Schools Project
Series 2016
02/15/2036	5.000%	1,200,000	1,354,919
02/15/2046	5.000%	1,500,000	1,672,332
Series 2018
02/15/2048	5.000%	230,000	266,087
Maricopa County Industrial Development Authority(d)
Revenue Bonds
Christian Care Surprise, Inc. Project
Series 2016
01/01/2048	6.000%	3,595,000	3,701,035
Total			15,338,882
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 7.0%
California County Tobacco Securitization Agency
Refunding Revenue Bonds
Subordinated Series 2020B-1
06/01/2049	5.000%	500,000	617,389
California Municipal Finance Authority
Revenue Bonds
National University
Series 2019A
04/01/2040	5.000%	1,275,000	1,581,465
04/01/2041	5.000%	250,000	309,415
California Municipal Finance Authority(b),(d),(e)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011
12/01/2032	0.000%	1,835,000	36,700
California Statewide Communities Development Authority
Refunding Revenue Bonds
899 Charleston Project
Series 2014A
11/01/2044	5.250%	1,500,000	1,596,157
Revenue Bonds
Loma Linda University Medical Center
Series 2014
12/01/2054	5.500%	3,000,000	3,409,449
California Statewide Communities Development Authority(d)
Revenue Bonds
Loma Linda University Medical Center
Series 2018
12/01/2058	5.500%	1,000,000	1,187,541
Chino Public Financing Authority
Prerefunded 09/01/22 Special Tax Bonds
Series 2012
09/01/2034	5.000%	1,775,000	1,880,381
City of Carson
Special Assessment Bonds
Assessment District No. 92-1
Series 1992
09/02/2022	7.375%	20,000	20,326
City of Long Beach Marina System
Revenue Bonds
Series 2015
05/15/2045	5.000%	500,000	552,327
City of Santa Maria Water & Wastewater(f)
Refunding Revenue Bonds
Series 2012A
02/01/2025	0.000%	3,100,000	2,667,159
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Municipal Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Compton Unified School District(f)
Unlimited General Obligation Bonds
Election of 2002 - Capital Appreciation
Series 2006C
06/01/2025	0.000%	2,310,000	2,232,112
Empire Union School District(f)
Special Tax Bonds
Communities Facilities District No. 1987-1
Series 2002A (AMBAC)
10/01/2021	0.000%	1,665,000	1,661,961
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Junior Lien
Subordinated Series 2014C
01/15/2043	4.000%	5,248,000	6,167,835
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2018A-2
06/01/2047	5.000%	12,500,000	12,944,084
Hastings Campus Housing Finance Authority
Revenue Bonds
Green Bonds
Series 2020A
07/01/2061	5.000%	1,000,000	1,158,784
Hastings Campus Housing Finance Authority(d),(f)
Revenue Bonds
Green Bonds
Subordinated Series 2020A
07/01/2061	0.000%	3,000,000	1,734,743
M-S-R Energy Authority
Revenue Bonds
Series 2009B
11/01/2039	6.500%	5,000,000	8,232,829
Palomar Health
Refunding Revenue Bonds
Series 2016
11/01/2036	5.000%	1,845,000	2,131,810
State of California
Unlimited General Obligation Bonds
Various Purpose
Series 2012
04/01/2042	5.000%	3,000,000	3,117,033
Total			53,239,500
Colorado 5.1%
Aurora Crossroads Metropolitan District No. 2
Limited General Obligation Bonds
Senior Series 2020A
12/01/2050	5.000%	1,000,000	1,089,563
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado Bridge Enterprise(e)
Revenue Bonds
Central 70 Project
Series 2017
06/30/2051	4.000%	6,000,000	6,502,373
Colorado Health Facilities Authority
Refunding Revenue Bonds
CommonSpirit Health
Series 2019A
08/01/2049	4.000%	3,250,000	3,679,396
Revenue Bonds
NJH-SJH Center for Outpatient Health Project
Series 2019
01/01/2045	3.000%	5,000,000	5,381,098
Senior Living - Ralston Creek at Arvada
Series 2017
11/01/2052	6.000%	3,890,000	3,582,085
Jefferson Center Metropolitan District No. 1
Refunding Revenue Bonds
Subordinated Series 2020B
12/15/2050	5.750%	4,000,000	4,316,796
Leyden Rock Metropolitan District No. 10
Limited General Obligation Bonds
Series 2016A
12/01/2045	5.000%	1,000,000	1,039,311
Palisade Metropolitan District No. 2
Limited General Obligation Bonds
Series 2016
12/01/2046	5.000%	1,393,000	1,446,405
Peak Metropolitan District No. 1(d)
Limited General Obligation Bonds
Series 2021A
12/01/2051	5.000%	1,150,000	1,263,659
Regional Transportation District
Certificate of Participation
Series 2014A
06/01/2039	5.000%	5,000,000	5,396,021
Sierra Ridge Metropolitan District No. 2
Senior Limited General Obligation Bonds
Series 2016A
12/01/2046	5.500%	1,500,000	1,560,754
Transport Metropolitan District No. 3
Limited General Obligation Bonds
Series 2021A-1
12/01/2051	5.000%	3,000,000	3,346,466
Total			38,603,927

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
May 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut 0.5%
Connecticut State Health & Educational Facility Authority(d)
Revenue Bonds
Church Home of Hartford, Inc. Project
Series 2016
09/01/2053	5.000%	1,750,000	1,935,692
State of Connecticut
Unlimited General Obligation Bonds
Series 2018C
06/15/2038	5.000%	1,000,000	1,243,003
Series 2018E
09/15/2037	5.000%	500,000	626,546
Total			3,805,241
District of Columbia 0.4%
District of Columbia
Revenue Bonds
KIPP DC Project
Series 2019
07/01/2049	4.000%	680,000	756,838
Metropolitan Washington Airports Authority Dulles Toll Road
Refunding Revenue Bonds
Dulles Metrorail
Subordinated Series 2019
10/01/2049	4.000%	2,275,000	2,599,274
Total			3,356,112
Florida 9.0%
Capital Trust Agency, Inc.(d)
04/27/2021
07/01/2056	5.000%	4,000,000	4,692,757
Revenue Bonds
University Bridge LLC Student Housing Project
Series 2018
12/01/2058	5.250%	3,500,000	4,020,047
Capital Trust Agency, Inc.(b),(d)
Revenue Bonds
1st Mortgage - Tapestry Walden Senior Housing Project
Series 2017
07/01/2052	0.000%	3,400,000	1,037,000
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2050	0.000%	3,550,000	1,136,000
Capital Trust Agency, Inc.(d),(f)
Subordinated
07/01/2061	0.000%	30,000,000	2,626,377
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018A
11/15/2053	5.000%	1,500,000	1,685,102
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Tallahassee
Revenue Bonds
Tallahassee Memorial Healthcare, Inc. Project
Series 2016
12/01/2055	5.000%	3,000,000	3,360,404
City of Tampa(f)
Revenue Bonds
Series 2020A
09/01/2053	0.000%	1,800,000	540,028
County of Broward Airport System(e)
Revenue Bonds
Series 2019A
10/01/2049	4.000%	700,000	799,776
County of Miami-Dade
Prerefunded 10/01/22 Revenue Bonds
Subordinated Series 2012B
10/01/2037	5.000%	1,530,000	1,629,658
County of Miami-Dade(f)
Revenue Bonds
Capital Appreciation
Subordinated Series 2009B
10/01/2041	0.000%	10,000,000	5,504,919
County of Miami-Dade Aviation(e)
Refunding Revenue Bonds
Series 2019A
10/01/2049	5.000%	3,000,000	3,694,163
County of Osceola Transportation(f)
Refunding Revenue Bonds
Osceola Parkway Toll Facility
Series 2019A-2
10/01/2049	0.000%	1,700,000	657,310
Series 2020A-2
10/01/2046	0.000%	3,175,000	1,378,807
10/01/2048	0.000%	2,000,000	804,013
Florida Development Finance Corp.(g)
Refunding Revenue Bonds
Glenridge on Palmer Ranch Project (The)
Series 2021
06/01/2051	5.000%	2,000,000	2,289,875
Florida Development Finance Corp.(d)
Refunding Revenue Bonds
Renaissance Charter School
Series 2020
09/15/2050	5.000%	2,200,000	2,442,286
Revenue Bonds
Discovery High School Project
Series 2020
06/01/2055	5.000%	2,000,000	2,200,369
Renaissance Charter School
Series 2015
06/15/2046	6.125%	4,900,000	5,540,209

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Municipal Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida Development Finance Corp.(d),(e)
Revenue Bonds
Green Bonds - Brightline Florida Passenger Rail Project
Series 2020
01/01/2049	7.375%	2,000,000	2,166,960
Florida Development Finance Corp.
Revenue Bonds
Renaissance Charter School
Series 2012A
06/15/2043	6.125%	2,000,000	2,064,706
Series 2013A
06/15/2044	8.500%	3,000,000	3,355,201
Greater Orlando Aviation Authority(e)
Revenue Bonds
Series 2019A
10/01/2054	5.000%	1,500,000	1,845,071
Orange County Health Facilities Authority
Refunding Revenue Bonds
Mayflower Retirement Center
Series 2012
06/01/2042	5.125%	750,000	751,190
Orange County Industrial Development Authority(b),(d),(e)
Revenue Bonds
Anuvia Florida LLC Project
Series 2018A
07/01/2048	0.000%	4,100,000	307,500
Palm Beach County Health Facilities Authority
Revenue Bonds
ACTS Retirement
Series 2020B
11/15/2042	5.000%	2,000,000	2,419,733
Sinai Residences Boca Raton
Series 2014
06/01/2049	7.500%	1,250,000	1,337,896
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates, Inc.
Series 2019
01/01/2055	5.000%	2,615,000	2,889,348
Seminole County Industrial Development Authority
Refunding Revenue Bonds
Legacy Pointe at UCF Project
Series 2019
11/15/2054	5.750%	2,525,000	2,640,601
St. Johns County Industrial Development Authority(b)
Refunding Revenue Bonds
Bayview Project
Series 2007A
10/01/2041	0.000%	3,725,000	2,607,500
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westridge Community Development District
Special Assessment Bonds
Series 2005
05/01/2037	5.800%	285,000	285,227
Total			68,710,033
Georgia 2.3%
City of Atlanta Department of Aviation(e)
Revenue Bonds
Airport
Subordinated Series 2019
07/01/2037	4.000%	1,710,000	2,006,425
07/01/2040	4.000%	1,000,000	1,166,047
Floyd County Development Authority
Revenue Bonds
Spires Berry College Project
Series 2018
12/01/2048	6.250%	1,500,000	1,476,777
Georgia Housing & Finance Authority
Revenue Bonds
Single Family Mortgage
Series 2017A
12/01/2042	4.050%	1,155,000	1,220,364
Georgia State Road & Tollway Authority(d),(h)
Revenue Bonds
I-75 S Expressway
Series 2014S
06/01/2049	0.000%	4,600,000	4,093,125
Glynn-Brunswick Memorial Hospital Authority
Revenue Bonds
SE Georgia Health System Anticipation Certificates
Series 2017
08/01/2047	5.000%	355,000	416,898
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
Series 2018
12/01/2053	6.375%	3,000,000	3,029,307
Savannah Economic Development Authority
Prerefunded 01/01/24 Revenue Bonds
Marshes Skidaway Island Project
Series 2013
01/01/2049	7.250%	3,500,000	4,112,893
Total			17,521,836
Guam 0.6%
Territory of Guam(i)
Refunding Revenue Bonds
Series 2021A
11/01/2040	5.000%	1,000,000	1,248,605

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
May 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Territory of Guam(g),(i)
Refunding Revenue Bonds
Series 2021F
01/01/2042	4.000%	2,750,000	3,127,786
Total			4,376,391
Idaho 0.5%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2049	8.125%	4,000,000	3,464,594
Illinois 10.2%
Chicago Board of Education(d)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	3,000,000	3,907,702
Chicago Board of Education
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2036	5.000%	1,665,000	1,991,206
Project
Series 2015C
12/01/2039	5.250%	2,000,000	2,219,696
Series 2011A
12/01/2041	5.000%	1,110,000	1,132,359
Series 2012A
12/01/2042	5.000%	1,000,000	1,052,696
Series 2016B
12/01/2046	6.500%	1,500,000	1,848,928
Series 2018D
12/01/2046	5.000%	5,000,000	5,338,499
Series 2021A
12/01/2041	5.000%	1,400,000	1,730,409
Unlimited General Obligation Refunding Bonds
Series 2018A (AGM)
12/01/2035	5.000%	500,000	622,689
Chicago O’Hare International Airport(e)
Refunding Revenue Bonds
Senior Lien
Series 2018A
01/01/2053	5.000%	5,000,000	6,041,610
Revenue Bonds
TriPs Obligated Group
Series 2018
07/01/2048	5.000%	800,000	950,031
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago Park District
Limited General Obligation Bonds
Series 2015A
01/01/2040	5.000%	3,000,000	3,232,962
City of Chicago
Unlimited General Obligation Bonds
Series 2017A
01/01/2038	6.000%	3,235,000	3,932,170
Unlimited General Obligation Refunding Bonds
Series 2007F
01/01/2042	5.500%	1,000,000	1,117,297
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2035	5.000%	1,000,000	1,148,466
Du Page County Special Service Area No. 31
Special Tax Bonds
Monarch Landing Project
Series 2006
03/01/2036	5.625%	648,000	650,559
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Expansion Project
Series 2020
06/15/2042	5.000%	2,500,000	3,146,229
06/15/2050	4.000%	1,200,000	1,375,026
Revenue Bonds
McCormick Place Expansion Project
Series 2017
06/15/2057	5.000%	1,250,000	1,476,976
State of Illinois
Unlimited General Obligation Bonds
Rebuild Illinois Program
Series 2019B
11/01/2039	4.000%	2,000,000	2,273,499
Series 2016
01/01/2041	5.000%	3,830,000	4,331,631
Series 2017A
12/01/2035	5.000%	1,345,000	1,601,555
12/01/2038	5.000%	3,000,000	3,545,413
Series 2018A
05/01/2032	5.000%	2,500,000	3,026,268
05/01/2040	5.000%	4,000,000	4,759,549
05/01/2041	5.000%	3,910,000	4,643,006
05/01/2042	5.000%	2,800,000	3,317,764
05/01/2043	5.000%	3,000,000	3,548,699
Series 2020
05/01/2039	5.500%	570,000	731,274
05/01/2045	5.750%	750,000	967,940

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Municipal Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds
Series 2018B
10/01/2033	5.000%	1,000,000	1,217,500
Village of Lincolnshire
Special Tax Bonds
Sedgebrook Project
Series 2004
03/01/2034	6.250%	559,000	559,439
Total			77,439,047
Indiana 0.1%
Indiana Finance Authority
Refunding Revenue Bonds
US Steel Corp. Project
Series 2021
12/01/2026	4.125%	500,000	546,057
Iowa 2.5%
Iowa Finance Authority(h)
Refunding Revenue Bonds
Deerfield Retirement Community
Series 2014
11/15/2046	5.400%	2,007,801	2,153,792
Iowa Finance Authority(b)
Refunding Revenue Bonds
Deerfield Retirement Community
Series 2014
05/15/2056	0.000%	401,062	5,013
Iowa Finance Authority
Revenue Bonds
Lifespace Communities, Inc.
Series 2018A
05/15/2043	5.000%	1,740,000	2,009,371
05/15/2048	5.000%	2,475,000	2,844,754
PHS Council Bluffs, Inc. Project
Series 2018
08/01/2055	5.250%	3,200,000	3,348,871
Iowa Tobacco Settlement Authority(f)
Refunding Revenue Bonds
Series 2021B-2
06/01/2065	0.000%	50,000,000	8,822,940
Total			19,184,741
Kansas 0.9%
City of Overland Park
Revenue Bonds
Prairiefire-Lionsgate Project
Series 2012
12/15/2032	6.000%	6,000,000	3,410,952
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wyandotte County-Kansas City Unified Government
Revenue Bonds
Legends Village West Project
Series 2006
10/01/2028	4.875%	3,635,000	3,635,762
Total			7,046,714
Kentucky 0.4%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health
Series 2017A
06/01/2045	5.000%	1,000,000	1,143,166
Kentucky State Property & Building Commission
Revenue Bonds
Project #119
Series 2018
05/01/2037	5.000%	1,500,000	1,841,414
Total			2,984,580
Louisiana 1.4%
Louisiana Public Facilities Authority
Prerefunded 05/15/26 Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2034	5.000%	25,000	30,129
Refunding Revenue Bonds
Nineteenth Judicial District
Series 2015C (AGM)
06/01/2042	5.000%	1,000,000	1,155,422
Louisiana Public Facilities Authority(e)
Revenue Bonds
Impala Warehousing LLC Project
Series 2013
07/01/2036	6.500%	4,420,000	4,748,171
Parish of St. James(d)
Revenue Bonds
NuStar Logistics LP Project
Series 2020-2
07/01/2040	6.350%	3,750,000	4,878,682
Total			10,812,404
Maryland 1.0%
Howard County Housing Commission
Revenue Bonds
Woodfield Oxford Square Apartments
Series 2017
12/01/2037	5.000%	4,000,000	4,704,137

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
May 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland Economic Development Corp.
Tax Allocation Bonds
Port Covington Project
Series 2020
09/01/2050	4.000%	2,700,000	3,086,421
Total			7,790,558
Massachusetts 1.4%
Massachusetts Development Finance Agency(d)
Refunding Revenue Bonds
NewBridge on the Charles, Inc.
Series 2017
10/01/2057	5.000%	2,000,000	2,185,043
Revenue Bonds
Linden Ponds, Inc. Facility
Series 2018
11/15/2046	5.125%	2,000,000	2,217,748
Massachusetts Development Finance Agency(f)
Revenue Bonds
Linden Ponds, Inc. Facility
Subordinated Series 2011B
11/15/2056	0.000%	975,288	183,620
Massachusetts Educational Financing Authority(e)
Refunding Revenue Bonds
Issue K
Subordinated Series 2017B
07/01/2046	4.250%	1,500,000	1,600,379
Series 2016J
07/01/2033	3.500%	1,620,000	1,655,793
Series 2018B
07/01/2034	3.625%	2,555,000	2,685,952
Total			10,528,535
Michigan 2.1%
City of Detroit Sewage Disposal System
Prerefunded 07/01/22 Revenue Bonds
Senior Lien
Series 2012A
07/01/2039	5.250%	1,375,000	1,451,455
City of Detroit Water Supply System
Prerefunded 07/01/21 Revenue Bonds
Senior Lien
Series 2011A
07/01/2041	5.250%	1,445,000	1,451,028
Series 2011C
07/01/2041	5.000%	1,025,000	1,029,069
Michigan Finance Authority(f)
Refunding Revenue Bonds
Senior Series 2020B-2 Class 2
06/01/2065	0.000%	37,500,000	4,907,951
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan Finance Authority
Revenue Bonds
Henry Ford Health System
Series 2019A
11/15/2050	4.000%	600,000	691,038
Michigan State Hospital Finance Authority
Refunding Revenue Bonds
Ascension Health Senior Care Group
Series 2010F-4
11/15/2047	5.000%	415,000	526,153
Michigan Strategic Fund(e)
Revenue Bonds
I-75 Improvement Project
Series 2018
12/31/2043	5.000%	5,000,000	6,059,389
Total			16,116,083
Minnesota 1.4%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2045	6.125%	3,500,000	3,357,529
07/01/2050	6.125%	1,500,000	1,424,959
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	1,970,000	1,903,735
City of Crookston
Revenue Bonds
Riverview Health Project
Series 2019
05/01/2044	5.000%	500,000	521,205
05/01/2051	5.000%	1,500,000	1,553,456
Minneapolis/St. Paul Housing Finance Board(e)
Revenue Bonds
Mortgage-Backed Securities Program-Cityliving
Series 2006A-2 (GNMA / FNMA)
12/01/2038	5.000%	58	58
St. Cloud Housing & Redevelopment Authority(b)
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	0.000%	2,245,000	1,916,796
Total			10,677,738
Mississippi 0.3%
County of Lowndes
Refunding Revenue Bonds
Weyerhaeuser Co. Project
Series 1992A
04/01/2022	6.800%	1,995,000	2,096,038

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Municipal Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 1992B
04/01/2022	6.700%	230,000	241,458
Total			2,337,496
Missouri 1.3%
Kansas City Industrial Development Authority(d)
Revenue Bonds
Platte Purchase Project
Series 2019A
07/01/2040	5.000%	1,900,000	1,953,680
Kirkwood Industrial Development Authority
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2050	5.250%	4,500,000	4,942,605
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrews Residence for Seniors
Series 2015
12/01/2045	5.125%	3,000,000	3,205,094
Total			10,101,379
Montana 0.3%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2047	5.250%	2,200,000	2,367,419
Nebraska 0.7%
Central Plains Energy Project
Revenue Bonds
Project #3
Series 2012
09/01/2042	5.000%	5,000,000	5,296,848
Nevada 1.1%
City of Carson City
Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2047	5.000%	455,000	540,608
City of Reno(d),(f)
Refunding Revenue Bonds
Retrac-Reno Transportation Rail Access Corridor Project
Series 2018
07/01/2058	0.000%	18,500,000	3,084,962
State of Nevada Department of Business & Industry(d)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2045	5.125%	2,515,000	2,780,505
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018A
12/15/2048	5.000%	1,500,000	1,648,366
Total			8,054,441
New Hampshire 1.0%
New Hampshire Business Finance Authority(d),(e)
Refunding Revenue Bonds
Green Bonds
Series 2020B (Mandatory Put 07/02/40)
07/01/2045	3.750%	1,855,000	1,926,836
New Hampshire Business Finance Authority(d)
Revenue Bonds
The Vista Project
Series 2019A
07/01/2054	5.750%	3,750,000	3,968,469
New Hampshire Health and Education Facilities Authority Act(b)
Revenue Bonds
Hillside Village
Series 2017A
07/01/2052	0.000%	2,500,000	1,875,000
Total			7,770,305
New Jersey 5.3%
Middlesex County Improvement Authority(b)
Revenue Bonds
Heldrich Center Hotel
Series 2005C
01/01/2037	0.000%	1,250,000	13
New Jersey Economic Development Authority
Prerefunded 06/15/24 Revenue Bonds
School Facilities Construction
Series 2014UU
06/15/2040	5.000%	280,000	320,294
Prerefunded 06/15/25 Revenue Bonds
Series 2015WW
06/15/2040	5.250%	25,000	29,861
Revenue Bonds
New Jersey Transit Transportation Project
Series 2020A
11/01/2044	4.000%	2,000,000	2,276,815
School Facilities Construction
Series 2019
06/15/2044	5.000%	1,200,000	1,482,574
Unrefunded Revenue Bonds
School Facilities Construction
Series 2014UU
06/15/2040	5.000%	1,220,000	1,357,675
Series 2015WW
06/15/2040	5.250%	350,000	402,004

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
May 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Economic Development Authority(e)
Revenue Bonds
UMM Energy Partners LLC
Series 2012A
06/15/2043	5.125%	2,000,000	2,072,347
New Jersey Higher Education Student Assistance Authority(e)
Revenue Bonds
Subordinated Series 2013-1B
12/01/2043	4.750%	5,000,000	5,188,733
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Federal Highway Reimbursement
Series 2018
06/15/2029	5.000%	3,000,000	3,569,378
Transportation System
Series 2018A
12/15/2036	5.000%	2,500,000	3,103,987
Series 2019
12/15/2039	5.000%	640,000	798,774
Revenue Bonds
Series 2019BB
06/15/2044	5.000%	1,000,000	1,223,218
06/15/2050	5.000%	4,945,000	6,006,854
Transportation Program
Series 2015AA
06/15/2045	5.000%	1,750,000	1,987,432
Series 2019
06/15/2046	5.000%	5,000,000	6,097,518
South Jersey Port Corp.(e)
Revenue Bonds
Marine Terminal
Subordinated Series 2017B
01/01/2048	5.000%	600,000	694,960
State of New Jersey
Unlimited General Obligation Bonds
COVID-19 Emergency Bonds
Series 2020
06/01/2032	4.000%	1,000,000	1,272,333
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Series 2018A
06/01/2046	5.000%	835,000	997,209
Subordinated Series 2018B
06/01/2046	5.000%	1,025,000	1,204,375
Total			40,086,354
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York 4.6%
Build NYC Resource Corp.
Revenue Bonds
International Leadership Charter School
Series 2013
07/01/2043	6.000%	4,330,000	4,497,561
Build NYC Resource Corp.(d)
Revenue Bonds
International Leadership Charter School
Series 2016
07/01/2046	6.250%	765,000	839,346
Taxable International Leadership
Series 2016
07/01/2021	5.000%	20,000	19,997
Glen Cove Local Economic Assistance Corp.(h)
Revenue Bonds
Garvies Point
Series 2016 CABS
01/01/2055	0.000%	2,500,000	2,604,953
Huntington Local Development Corp.
Revenue Bonds
Fountaingate Garden Project
Series 2021A
07/01/2056	5.250%	250,000	267,302
Jefferson County Industrial Development Agency(d),(e)
Revenue Bonds
ReEnergy Black River LLC P
Series 2019
01/01/2024	5.250%	1,620,000	1,577,728
Metropolitan Transportation Authority
Revenue Bonds
BAN Series 2019D-1
09/01/2022	5.000%	2,000,000	2,117,182
BAN Series 2019F
11/15/2022	5.000%	1,200,000	1,281,874
Green Bonds
Series 2020C-1
11/15/2055	5.250%	4,000,000	4,982,107
Nassau County Tobacco Settlement Corp.(f)
Asset-Backed Revenue Bonds
Capital Appreciation
Third Series 2006D
06/01/2060	0.000%	25,000,000	1,845,183
New York Transportation Development Corp.(e)
Refunding Revenue Bonds
John F. Kennedy International Airport Project
Series 2020
08/01/2036	5.375%	1,250,000	1,565,922

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Municipal Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Delta Air Lines, Inc. Laguardia
Series 2020
10/01/2040	5.000%	5,500,000	6,937,808
10/01/2045	4.375%	2,500,000	2,960,433
LaGuardia Airport Terminal B Redevelopment Project
Series 2016
07/01/2046	4.000%	3,000,000	3,256,474
Total			34,753,870
North Carolina 2.7%
Durham Housing Authority(e)
Prerefunded 01/31/23 Revenue Bonds
Magnolia Pointe Apartments
Series 2005
02/01/2038	5.650%	2,880,602	3,125,635
North Carolina Medical Care Commission
Refunding Revenue Bonds
Sharon Towers
Series 2019
07/01/2049	5.000%	3,500,000	3,894,814
United Methodist Retirement Community
Series 2017
10/01/2047	5.000%	2,250,000	2,455,895
United Methodist Retirement Homes
Series 2016
10/01/2035	5.000%	1,000,000	1,163,590
Revenue Bonds
Novant Health Obligated Group
Series 2019A
11/01/2052	4.000%	2,815,000	3,241,860
North Carolina Medical Care Commission(g)
Revenue Bonds
Lutheran Services for the Aging
Series 2021
03/01/2051	4.000%	1,500,000	1,606,031
North Carolina Turnpike Authority
Revenue Bonds
Senior Lien - Triangle Expressway
Series 2019
01/01/2049	5.000%	2,000,000	2,442,477
Triangle Expressway System Senior Lien Turnpike
Series 2019
01/01/2055	4.000%	1,400,000	1,582,972
North Carolina Turnpike Authority(f)
Revenue Bonds
Triangle Expressway System Appropriation
Series 2019
01/01/2049	0.000%	2,500,000	1,107,575
Total			20,620,849
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Dakota 0.3%
City of Fargo
Prerefunded 11/01/21 Revenue Bonds
Sanford Obligation Group
Series 2011
11/01/2031	6.250%	2,500,000	2,562,112
Ohio 3.1%
Buckeye Tobacco Settlement Financing Authority
Refunding Senior Revenue Bonds
Series 2020B-2
06/01/2055	5.000%	10,500,000	12,163,017
County of Marion
Refunding Revenue Bonds
United Church Homes, Inc.
Series 2019
12/01/2049	5.125%	1,875,000	2,021,476
Hickory Chase Community Authority(d)
Refunding Revenue Bonds
Hickory Chase Project
Series 2019
12/01/2040	5.000%	1,410,000	1,532,400
Lake County Port & Economic Development Authority(b),(d)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2052	0.000%	5,600,000	1,988,000
Ohio Air Quality Development Authority(e)
Revenue Bonds
Ohio Valley Electric Crop.
Series 2019 (Mandatory Put 10/01/29)
06/01/2041	2.600%	500,000	531,290
Ohio Air Quality Development Authority(d),(e)
Revenue Bonds
Pratt Paper LLC Project
Series 2017
01/15/2048	4.500%	500,000	567,173
State of Ohio(e)
Revenue Bonds
Portsmouth Bypass Project
Series 2015
12/31/2039	5.000%	4,100,000	4,632,762
Total			23,436,118
Oregon 0.7%
Clackamas County Hospital Facility Authority
Revenue Bonds
Mary’s Woods at Marylhurst, Inc.
Series 2018
05/15/2052	5.000%	1,000,000	1,087,868

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
May 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2049	5.500%	3,115,000	3,344,590
State of Oregon Housing & Community Services Department
Revenue Bonds
Single Family Mortgage Program
Series 2018C
07/01/2043	3.950%	1,210,000	1,286,814
Total			5,719,272
Pennsylvania 3.4%
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018 (AGM)
06/01/2039	4.000%	1,365,000	1,561,809
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2046	4.000%	2,500,000	2,825,923
Dauphin County Industrial Development Authority(e)
Revenue Bonds
Dauphin Consolidated Water Supply
Series 1992A
06/01/2024	6.900%	3,200,000	3,796,731
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2053	5.000%	1,900,000	2,033,331
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Meadowood Senior Living Project
Series 2018
12/01/2048	5.000%	1,000,000	1,117,687
Northampton County Industrial Development Authority
Refunding Revenue Bonds
Morningstar Senior Living, Inc. Project
Series 2019
11/01/2049	5.000%	1,600,000	1,751,315
Pennsylvania Economic Development Financing Authority(b),(d)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	0.000%	2,750,000	1,622,500
Pennsylvania Economic Development Financing Authority(e)
Revenue Bonds
PA Bridges Finco LP
Series 2015
12/31/2038	5.000%	1,650,000	1,923,934
06/30/2042	5.000%	3,700,000	4,292,679
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Philadelphia Authority for Industrial Development
Revenue Bonds
1st Philadelphia Preparatory Charter School
Series 2014
06/15/2033	7.000%	1,870,000	2,169,892
Scranton School District
Limited General Obligation Refunding Bonds
Series 2017D (NPFGC)
06/01/2037	4.250%	1,750,000	1,935,850
Series 2017E (BAM)
12/01/2037	4.000%	1,000,000	1,161,034
Total			26,192,685
Puerto Rico 4.5%
Commonwealth of Puerto Rico(b),(i)
Unlimited General Obligation Bonds
Series 2014A
07/01/2035	0.000%	9,600,000	7,728,000
Puerto Rico Electric Power Authority(b),(i)
Revenue Bonds
Series 2007TT
07/01/2037	0.000%	2,000,000	1,910,000
Series 2010XX
07/01/2040	0.000%	7,000,000	6,702,500
Puerto Rico Highway & Transportation Authority(b),(i)
Revenue Bonds
Series 2005K
07/01/2030	0.000%	1,000,000	508,750
Series 2007M
07/01/2037	0.000%	3,055,000	1,554,231
Unrefunded Revenue Bonds
Series 2003G
07/01/2042	0.000%	1,000,000	508,750
Puerto Rico Sales Tax Financing Corp.(f),(i)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	33,500,000	10,864,720
Puerto Rico Sales Tax Financing Corp. Sales Tax(i)
Revenue Bonds
Series 2019A-1
07/01/2058	5.000%	4,000,000	4,553,222
Total			34,330,173
Rhode Island 0.2%
Rhode Island Student Loan Authority(e)
Refunding Revenue Bonds
Series 2018A
12/01/2034	3.500%	1,205,000	1,249,484

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Municipal Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina 1.0%
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Bon Secours Mercy Health, Inc.
Series 2020
12/01/2046	5.000%	1,000,000	1,267,377
Revenue Bonds
Lutheran Homes of South Carolina, Inc. Obligation Group
Series 2013
05/01/2043	5.000%	750,000	761,034
05/01/2048	5.125%	1,500,000	1,522,998
York Preparatory Academy Project
Series 2014A
11/01/2045	7.250%	4,000,000	4,458,104
Total			8,009,513
Tennessee 1.3%
Shelby County Health Educational & Housing Facilities Board
Revenue Bonds
Farms at Bailey Station Project (The)
Series 2019
10/01/2059	5.750%	3,750,000	3,796,665
Tennessee Housing Development Agency
Revenue Bonds
Issue 3
Series 2018
07/01/2043	3.850%	5,525,000	5,955,671
Total			9,752,336
Texas 6.3%
Arlington Higher Education Finance Corp.
Revenue Bonds
Brooks Academies of Texas
Series 2021
01/15/2051	5.000%	2,625,000	2,763,192
City of Houston Airport System(e)
Refunding Revenue Bonds
United Airlines, Inc. Airport Improvement Projects
Series 2020
07/15/2027	5.000%	2,350,000	2,789,282
Revenue Bonds
Subordinated Series 2020A
07/01/2047	4.000%	1,600,000	1,851,596
Clifton Higher Education Finance Corp.
Revenue Bonds
International Leadership of Texas
Series 2015
08/15/2045	5.750%	3,500,000	4,014,243
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
Bridgemoor Plano Project
Series 2018
12/01/2053	7.250%	3,500,000	3,157,687
Cardinal Bay Senior Living/Village on the Park
Series 2016
07/01/2046	5.000%	2,630,000	1,960,124
Series 2016A-1
07/01/2046	5.000%	950,000	992,368
NCCD-College Station Properties LLC
Series 2015
07/01/2035	5.000%	1,000,000	865,000
Series 2015A
07/01/2047	5.000%	1,000,000	860,000
New Hope Cultural Education Facilities Finance Corp.(d)
Revenue Bonds
Cumberland Academy Project
Series 2020A
08/15/2050	5.000%	1,000,000	1,082,899
Jubilee Academic Center Project
Series 2017
08/15/2047	5.125%	3,585,000	3,601,793
Port Beaumont Navigation District(d),(e)
Refunding Revenue Bonds
Jefferson Golf Coast Energy Project
Series 2020A
01/01/2050	4.000%	2,000,000	2,072,134
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2046	5.000%	1,000,000	1,089,096
Red River Health Facilities Development Corp.
Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2049	8.000%	2,000,000	2,234,354
Sanger Industrial Development Corp.(b),(d),(e)
Revenue Bonds
Texas Pellets Project
Series 2012B
07/01/2038	0.000%	4,950,000	1,237,500
Tarrant County Cultural Education Facilities Finance Corp.(b)
Revenue Bonds
CC Young Memorial Home
Series 2009A
02/15/2038	0.000%	3,000,000	2,440,040

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
May 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas Private Activity Bond Surface Transportation Corp.
Refunding Revenue Bonds
Senior Lien - North Tarrant Express
Series 2019
12/31/2039	4.000%	1,000,000	1,167,133
Texas Private Activity Bond Surface Transportation Corp.(e)
Revenue Bonds
Segment 3C Project
Series 2019
06/30/2058	5.000%	6,300,000	7,714,781
Senior Lien - Blueridge Transportation Group LLC
Series 2016
12/31/2040	5.000%	1,250,000	1,420,887
12/31/2055	5.000%	3,515,000	3,949,415
Texas Transportation Commission
Revenue Bonds
State Highway 249 System Toll
Series 2019
08/01/2057	5.000%	500,000	584,169
Total			47,847,693
Utah 0.3%
Salt Lake City Corp. Airport(e)
Revenue Bonds
Series 2017A
07/01/2037	5.000%	2,000,000	2,427,977
Virginia 3.5%
Alexandria Industrial Development Authority
Refunding Revenue Bonds
Goodwin House, Inc.
Series 2015
10/01/2050	5.000%	2,275,000	2,563,767
City of Chesapeake Expressway Toll Road(h)
Refunding Revenue Bonds
Transportation System
Series 2012
07/15/2040	0.000%	7,530,000	8,204,289
Hanover County Economic Development Authority
Refunding Revenue Bonds
Covenant Woods
Series 2018
07/01/2051	5.000%	1,200,000	1,301,071
Tobacco Settlement Financing Corp.
Revenue Bonds
Senior Series 2007B-1
06/01/2047	5.000%	5,000,000	5,025,691
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia Small Business Financing Authority(e)
Revenue Bonds
Transform 66 P3 Project
Series 2017
12/31/2052	5.000%	7,925,000	9,520,218
Total			26,615,036
Washington 4.8%
Greater Wenatchee Regional Events Center Public Facilities District
Revenue Bonds
Series 2012A
09/01/2042	5.500%	3,825,000	3,966,326
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	3,295,000	3,687,748
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,250,000	1,384,803
12/01/2045	6.250%	2,500,000	2,776,315
Tacoma Consolidated Local Improvement Districts
Special Assessment Bonds
No. 65
Series 2013
04/01/2043	5.750%	1,220,000	1,232,080
Washington State Convention Center Public Facilities District
Revenue Bonds
Junior Lodging Tax Green Notes
Series 2021
07/01/2031	4.000%	6,000,000	6,921,991
Washington State Housing Finance Commission(d)
Prerefunded 10/03/22 Revenue Bonds
Nonprofit Housing-Mirabella
Series 2012
10/01/2047	6.750%	5,000,000	5,427,565
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2050	7.000%	4,850,000	5,350,354
Transforming Age Projects
Series 2019A
01/01/2055	5.000%	5,000,000	5,514,020
Total			36,261,202
Wisconsin 2.9%
Public Finance Authority
Refunding Revenue Bonds
Friends Homes
Series 2019
09/01/2054	5.000%	2,665,000	2,990,261

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Municipal Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
WakeMed Hospital
Series 2019A
10/01/2049	4.000%	4,310,000	4,890,431
Public Finance Authority(d)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst, Inc.
Series 2017
05/15/2052	5.250%	2,300,000	2,523,330
Revenue Bonds
Wonderful Foundations Charter School Portfolio Projects
Series 2020
01/01/2055	5.000%	2,500,000	2,819,767
Wisconsin Center District(f)
Revenue Bonds
Junior Dedicated
Series 2020D (AGM)
12/15/2060	0.000%	18,000,000	4,113,000
Wisconsin Health & Educational Facilities Authority
Refunding Revenue Bonds
St. Camillus Health System, Inc.
Series 2019
11/01/2054	5.000%	3,000,000	3,172,887
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018B
07/01/2053	5.000%	900,000	934,688
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. John’s Communities, Inc. Project
Series 2018A
09/15/2050	5.000%	750,000	793,710
Total			22,238,074
Total Municipal Bonds (Cost $701,340,092)			749,573,609

Money Market Funds 1.2%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 0.010%(j)	205,361	205,341
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.006%(j)	9,354,231	9,354,231
Total Money Market Funds (Cost $9,559,592)		9,559,572
Total Investments in Securities (Cost $711,109,489)		759,238,083
Other Assets & Liabilities, Net		2,671,257
Net Assets		$761,909,340

At May 31, 2021, securities and/or cash totaling $791,000 were pledged as collateral.
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2021, the total value of these securities amounted to $104,902, which represents 0.01% of total net assets.
(b)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2021, the total value of these securities amounted to $35,226,695, which represents 4.62% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2021, the total value of these securities amounted to $109,800,172, which represents 14.41% of total net assets.
(e)	Income from this security may be subject to alternative minimum tax.
(f)	Zero coupon bond.
(g)	Represents a security purchased on a when-issued basis.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2021.
(i)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2021, the total value of these securities amounted to $38,706,564, which represents 5.08% of total net assets.
(j)	The rate shown is the seven-day current annualized yield at May 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
May 31, 2021
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	—	104,902	104,902
Municipal Bonds	—	749,573,609	—	749,573,609
Money Market Funds	9,559,572	—	—	9,559,572
Total Investments in Securities	9,559,572	749,573,609	104,902	759,238,083
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Municipal Fund | Annual Report 2021

Statement of Assets and Liabilities
May 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $711,109,489)	$759,238,083
Cash	20,757
Margin deposits on:
Futures contracts	791,000
Receivable for:
Capital shares sold	1,947,750
Interest	9,770,214
Expense reimbursement due from Investment Manager	386
Prepaid expenses	12,142
Trustees’ deferred compensation plan	171,941
Total assets	771,952,273
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	6,908,395
Capital shares purchased	743,902
Distributions to shareholders	2,120,777
Management services fees	11,162
Distribution and/or service fees	1,843
Transfer agent fees	55,242
Compensation of board members	4,750
Compensation of chief compliance officer	35
Other expenses	24,886
Trustees’ deferred compensation plan	171,941
Total liabilities	10,042,933
Net assets applicable to outstanding capital stock	$761,909,340
Represented by
Paid in capital	721,313,028
Total distributable earnings (loss)	40,596,312
Total - representing net assets applicable to outstanding capital stock	$761,909,340
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2021	23

Statement of Assets and Liabilities  (continued)
May 31, 2021
Class A
Net assets	$182,124,798
Shares outstanding	16,490,097
Net asset value per share	$11.04
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.38
Advisor Class
Net assets	$12,442,364
Shares outstanding	1,125,593
Net asset value per share	$11.05
Class C
Net assets	$38,720,217
Shares outstanding	3,505,774
Net asset value per share	$11.04
Institutional Class
Net assets	$497,968,984
Shares outstanding	45,080,617
Net asset value per share	$11.05
Institutional 2 Class
Net assets	$27,814,823
Shares outstanding	2,520,237
Net asset value per share	$11.04
Institutional 3 Class
Net assets	$2,838,154
Shares outstanding	256,349
Net asset value per share	$11.07
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Municipal Fund | Annual Report 2021

Statement of Operations
Year Ended May 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$152,566
Interest	31,099,141
Total income	31,251,707
Expenses:
Management services fees	3,940,655
Distribution and/or service fees
Class A	345,849
Class C	393,379
Transfer agent fees
Class A	164,856
Advisor Class	6,424
Class C	39,492
Institutional Class	466,421
Institutional 2 Class	10,873
Institutional 3 Class	261
Compensation of board members	26,072
Custodian fees	4,064
Printing and postage fees	21,605
Registration fees	121,662
Audit fees	39,500
Legal fees	19,065
Interest on inverse floater program	40,040
Compensation of chief compliance officer	219
Other	29,755
Total expenses	5,670,192
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(138,447)
Fees waived by distributor
Class C	(56,598)
Expense reduction	(340)
Total net expenses	5,474,807
Net investment income	25,776,900
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	5,210,863
Futures contracts	51,574
Net realized gain	5,262,437
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	70,691,298
Net change in unrealized appreciation (depreciation)	70,691,298
Net realized and unrealized gain	75,953,735
Net increase in net assets resulting from operations	$101,730,635
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2021	25

Statement of Changes in Net Assets
	Year Ended May 31, 2021	Year Ended May 31, 2020
Operations
Net investment income	$25,776,900	$32,434,950
Net realized gain (loss)	5,262,437	(958,038)
Net change in unrealized appreciation (depreciation)	70,691,298	(59,567,770)
Net increase (decrease) in net assets resulting from operations	101,730,635	(28,090,858)
Distributions to shareholders
Net investment income and net realized gains
Class A	(5,872,368)	(7,431,118)
Advisor Class	(244,663)	(224,558)
Class C	(1,151,080)	(1,703,982)
Institutional Class	(17,593,184)	(23,064,873)
Institutional 2 Class	(704,547)	(703,071)
Institutional 3 Class	(86,549)	(91,772)
Total distributions to shareholders	(25,652,391)	(33,219,374)
Decrease in net assets from capital stock activity	(26,348,088)	(17,349,716)
Total increase (decrease) in net assets	49,730,156	(78,659,948)
Net assets at beginning of year	712,179,184	790,839,132
Net assets at end of year	$761,909,340	$712,179,184
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Municipal Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2021		May 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,853,563	30,387,629	4,743,875	50,636,888
Distributions reinvested	480,604	5,121,662	623,120	6,613,618
Redemptions	(3,354,098)	(35,485,829)	(4,925,507)	(51,080,067)
Net increase (decrease)	(19,931)	23,462	441,488	6,170,439
Advisor Class
Subscriptions	919,240	9,941,448	369,414	3,871,871
Distributions reinvested	22,882	244,663	21,162	224,150
Redemptions	(373,222)	(3,980,176)	(328,256)	(3,480,602)
Net increase	568,900	6,205,935	62,320	615,419
Class C
Subscriptions	294,753	3,140,014	1,021,502	10,981,493
Distributions reinvested	103,367	1,100,565	147,796	1,569,311
Redemptions	(1,168,626)	(12,470,240)	(1,659,630)	(17,394,883)
Net decrease	(770,506)	(8,229,661)	(490,332)	(4,844,079)
Institutional Class
Subscriptions	7,319,362	78,209,787	11,219,402	117,355,858
Distributions reinvested	806,706	8,595,131	1,048,863	11,137,008
Redemptions	(11,425,971)	(121,783,718)	(14,959,873)	(154,813,924)
Net decrease	(3,299,903)	(34,978,800)	(2,691,608)	(26,321,058)
Institutional 2 Class
Subscriptions	1,388,611	14,909,617	2,423,889	25,545,461
Distributions reinvested	65,998	704,467	66,367	702,661
Redemptions	(512,393)	(5,411,970)	(1,924,203)	(19,631,308)
Net increase	942,216	10,202,114	566,053	6,616,814
Institutional 3 Class
Subscriptions	80,150	864,660	70,416	749,015
Distributions reinvested	7,986	85,449	8,554	90,787
Redemptions	(49,186)	(521,247)	(41,073)	(427,053)
Net increase	38,950	428,862	37,897	412,749
Total net decrease	(2,540,274)	(26,348,088)	(2,074,182)	(17,349,716)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2021	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2021	$9.96	0.36	1.08	1.44	(0.36)	(0.36)
Year Ended 5/31/2020	$10.74	0.42	(0.77)	(0.35)	(0.43)	(0.43)
Year Ended 5/31/2019	$10.56	0.43	0.23	0.66	(0.48)	(0.48)
Year Ended 5/31/2018	$10.64	0.43	(0.05)	0.38	(0.46)	(0.46)
Year Ended 5/31/2017	$10.90	0.45	(0.26)	0.19	(0.45)	(0.45)
Advisor Class
Year Ended 5/31/2021	$9.97	0.38	1.08	1.46	(0.38)	(0.38)
Year Ended 5/31/2020	$10.76	0.44	(0.78)	(0.34)	(0.45)	(0.45)
Year Ended 5/31/2019	$10.57	0.46	0.23	0.69	(0.50)	(0.50)
Year Ended 5/31/2018	$10.65	0.45	(0.05)	0.40	(0.48)	(0.48)
Year Ended 5/31/2017	$10.92	0.47	(0.27)	0.20	(0.47)	(0.47)
Class C
Year Ended 5/31/2021	$9.96	0.30	1.07	1.37	(0.29)	(0.29)
Year Ended 5/31/2020	$10.74	0.35	(0.77)	(0.42)	(0.36)	(0.36)
Year Ended 5/31/2019	$10.56	0.37	0.22	0.59	(0.41)	(0.41)
Year Ended 5/31/2018	$10.64	0.36	(0.05)	0.31	(0.39)	(0.39)
Year Ended 5/31/2017	$10.90	0.38	(0.26)	0.12	(0.38)	(0.38)
Institutional Class
Year Ended 5/31/2021	$9.96	0.38	1.09	1.47	(0.38)	(0.38)
Year Ended 5/31/2020	$10.75	0.44	(0.78)	(0.34)	(0.45)	(0.45)
Year Ended 5/31/2019	$10.56	0.46	0.23	0.69	(0.50)	(0.50)
Year Ended 5/31/2018	$10.64	0.45	(0.05)	0.40	(0.48)	(0.48)
Year Ended 5/31/2017	$10.90	0.47	(0.26)	0.21	(0.47)	(0.47)
Institutional 2 Class
Year Ended 5/31/2021	$9.95	0.39	1.08	1.47	(0.38)	(0.38)
Year Ended 5/31/2020	$10.74	0.44	(0.77)	(0.33)	(0.46)	(0.46)
Year Ended 5/31/2019	$10.55	0.46	0.23	0.69	(0.50)	(0.50)
Year Ended 5/31/2018	$10.63	0.45	(0.04)	0.41	(0.49)	(0.49)
Year Ended 5/31/2017	$10.90	0.48	(0.27)	0.21	(0.48)	(0.48)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia High Yield Municipal Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2021	$11.04	14.64%	0.87%(c)	0.85%(c),(d)	3.41%	22%	$182,125
Year Ended 5/31/2020	$9.96	(3.41%)	0.88%(c),(e)	0.87%(c),(d),(e)	3.98%	46%	$164,388
Year Ended 5/31/2019	$10.74	6.42%	0.88%	0.85%(d)	4.16%	35%	$172,655
Year Ended 5/31/2018	$10.56	3.68%	0.88%	0.85%(d)	4.04%	16%	$132,807
Year Ended 5/31/2017	$10.64	1.81%	0.90%(f)	0.84%(d),(f)	4.21%	21%	$130,917
Advisor Class
Year Ended 5/31/2021	$11.05	14.86%	0.68%(c)	0.65%(c),(d)	3.61%	22%	$12,442
Year Ended 5/31/2020	$9.97	(3.30%)	0.68%(c),(e)	0.67%(c),(d),(e)	4.17%	46%	$5,549
Year Ended 5/31/2019	$10.76	6.73%	0.68%	0.65%(d)	4.35%	35%	$5,318
Year Ended 5/31/2018	$10.57	3.89%	0.68%	0.65%(d)	4.24%	16%	$4,752
Year Ended 5/31/2017	$10.65	1.92%	0.71%(f)	0.64%(d),(f)	4.41%	21%	$3,753
Class C
Year Ended 5/31/2021	$11.04	13.94%	1.62%(c)	1.47%(c),(d)	2.80%	22%	$38,720
Year Ended 5/31/2020	$9.96	(4.04%)	1.63%(c),(e)	1.52%(c),(d),(e)	3.34%	46%	$42,578
Year Ended 5/31/2019	$10.74	5.73%	1.63%	1.50%(d)	3.50%	35%	$51,214
Year Ended 5/31/2018	$10.56	3.01%	1.63%	1.50%(d)	3.39%	16%	$49,519
Year Ended 5/31/2017	$10.64	1.15%	1.65%(f)	1.48%(d),(f)	3.58%	21%	$51,775
Institutional Class
Year Ended 5/31/2021	$11.05	14.97%	0.67%(c)	0.66%(c),(d)	3.61%	22%	$497,969
Year Ended 5/31/2020	$9.96	(3.31%)	0.68%(c),(e)	0.67%(c),(d),(e)	4.19%	46%	$481,793
Year Ended 5/31/2019	$10.75	6.73%	0.68%	0.65%(d)	4.35%	35%	$548,850
Year Ended 5/31/2018	$10.56	3.88%	0.68%	0.65%(d)	4.24%	16%	$562,972
Year Ended 5/31/2017	$10.64	2.01%	0.70%(f)	0.64%(d),(f)	4.43%	21%	$604,031
Institutional 2 Class
Year Ended 5/31/2021	$11.04	15.03%	0.64%(c)	0.62%(c)	3.64%	22%	$27,815
Year Ended 5/31/2020	$9.95	(3.28%)	0.64%(c),(e)	0.63%(c),(e)	4.13%	46%	$15,702
Year Ended 5/31/2019	$10.74	6.78%	0.63%	0.60%	4.40%	35%	$10,868
Year Ended 5/31/2018	$10.55	3.92%	0.63%	0.59%	4.30%	16%	$7,767
Year Ended 5/31/2017	$10.63	2.00%	0.61%(f)	0.56%(f)	4.48%	21%	$5,469
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2021	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2021	$9.98	0.39	1.09	1.48	(0.39)	(0.39)
Year Ended 5/31/2020	$10.77	0.45	(0.78)	(0.33)	(0.46)	(0.46)
Year Ended 5/31/2019	$10.58	0.47	0.23	0.70	(0.51)	(0.51)
Year Ended 5/31/2018	$10.66	0.46	(0.04)	0.42	(0.50)	(0.50)
Year Ended 5/31/2017(g)	$10.48	0.12	0.18(h)	0.30	(0.12)	(0.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
05/31/2017	0.02%	0.02%	0.03%	0.02%	0.02%

(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(i)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia High Yield Municipal Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2021	$11.07	15.05%	0.59%(c)	0.57%(c)	3.69%	22%	$2,838
Year Ended 5/31/2020	$9.98	(3.21%)	0.59%(c),(e)	0.58%(c),(e)	4.26%	46%	$2,170
Year Ended 5/31/2019	$10.77	6.83%	0.59%	0.56%	4.45%	35%	$1,933
Year Ended 5/31/2018	$10.58	3.99%	0.59%	0.55%	4.41%	16%	$1,533
Year Ended 5/31/2017(g)	$10.66	2.86%	0.61%(i)	0.53%(i)	4.62%(i)	21%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2021	31

Notes to Financial Statements
May 31, 2021
Note 1. Organization
Columbia High Yield Municipal Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
32	Columbia High Yield Municipal Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
Columbia High Yield Municipal Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
May 31, 2021
broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	51,574
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	8,127,491

34	Columbia High Yield Municipal Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
*	Based on the ending daily outstanding amounts for the year ended May 31, 2021.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Inverse floater program
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at May 31, 2021 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended May 31, 2021, the average daily value of short-term floating rate notes outstanding for the days held was $6,240,000 and the average interest rate and fees related to these short-term floating rate notes were 0.14% and 0.49%, respectively. At May 31, 2021, the Fund did not have any short-term floating rate notes outstanding.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Columbia High Yield Municipal Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
May 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.54% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2021 was 0.54% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
36	Columbia High Yield Municipal Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $340.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Columbia High Yield Municipal Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
May 31, 2021
Effective September 1, 2020, the Distributor has contractually agreed to waive a portion of the distribution fee for Class C shares through September 30, 2021 so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated at the sole discretion of the Board of Trustees. Prior to September 1, 2020, the Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.65% annually of the average daily net assets attributable to Class C shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	107,569
Class C	—	1.00(b)	2,196

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	0.85%	0.86%
Advisor Class	0.65	0.66
Class C	1.60	1.61
Institutional Class	0.65	0.66
Institutional 2 Class	0.61	0.62
Institutional 3 Class	0.56	0.57
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
38	Columbia High Yield Municipal Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
At May 31, 2021, these differences were primarily due to differing treatment for trustees’ deferred compensation, tax straddles, distributions, principal and/or interest of fixed income securities, capital loss carryforward and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(2)	2	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2021				Year Ended May 31, 2020
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
91,385	25,561,006	—	25,652,391	622,469	32,596,905	—	33,219,374
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	9,684,274	—	(8,868,171)	42,076,158
At May 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
717,161,925	66,299,648	(24,223,490)	42,076,158
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(791,555)	(8,076,616)	(8,868,171)	5,850,954
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia High Yield Municipal Fund | Annual Report 2021	39

Notes to Financial Statements  (continued)
May 31, 2021
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $156,274,112 and $162,946,848, respectively, for the year ended May 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2021.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments
40	Columbia High Yield Municipal Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Columbia High Yield Municipal Fund | Annual Report 2021	41

Notes to Financial Statements  (continued)
May 31, 2021
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and other natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At May 31, 2021, two unaffiliated shareholders of record owned 43.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 15.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
42	Columbia High Yield Municipal Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia High Yield Municipal Fund | Annual Report 2021	43

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia High Yield Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia High Yield Municipal Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
44	Columbia High Yield Municipal Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Exempt- interest dividends
99.64%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia High Yield Municipal Fund | Annual Report 2021	45

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
46	Columbia High Yield Municipal Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia High Yield Municipal Fund | Annual Report 2021	47

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
48	Columbia High Yield Municipal Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia High Yield Municipal Fund | Annual Report 2021	49

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
50	Columbia High Yield Municipal Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia High Yield Municipal Fund | Annual Report 2021	51

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust I elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust I, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	86,127,701,985	836,188,991	0
Kathleen Blatz	86,243,229,991	720,660,985	0
Pamela G. Carlton	86,264,105,441	699,785,535	0
Janet Langford Carrig	86,054,199,101	909,691,875	0
J. Kevin Connaughton	86,079,927,846	883,963,131	0
Olive M. Darragh	86,229,808,655	734,082,321	0
Patricia M. Flynn	86,198,477,183	765,413,793	0
Brian J. Gallagher	86,107,199,569	856,691,407	0
Douglas A. Hacker	85,856,681,960	1,107,209,016	0
Nancy T. Lukitsh	86,082,583,872	881,307,104	0
David M. Moffett	85,916,196,449	1,047,694,527	0
Catherine James Paglia	86,220,544,249	743,346,727	0
Anthony M. Santomero	86,032,441,166	931,449,811	0
Minor M. Shaw	86,027,511,771	936,379,205	0
Natalie A. Trunow	86,222,277,961	741,613,015	0
Sandra Yeager	86,214,429,708	749,461,268	0
Christopher O. Petersen	86,067,188,679	896,702,297	0
52	Columbia High Yield Municipal Fund | Annual Report 2021

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Columbia High Yield Municipal Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN161_05_L01_(07/21)

Annual Report
May 31, 2021
Columbia Adaptive Risk Allocation Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Adaptive Risk Allocation Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Adaptive Risk Allocation Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund pursues consistent total returns by seeking to allocate risks across multiple asset classes.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2015
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended May 31, 2021)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	06/19/12	19.17	8.72	6.13
	Including sales charges		12.27	7.44	5.43
Advisor Class*		10/01/14	19.38	8.99	6.33
Class C	Excluding sales charges	06/19/12	18.14	7.90	5.33
	Including sales charges		17.14	7.90	5.33
Institutional Class		06/19/12	19.40	8.97	6.39
Institutional 2 Class		06/19/12	19.38	8.98	6.43
Institutional 3 Class*		10/01/14	19.53	9.07	6.40
Class R		06/19/12	18.82	8.46	5.88
Modified Blended Benchmark			25.83	9.88	8.06
New Blended Benchmark			22.21	10.15	9.26
FTSE Three-Month U.S. Treasury Bill Index			0.09	1.14	0.67
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Modified Blended Benchmark consists of 60% MSCI ACWI (Net) and 40% Bloomberg Barclays Global Aggregate Bond Index.
The New Blended Benchmark consists of 60% MSCI ACWI (Net) Hedged to DM Currencies and 40% Bloomberg Barclays Global Aggregate Bond Index Hedged.
The Bloomberg Barclays Global Aggregate Bond Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
The Bloomberg Barclays Global Aggregate Bond Index Hedged is an unmanaged index that is comprised of several other Bloomberg Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar.
The MSCI ACWI (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI ACWI (Net) captures large and mid cap representation across 23 developed markets and 27 emerging markets countries.
The MSCI ACWI (Net) Hedged to DM Currencies represents a close estimation of the performance that can be achieved by hedging the currency exposures of all developed market exposures of its parent index, the MSCI ACWI, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD of developed market currencies by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid cap stocks across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries.
The FTSE Three-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of three-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
The “Bloomberg Barclays” indices will be re-branded as the “Bloomberg” indices effective August 24, 2021.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net) and MSCI ACWI (Net) Hedged to DM Currencies, which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Performance of a hypothetical $10,000 investment (June 19, 2012 — May 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Adaptive Risk Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
4	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Fund at a Glance   (continued)
Portfolio breakdown (%) (at May 31, 2021)
Alternative Strategies Funds	8.8
Common Stocks	7.0
Foreign Government Obligations	13.0
Inflation-Indexed Bonds	15.0
Money Market Funds(a)	33.5
Multi-Asset/Tactical Strategies Funds	0.2
Residential Mortgage-Backed Securities - Agency	5.1
U.S. Treasury Obligations	17.4
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $1.4 billion) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure by asset class categories (%)(a) (at May 31, 2021)
Equity Assets	44.2
Inflation-Hedging Assets	23.8
Spread Assets	34.1
Interest Rate Assets	49.4
(a) Percentages are based upon net assets. The percentages do not equal 100% due to the effects of leverage within the Fund’s portfolio. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. The Fund’s portfolio composition and its market exposure are subject to change. Inflation-Hedging Assets may include, but are not limited to, direct or indirect investments in commodity-related investments, including certain types of commodities-linked derivatives and notes, and U.S. and non-U.S. inflation-linked bonds. Interest Rate Assets generally include fixed-income securities issued by U.S. and non-U.S. governments. Spread Assets generally include any other fixed-income securities.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2021, the Fund’s Class A shares returned 19.17% excluding sales charges. While posting solid absolute gains, the Fund underperformed its Modified Blended Benchmark (60% MSCI ACWI (Net)/40% Bloomberg Barclays Global Aggregate Bond Index), which returned 25.83% for the same time period. The Fund also underperformed its New Blended Benchmark (60% MSCI ACWI (Net) Hedged to DM Currencies/40% Bloomberg Barclays Global Aggregate Hedged Index), which returned 22.21% for the time period. To compare, the FTSE Three-Month U.S. Treasury Bill Index returned 0.09% during the annual period. The Fund takes a risk-based approach to allocating assets across four primary segments of global capital markets – global equities, interest rate related fixed income, spread related fixed income, and inflation-hedged assets.
Market overview
U.S. equities delivered substantial gains for the 12 months ended May 31, 2021. Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve in the wake of the sharp COVID-19 related market plunge in March 2020 spurred markets to rally from the start of the period through to the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases, ongoing lockdowns, and stalled talks on further stimulus. Market participants, however, were buoyed by expectations that the rollout of multiple COVID-19 vaccines would correspond with a strong revival in economic activity. Passage of several rounds of fiscal stimulus, together with a still yet to be finalized infrastructure bill, provided a further boost to the economic outlook.
While the rally during the first half of the period was largely driven by outsize gains in faster growing market segments, such as mega-cap technology stocks, the second half of the year saw a rotation into more economically-sensitive, value-oriented market segments. For the annual reporting period, most major asset classes generated strong positive returns. Risk assets led the way, with U.S. equities outperforming international equities. Within the U.S. equity market, small-cap equities outperformed large-cap equities. U.S. Treasuries, which had served as a ballast during the sell-off related to the COVID-19 crisis, largely generated negative total returns during the period. The weakness in U.S. Treasury-related bonds was centered mostly in the mid-to-long end of the yield curve as rising interest rates impacted this segment of the Government bond market most acutely. Riskier segments of the fixed-income market, like high-yield corporate bonds, were rewarded as higher quality securities sold off.
The Fund uses a global risk allocation strategy and takes a flexible approach to allocating portfolio risk across multiple asset classes — equity securities, inflation-hedging assets, and fixed-income securities (generally consisting of fixed-income securities issued by governments, which are referred to as interest rate assets, and other fixed-income securities, which are referred to as spread assets). The Fund employs a market state classification process, based on multiple market-based indicators, to identify four distinct market environments and creates a policy portfolio with a strategic risk allocation for each environment that is intended to generate attractive risk-adjusted returns in that environment. Allocations of risk to asset classes may differ significantly across market state environments. While a global risk-balanced portfolio is what we expect the Fund to be in most often, other market states represent conditions when a risk-balanced approach may be less than ideal. In instances where our rules-based approach suggests deviation from balance across major risk contributors that comprise the portfolio’s allocations, the sought-after outcome for shareholders is improved risk-adjusted returns. This could be to protect capital in a weakening market or to more fully participate when market conditions are considered favorable. Once a policy portfolio is established, the Fund then employs a tactical overlay process driven by the Columbia Global Asset Allocation Team’s Investment Strategy Outlook.
The Fund’s notable detractors during the period
•	The Fund swiftly reduced exposure to equities during the latter part of first quarter 2020, during the COVID-19 pandemic-related market sell-off. However, while this de-risking meaningfully benefited shareholders in early 2020, the market state classification used by the Fund was slow to re-risk portfolio exposures, and this led to some detraction of relative performance versus traditional capital allocated 60/40 in blended benchmarks.
•	More recently, during the first quarter of 2021, swift upside pressure on medium-to-long-dated U.S. Treasury bond yields also hurt the Fund’s relative returns.
6	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
•	An underweight allocation to investment-grade corporate bonds served as a slight detractor of relative performance versus core sovereign/government sponsored debt which makes up a sizable portion of the fixed-income benchmark allocation.
The Fund’s notable contributors during the period
•	From a tactical standpoint, portfolio performance was driven favorably by overweight allocations to small-cap equity, emerging markets equity, U.S. equity, commodities, and high-yield corporate bonds. (Overweight allocations are in relation to neutral policy portfolio positioning and may not necessarily correspond to relative positioning versus a passive 60/40 blended benchmark.)
Derivative usage
During the annual period, the Fund used futures (including bond, currency, equity, index and interest rate futures), currency forwards and swaps (including credit default, credit default swap index, interest rate and total return swaps). The Fund used derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset. The Fund also used derivatives to manage its overall risk exposure and to obtain leverage (market exposure in excess of the Fund’s assets) within certain asset classes and during certain market environments in seeking to maintain attractive expected risk-adjusted returns while adhering to the Fund’s risk allocation framework. The use of derivatives allows the Fund to pursue its risk allocation objectives. On a stand-alone basis, the use of these derivatives had a positive impact on the Fund’s return.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Asset allocation does not assure a profit or protect against loss. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Short positions (where the underlying asset is not owned) can create unlimited risk. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Interest payments on inflation-protected securities may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities provide no income. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2020 — May 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,073.30	1,019.62	5.08	4.95	1.00
Advisor Class	1,000.00	1,000.00	1,074.60	1,020.84	3.82	3.72	0.75
Class C	1,000.00	1,000.00	1,069.50	1,015.94	8.88	8.65	1.75
Institutional Class	1,000.00	1,000.00	1,073.80	1,020.84	3.81	3.72	0.75
Institutional 2 Class	1,000.00	1,000.00	1,074.90	1,020.79	3.87	3.77	0.76
Institutional 3 Class	1,000.00	1,000.00	1,075.50	1,020.99	3.66	3.57	0.72
Class R	1,000.00	1,000.00	1,071.80	1,018.39	6.35	6.19	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Portfolio of Investments
May 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 8.8%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	17,404,684	373,852,606
Total Alternative Strategies Funds (Cost $285,844,124)		373,852,606

Common Stocks 7.0%
Issuer	Shares	Value ($)
Consumer Discretionary 0.1%
Hotels, Restaurants & Leisure 0.1%
Marriott International, Inc., Class A(b)	27,211	3,906,955
Total Consumer Discretionary		3,906,955
Real Estate 6.9%
Equity Real Estate Investment Trusts (REITS) 6.9%
Alexandria Real Estate Equities, Inc.	85,089	15,167,965
American Homes 4 Rent, Class A	280,254	10,669,270
American Tower Corp.	41,822	10,683,848
Americold Realty Trust	168,288	6,398,310
AvalonBay Communities, Inc.	64,460	13,339,352
Camden Property Trust	50,649	6,350,372
Centerspace	77,601	5,524,415
Coresite Realty Corp.	46,688	5,660,920
Corporate Office Properties Trust	136,968	3,780,317
CyrusOne, Inc.	27,804	2,050,545
Duke Realty Corp.	294,527	13,683,724
Equinix, Inc.	26,024	19,172,401
Equity LifeStyle Properties, Inc.	204,717	14,506,247
Extra Space Storage, Inc.	60,383	9,045,977
Federal Realty Investment Trust	113,047	12,925,794
First Industrial Realty Trust, Inc.	237,081	12,005,782
Four Corners Property Trust, Inc.	100,772	2,797,431
Gaming and Leisure Properties, Inc.	268,910	12,466,668
Healthpeak Properties, Inc.	233,047	7,779,109
Highwoods Properties, Inc.	120,305	5,495,532
Host Hotels & Resorts, Inc.(b)	526,357	9,037,550
Invitation Homes, Inc.	378,218	13,717,967
Life Storage, Inc.	117,624	11,696,530
Medical Properties Trust, Inc.	443,939	9,398,189
National Storage Affiliates Trust	103,098	4,752,818
Common Stocks (continued)
Issuer	Shares	Value ($)
Prologis, Inc.	108,162	12,745,810
SITE Centers Corp.	235,877	3,531,079
STORE Capital Corp.	309,123	10,633,831
Sun Communities, Inc.	50,468	8,449,352
Tanger Factory Outlet Centers, Inc.	309,968	5,433,739
Welltower, Inc.	220,099	16,456,802
Total		295,357,646
Total Real Estate		295,357,646
Total Common Stocks (Cost $246,700,743)		299,264,601

Foreign Government Obligations(c),(d) 13.0%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Canada 0.2%
Canadian Government Bond
06/01/2028	2.000%	CAD	10,108,000	8,833,191
Chile 1.2%
Bonos de la Tesoreria de la Republica en pesos
03/01/2026	4.500%	CLP	22,545,000,000	34,022,977
Bonos de la Tesoreria de la Republica en pesos(e)
09/01/2030	4.700%	CLP	11,315,000,000	16,770,251
Total				50,793,228
China 0.8%
China Government Bond
11/21/2029	3.130%	CNY	66,950,000	10,525,681
05/21/2030	2.680%	CNY	164,000,000	24,834,052
Total				35,359,733
France 1.3%
French Republic Government Bond OAT(e)
10/25/2027	2.750%	EUR	10,316,000	15,043,833
11/25/2028	0.750%	EUR	4,674,000	6,081,523
05/25/2045	3.250%	EUR	464	874
French Republic Government Bond OAT(e),(f)
11/25/2030	0.000%	EUR	28,476,000	34,470,459
Total				55,596,689
Indonesia 0.3%
Indonesia Treasury Bond
09/15/2030	7.000%	IDR	173,838,000,000	12,634,062
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
May 31, 2021
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Italy 0.1%
Italy Buoni Poliennali Del Tesoro(e)
03/01/2047	2.700%	EUR	3,517,000	5,089,682
Japan 2.9%
Japan Government 20-Year Bond
06/20/2032	1.500%	JPY	23,300,000	243,941
09/20/2037	0.600%	JPY	549,150,000	5,212,053
06/20/2039	0.300%	JPY	692,250,000	6,191,844
12/20/2039	0.300%	JPY	195,950,000	1,745,813
06/20/2040	0.400%	JPY	4,048,000,000	36,631,564
Japan Government 30-Year Bond
03/20/2037	2.400%	JPY	288,250,000	3,468,969
03/20/2047	0.800%	JPY	604,150,000	5,780,972
06/20/2047	0.800%	JPY	337,300,000	3,223,873
09/20/2047	0.800%	JPY	594,800,000	5,680,834
03/20/2048	0.800%	JPY	585,450,000	5,585,234
03/20/2049	0.500%	JPY	354,700,000	3,123,037
06/20/2049	0.400%	JPY	595,200,000	5,092,145
12/20/2049	0.400%	JPY	136,600,000	1,163,326
06/20/2050	0.600%	JPY	4,252,000,000	38,104,324
09/20/2050	0.600%	JPY	377,000,000	3,374,004
Total				124,621,933
Mexico 1.4%
Mexican Bonos
05/31/2029	8.500%	MXN	558,663,300	31,525,614
Mexico Government International Bond
05/29/2031	7.750%	MXN	491,600,000	26,590,649
Total				58,116,263
New Zealand 1.0%
New Zealand Government Bond
05/15/2031	1.500%	NZD	58,254,000	40,823,100
South Africa 1.4%
Republic of South Africa Government Bond
12/21/2026	10.500%	ZAR	265,148,000	21,968,172
01/31/2030	8.000%	ZAR	533,227,000	36,572,311
Total				58,540,483
South Korea 1.1%
Korea Treasury Bond
12/10/2028	2.375%	KRW	17,210,000,000	16,001,204
06/10/2029	1.875%	KRW	16,731,000,000	14,953,949
06/10/2030	1.375%	KRW	17,600,000,000	14,933,599
Total				45,888,752
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Spain 0.5%
Spain Government Bond(e)
04/30/2029	1.450%	EUR	6,354,000	8,504,607
04/30/2030	0.500%	EUR	6,006,000	7,431,141
07/30/2041	4.700%	EUR	2,868,000	5,739,558
Total				21,675,306
United Kingdom 0.8%
United Kingdom Gilt(e)
10/22/2028	1.625%	GBP	10,885,000	16,599,587
06/07/2032	4.250%	GBP	5,928,000	11,341,493
01/22/2045	3.500%	GBP	3,257,133	6,706,499
Total				34,647,579
Total Foreign Government Obligations (Cost $533,619,989)				552,620,001

Inflation-Indexed Bonds(c) 15.0%

Australia 0.4%
Australia Government Bond(e)
11/21/2027	0.750%	AUD	4,233,705	3,643,947
08/21/2035	2.000%	AUD	3,409,911	3,424,145
08/21/2040	1.250%	AUD	2,091,042	1,924,654
Australia Government Index-Linked Bond(e)
09/20/2025	3.000%	AUD	10,064,326	9,335,684
Total				18,328,430
Brazil 0.1%
Brazil Notas do Tesouro Nacional Serie B
08/15/2026	6.000%	BRL	19,833,937	4,325,447
Canada 0.9%
Canadian Government Real Return Bond
12/01/2026	4.250%	CAD	17,369,694	18,833,935
12/01/2031	4.000%	CAD	7,729,168	9,453,103
12/01/2036	3.000%	CAD	5,266,069	6,432,573
12/01/2041	2.000%	CAD	4,741,020	5,400,759
Total				40,120,370
France 0.9%
France Government Bond OAT(e)
07/25/2030	0.700%	EUR	7,933,036	11,710,713
07/25/2032	3.150%	EUR	5,651,652	10,628,402
French Republic Government Bond OAT(e)
07/25/2024	0.250%	EUR	7,753,600	10,169,793
07/25/2040	1.800%	EUR	1,949,432	3,766,346
Total				36,275,254

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Inflation-Indexed Bonds(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Italy 0.3%
Italy Buoni Poliennali Del Tesoro(e)
09/15/2026	3.100%	EUR	3,168,246	4,754,291
05/15/2028	1.300%	EUR	2,756,382	3,843,274
09/15/2035	2.350%	EUR	972,524	1,607,225
09/15/2041	2.550%	EUR	675,841	1,226,914
Total				11,431,704
Japan 0.6%
Japanese Government CPI-Linked Bond
03/10/2026	0.100%	JPY	800,466,160	7,426,354
03/10/2027	0.100%	JPY	1,531,328,218	14,220,975
03/10/2028	0.100%	JPY	252,417,500	2,352,155
Total				23,999,484
Mexico 0.3%
Mexican Udibonos
11/30/2028	4.000%	MXN	232,937,739	13,057,905
New Zealand 0.2%
New Zealand Government Inflation-Linked Bond(e)
09/20/2030	3.000%	NZD	7,497,858	6,973,897
09/20/2035	2.500%	NZD	3,114,112	2,869,393
Total				9,843,290
South Africa 0.1%
Republic of South Africa Government Bond - CPI Linked
12/31/2050	2.500%	ZAR	83,807,735	4,440,306
United Kingdom 4.6%
United Kingdom Gilt Inflation-Linked Bond(e)
03/22/2024	0.125%	GBP	8,641,674	13,541,034
03/22/2029	0.125%	GBP	12,332,828	21,981,698
03/22/2034	0.750%	GBP	9,111,575	19,322,272
11/22/2037	1.125%	GBP	9,882,886	24,166,452
03/22/2044	0.125%	GBP	10,429,099	25,050,690
03/22/2052	0.250%	GBP	12,978,630	37,389,653
11/22/2056	0.125%	GBP	8,674,100	26,747,909
11/22/2065	0.125%	GBP	4,873,372	18,353,114
03/22/2068	0.125%	GBP	2,253,737	9,156,123
Total				195,708,945
United States 6.6%
U.S. Treasury Inflation-Indexed Bond
01/15/2022	0.125%		23,654,105	24,239,880
01/15/2024	0.625%		46,787,296	50,830,258
01/15/2025	0.250%		34,655,225	37,883,754
07/15/2027	0.375%		23,394,570	26,338,650
01/15/2028	0.500%		21,898,752	24,773,858
07/15/2028	0.750%		12,534,841	14,490,969
01/15/2029	0.875%		20,270,784	23,615,750
07/15/2029	0.250%		17,348,590	19,398,123
07/15/2030	0.125%		8,747,440	9,673,657
Inflation-Indexed Bonds(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/15/2032	3.375%	7,214,668	10,682,791
02/15/2042	0.750%	9,599,869	11,477,359
02/15/2043	0.625%	9,284,083	10,842,064
02/15/2045	0.750%	7,303,083	8,773,393
02/15/2048	1.000%	7,844,407	10,143,872
Total			283,164,378
Total Inflation-Indexed Bonds (Cost $567,790,056)			640,695,513

Multi-Asset/Tactical Strategies Funds 0.2%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	97,416	1,244,985
Columbia Solutions Conservative Portfolio(a)	629,542	6,754,982
Total Multi-Asset/Tactical Strategies Funds (Cost $7,827,906)		7,999,967

Residential Mortgage-Backed Securities - Agency 5.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association TBA(g)
06/21/2051	3.000%	18,750,000	19,561,523
06/21/2051	3.500%	19,050,000	20,009,569
06/21/2051	4.000%	16,520,000	17,524,106
Uniform Mortgage-Backed Security TBA(g)
06/17/2036	2.500%	12,248,328	12,787,542
06/17/2036- 06/14/2051	3.000%	33,300,000	34,840,782
06/14/2051	3.500%	32,230,000	34,019,646
06/14/2051	4.000%	36,000,000	38,456,719
06/14/2051	4.500%	37,800,000	40,786,348
Total Residential Mortgage-Backed Securities - Agency (Cost $218,687,232)			217,986,235

U.S. Treasury Obligations 17.3%

U.S. Treasury
08/31/2026	1.375%	22,249,000	22,850,418
08/15/2027	2.250%	32,673,000	34,988,189
11/15/2027	2.250%	31,548,000	33,768,684
08/15/2028	2.875%	79,203,500	87,990,138
11/15/2028	3.125%	26,771,100	30,230,428
05/15/2029	2.375%	26,004,000	27,950,237
08/15/2029	1.625%	100,050,500	101,723,219
11/15/2029	1.750%	25,254,000	25,901,134
02/15/2030	1.500%	24,906,000	24,956,590
08/15/2030	0.625%	171,228,000	157,877,567
11/15/2030	0.875%	90,496,000	85,151,080
02/15/2031	1.125%	109,937,000	105,505,165
Total U.S. Treasury Obligations (Cost $761,080,335)			738,892,849

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
May 31, 2021
Money Market Funds 33.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.042%(a),(h)	1,427,334,117	1,427,191,383
Total Money Market Funds (Cost $1,427,204,149)		1,427,191,383
Total Investments in Securities (Cost: $4,048,754,534)		4,258,503,155
Other Assets & Liabilities, Net		9,353,833
Net Assets		4,267,856,988
At May 31, 2021, securities and/or cash totaling $213,628,871 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
68,622,000 CNY	10,531,914 USD	Citi	06/11/2021	—	(242,773)
142,000,000,000 IDR	9,726,694 USD	Citi	06/11/2021	—	(202,372)
28,432,034,000 KRW	25,395,041 USD	Citi	06/11/2021	—	(106,617)
741,000 MXN	37,137 USD	Citi	06/11/2021	—	(26)
26,660,000 ZAR	1,892,964 USD	Citi	06/11/2021	—	(39,241)
36,900,030,000 CLP	51,862,305 USD	Goldman Sachs International	06/11/2021	935,319	—
76,658,420,000 IDR	5,250,936 USD	Goldman Sachs International	06/11/2021	—	(109,250)
149,389,097 GBP	207,187,557 USD	HSBC	06/11/2021	—	(4,820,732)
26,176,435,280 JPY	242,555,891 USD	HSBC	06/11/2021	4,213,977	—
1,461,099,000 MXN	73,242,098 USD	HSBC	06/11/2021	—	(37,253)
31,999,000 NOK	3,849,360 USD	HSBC	06/11/2021	23,031	—
70,906,000 NZD	50,986,122 USD	HSBC	06/11/2021	—	(376,904)
53,000 PLN	14,038 USD	HSBC	06/11/2021	—	(378)
436,807,000 SEK	52,071,844 USD	HSBC	06/11/2021	—	(533,026)
4,798,000 SGD	3,613,635 USD	HSBC	06/11/2021	—	(14,260)
41,904,430 USD	348,205,000 NOK	HSBC	06/11/2021	—	(267,294)
40,415,639 USD	339,325,000 SEK	HSBC	06/11/2021	449,428	—
724,565,000 ZAR	50,448,439 USD	HSBC	06/11/2021	—	(2,065,008)
115,397,000 AUD	89,265,362 USD	Morgan Stanley	06/11/2021	302,000	—
112,724,000 CAD	90,896,252 USD	Morgan Stanley	06/11/2021	—	(2,413,296)
108,811,000 CHF	119,087,638 USD	Morgan Stanley	06/11/2021	—	(1,908,942)
54,971,000 DKK	8,932,103 USD	Morgan Stanley	06/11/2021	—	(83,395)
1,202,000 EUR	1,468,640 USD	Morgan Stanley	06/11/2021	2,605	—
217,141,300 EUR	262,378,139 USD	Morgan Stanley	06/11/2021	—	(2,460,996)
51,841,000 GBP	71,792,532 USD	Morgan Stanley	06/11/2021	—	(1,778,578)
80,410,000 HKD	10,362,151 USD	Morgan Stanley	06/11/2021	1,023	—
40,493,468 USD	52,151,000 AUD	Morgan Stanley	06/11/2021	—	(288,538)
41,265,099 USD	51,571,000 CAD	Morgan Stanley	06/11/2021	1,423,829	—
42,147,264 USD	38,283,000 CHF	Morgan Stanley	06/11/2021	422,992	—
176,340,000 ZAR	12,284,222 USD	Morgan Stanley	06/11/2021	—	(496,166)
23,334,000 BRL	4,268,982 USD	Standard Chartered	06/11/2021	—	(204,371)
159,739,000 CNY	24,516,768 USD	Standard Chartered	06/11/2021	—	(564,659)
22,705,072,000 KRW	20,368,774 USD	Standard Chartered	06/11/2021	3,823	—
Total				7,778,027	(19,014,075)

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 10-Year Bond	980	06/2021	AUD	137,370,304	1,521,549	—
Canadian Government 10-Year Bond	732	09/2021	CAD	105,591,000	90,797	—
Euro Buxl	41	06/2021	EUR	8,240,180	—	(383,562)
Euro-BTP	245	06/2021	EUR	36,098,300	—	(365,945)
Euro-Bund	77	06/2021	EUR	13,085,380	—	(138,777)
Euro-OAT	346	06/2021	EUR	55,505,320	—	(732,911)
Long Gilt	534	09/2021	GBP	67,951,500	—	(92,020)
MSCI EAFE Index	3,354	06/2021	USD	391,914,900	22,568,415	—
MSCI Emerging Markets Index	3,451	06/2021	USD	234,823,295	4,672,103	—
Russell 2000 Index E-mini	368	06/2021	USD	41,742,240	—	(1,480,855)
S&P 500 Index E-mini	4,118	06/2021	USD	865,274,160	55,499,308	—
S&P/TSX 60 Index	226	06/2021	CAD	53,688,560	2,754,926	—
U.S. Long Bond	321	09/2021	USD	50,246,531	353,199	—
U.S. Treasury 10-Year Note	1,475	09/2021	USD	194,607,813	503,860	—
U.S. Treasury 5-Year Note	238	09/2021	USD	29,476,672	49,715	—
U.S. Ultra Bond 10-Year Note	799	09/2021	USD	115,817,547	521,778	—
Total					88,535,650	(3,194,070)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 35	Morgan Stanley	06/20/2026	1.000	Quarterly	1.601	USD	346,310,000	2,051,231	—	—	2,051,231	—
Markit CDX North America High Yield Index, Series 36	Morgan Stanley	06/20/2026	5.000	Quarterly	2.869	USD	685,376,000	15,060,873	—	—	15,060,873	—
Markit CDX North America Investment Grade Index, Series 36	Morgan Stanley	06/20/2026	1.000	Quarterly	0.507	USD	204,310,000	1,104,970	—	—	1,104,970	—
Total								18,217,074	—	—	18,217,074	—

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
May 31, 2021
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	158,710,946	305,548,299	(184,737,085)	94,330,446	373,852,606	—	24,727,915	480,299	17,404,684
Columbia Short-Term Cash Fund, 0.042%
	1,221,418,023	4,437,502,328	(4,231,569,708)	(159,260)	1,427,191,383	—	(72,830)	1,674,291	1,427,334,117
Columbia Solutions Aggressive Portfolio
	—	1,135,878	—	109,107	1,244,985	—	—	—	97,416
Columbia Solutions Conservative Portfolio
	—	6,692,028	—	62,954	6,754,982	—	—	—	629,542
Total	1,380,128,969			94,343,247	1,809,043,956	—	24,655,085	2,154,590

(b)	Non-income producing investment.
(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	Principal and interest may not be guaranteed by a governmental entity.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2021, the total value of these securities amounted to $405,367,130, which represents 9.50% of total net assets.
(f)	Zero coupon bond.
(g)	Represents a security purchased on a when-issued basis.
(h)	The rate shown is the seven-day current annualized yield at May 31, 2021.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Portfolio of Investments  (continued)
May 31, 2021
Currency Legend  (continued)
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	373,852,606	—	—	—	373,852,606
Common Stocks
Consumer Discretionary	3,906,955	—	—	—	3,906,955
Real Estate	295,357,646	—	—	—	295,357,646
Total Common Stocks	299,264,601	—	—	—	299,264,601
Foreign Government Obligations	—	552,620,001	—	—	552,620,001
Inflation-Indexed Bonds	—	640,695,513	—	—	640,695,513
Multi-Asset/Tactical Strategies Funds	—	—	—	7,999,967	7,999,967
Residential Mortgage-Backed Securities - Agency	—	217,986,235	—	—	217,986,235
U.S. Treasury Obligations	738,892,849	—	—	—	738,892,849
Money Market Funds	1,427,191,383	—	—	—	1,427,191,383
Total Investments in Securities	2,839,201,439	1,411,301,749	—	7,999,967	4,258,503,155
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
May 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Asset
Forward Foreign Currency Exchange Contracts	—	7,778,027	—	—	7,778,027
Futures Contracts	88,535,650	—	—	—	88,535,650
Swap Contracts	—	18,217,074	—	—	18,217,074
Liability
Forward Foreign Currency Exchange Contracts	—	(19,014,075)	—	—	(19,014,075)
Futures Contracts	(3,194,070)	—	—	—	(3,194,070)
Total	2,924,543,019	1,418,282,775	—	7,999,967	4,350,825,761
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Statement of Assets and Liabilities
May 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,327,878,355)	$2,449,459,199
Affiliated issuers (cost $1,720,876,179)	1,809,043,956
Foreign currency (cost $9,522,777)	9,667,072
Cash collateral held at broker for:
Forward foreign currency exchange contracts	530,000
TBA	467,000
Margin deposits on:
Futures contracts	104,492,983
Swap contracts	108,138,888
Unrealized appreciation on forward foreign currency exchange contracts	7,778,027
Receivable for:
Capital shares sold	7,103,731
Dividends	260,685
Interest	9,841,368
Foreign tax reclaims	116,591
Variation margin for futures contracts	3,846,572
Variation margin for swap contracts	957,990
Prepaid expenses	52,299
Trustees’ deferred compensation plan	137,945
Total assets	4,511,894,306
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	19,014,075
Payable for:
Investments purchased on a delayed delivery basis	218,997,704
Capital shares purchased	4,969,190
Variation margin for futures contracts	555,816
Management services fees	77,467
Distribution and/or service fees	4,302
Transfer agent fees	149,964
Compensation of board members	13,850
Compensation of chief compliance officer	192
Other expenses	116,813
Trustees’ deferred compensation plan	137,945
Total liabilities	244,037,318
Net assets applicable to outstanding capital stock	$4,267,856,988
Represented by
Paid in capital	3,743,273,914
Total distributable earnings (loss)	524,583,074
Total - representing net assets applicable to outstanding capital stock	$4,267,856,988
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	17

Statement of Assets and Liabilities  (continued)
May 31, 2021
Class A
Net assets	$175,014,535
Shares outstanding	14,465,780
Net asset value per share	$12.10
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.84
Advisor Class
Net assets	$61,716,476
Shares outstanding	5,090,878
Net asset value per share	$12.12
Class C
Net assets	$113,244,957
Shares outstanding	9,786,643
Net asset value per share	$11.57
Institutional Class
Net assets	$3,831,565,339
Shares outstanding	316,293,933
Net asset value per share	$12.11
Institutional 2 Class
Net assets	$64,418,152
Shares outstanding	5,303,029
Net asset value per share	$12.15
Institutional 3 Class
Net assets	$21,369,378
Shares outstanding	1,758,029
Net asset value per share	$12.16
Class R
Net assets	$528,151
Shares outstanding	44,133
Net asset value per share	$11.97
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Statement of Operations
Year Ended May 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$7,872,462
Dividends — affiliated issuers	2,154,590
Interest	26,132,273
Foreign taxes withheld	(355,731)
Total income	35,803,594
Expenses:
Management services fees	25,630,626
Distribution and/or service fees
Class A	398,746
Class C	1,047,902
Class R	2,248
Transfer agent fees
Class A	76,298
Advisor Class	23,756
Class C	50,135
Institutional Class	1,636,032
Institutional 2 Class	30,846
Institutional 3 Class	2,331
Class R	215
Compensation of board members	71,660
Custodian fees	231,478
Printing and postage fees	111,914
Registration fees	271,385
Audit fees	49,500
Legal fees	78,429
Interest on collateral	124,890
Compensation of chief compliance officer	1,165
Other	118,694
Total expenses	29,958,250
Net investment income	5,845,344
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	34,591,457
Investments — affiliated issuers	24,655,085
Foreign currency translations	1,949,519
Forward foreign currency exchange contracts	(106,345,999)
Futures contracts	423,653,580
Swap contracts	85,412,648
Net realized gain	463,916,290
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	58,656,389
Investments — affiliated issuers	94,343,247
Foreign currency translations	232,552
Forward foreign currency exchange contracts	9,741,782
Futures contracts	30,117,333
Swap contracts	3,567,452
Net change in unrealized appreciation (depreciation)	196,658,755
Net realized and unrealized gain	660,575,045
Net increase in net assets resulting from operations	$666,420,389
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	19

Statement of Changes in Net Assets
	Year Ended May 31, 2021	Year Ended May 31, 2020
Operations
Net investment income	$5,845,344	$28,628,287
Net realized gain	463,916,290	30,429,226
Net change in unrealized appreciation (depreciation)	196,658,755	107,869,576
Net increase in net assets resulting from operations	666,420,389	166,927,089
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,548,063)	(9,500,451)
Advisor Class	(1,159,036)	(2,950,003)
Class C	(616,774)	(6,518,987)
Institutional Class	(75,347,293)	(193,500,858)
Institutional 2 Class	(1,180,953)	(2,241,416)
Institutional 3 Class	(435,933)	(1,052,791)
Class R	(2,542)	(24,678)
Total distributions to shareholders	(80,290,594)	(215,789,184)
Increase in net assets from capital stock activity	505,297,035	325,270,491
Total increase in net assets	1,091,426,830	276,408,396
Net assets at beginning of year	3,176,430,158	2,900,021,762
Net assets at end of year	$4,267,856,988	$3,176,430,158
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2021		May 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,511,911	39,359,283	3,643,924	38,491,878
Distributions reinvested	129,351	1,481,063	870,313	9,242,723
Redemptions	(2,932,206)	(33,082,610)	(2,263,188)	(23,881,177)
Net increase	709,056	7,757,736	2,251,049	23,853,424
Advisor Class
Subscriptions	3,605,975	41,235,461	2,138,940	22,909,172
Distributions reinvested	101,116	1,158,793	274,751	2,948,085
Redemptions	(2,600,008)	(29,970,824)	(1,312,832)	(13,787,328)
Net increase	1,107,083	12,423,430	1,100,859	12,069,929
Class C
Subscriptions	1,740,304	18,919,109	1,727,484	17,550,503
Distributions reinvested	54,694	601,087	623,361	6,376,981
Redemptions	(1,666,684)	(18,196,912)	(2,107,898)	(21,508,517)
Net increase	128,314	1,323,284	242,947	2,418,967
Institutional Class
Subscriptions	99,516,165	1,122,158,944	71,682,680	759,486,708
Distributions reinvested	6,403,075	73,315,210	17,517,511	187,787,720
Redemptions	(64,186,723)	(733,957,702)	(62,974,993)	(679,443,998)
Net increase	41,732,517	461,516,452	26,225,198	267,830,430
Institutional 2 Class
Subscriptions	4,384,916	50,120,358	2,778,130	29,854,974
Distributions reinvested	102,870	1,180,952	208,483	2,241,198
Redemptions	(2,922,457)	(33,482,213)	(1,368,060)	(14,372,694)
Net increase	1,565,329	17,819,097	1,618,553	17,723,478
Institutional 3 Class
Subscriptions	481,381	5,302,208	158,518	1,727,852
Distributions reinvested	37,934	435,867	97,734	1,052,591
Redemptions	(121,776)	(1,372,157)	(128,981)	(1,351,365)
Net increase	397,539	4,365,918	127,271	1,429,078
Class R
Subscriptions	10,730	117,004	4,351	46,482
Distributions reinvested	223	2,525	2,331	24,474
Redemptions	(2,663)	(28,411)	(11,908)	(125,771)
Net increase (decrease)	8,290	91,118	(5,226)	(54,815)
Total net increase	45,648,128	505,297,035	31,560,651	325,270,491
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2021	$10.25	(0.01)	1.97	—	1.96	(0.04)	(0.07)	(0.11)
Year Ended 5/31/2020	$10.44	0.08	0.51	—	0.59	(0.26)	(0.52)	(0.78)
Year Ended 5/31/2019	$10.81	0.20	0.01	—	0.21	(0.35)	(0.23)	(0.58)
Year Ended 5/31/2018	$10.83	0.04	0.72	—	0.76	—	(0.78)	(0.78)
Year Ended 5/31/2017	$10.01	(0.01)	1.03	0.00(e)	1.02	(0.10)	(0.10)	(0.20)
Advisor Class
Year Ended 5/31/2021	$10.37	0.02	1.98	—	2.00	(0.10)	(0.15)	(0.25)
Year Ended 5/31/2020	$10.55	0.10	0.53	—	0.63	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.92	0.23	0.01	—	0.24	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.92	0.07	0.71	—	0.78	(0.00)(e)	(0.78)	(0.78)
Year Ended 5/31/2017	$10.08	0.02	1.05	0.00(e)	1.07	(0.13)	(0.10)	(0.23)
Class C
Year Ended 5/31/2021	$9.85	(0.09)	1.87	—	1.78	—	(0.06)	(0.06)
Year Ended 5/31/2020	$10.05	0.00(e)	0.50	—	0.50	(0.18)	(0.52)	(0.70)
Year Ended 5/31/2019	$10.42	0.11	0.02	—	0.13	(0.27)	(0.23)	(0.50)
Year Ended 5/31/2018	$10.55	(0.04)	0.69	—	0.65	—	(0.78)	(0.78)
Year Ended 5/31/2017	$9.75	(0.08)	1.01	0.00(e)	0.93	(0.03)	(0.10)	(0.13)
Institutional Class
Year Ended 5/31/2021	$10.36	0.02	1.98	—	2.00	(0.10)	(0.15)	(0.25)
Year Ended 5/31/2020	$10.55	0.11	0.51	—	0.62	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.91	0.22	0.03	—	0.25	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.91	0.06	0.72	—	0.78	(0.00)(e)	(0.78)	(0.78)
Year Ended 5/31/2017	$10.08	0.05	1.01	0.00(e)	1.06	(0.13)	(0.10)	(0.23)
Institutional 2 Class
Year Ended 5/31/2021	$10.39	0.02	1.98	—	2.00	(0.10)	(0.14)	(0.24)
Year Ended 5/31/2020	$10.57	0.10	0.53	—	0.63	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.93	0.22	0.03	—	0.25	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.93	0.06	0.72	—	0.78	(0.00)(e)	(0.78)	(0.78)
Year Ended 5/31/2017	$10.10	0.03	1.03	0.00(e)	1.06	(0.13)	(0.10)	(0.23)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2021	$12.10	19.17%	1.00%(c)	1.00%(c)	(0.06%)	227%	$175,015
Year Ended 5/31/2020	$10.25	5.41%	1.01%(c)	1.01%(c),(d)	0.74%	314%	$141,074
Year Ended 5/31/2019	$10.44	2.33%	1.00%	1.00%(d)	1.87%	203%	$120,147
Year Ended 5/31/2018	$10.81	7.07%	0.99%	0.99%(d)	0.33%	210%	$132,920
Year Ended 5/31/2017	$10.83	10.35%(f)	0.99%	0.99%(d)	(0.07%)	396%	$100,790
Advisor Class
Year Ended 5/31/2021	$12.12	19.38%	0.75%(c)	0.75%(c)	0.20%	227%	$61,716
Year Ended 5/31/2020	$10.37	5.71%	0.76%(c)	0.76%(c),(d)	0.98%	314%	$41,312
Year Ended 5/31/2019	$10.55	2.58%	0.75%	0.75%(d)	2.14%	203%	$30,420
Year Ended 5/31/2018	$10.92	7.26%	0.74%	0.74%(d)	0.59%	210%	$19,764
Year Ended 5/31/2017	$10.92	10.75%(f)	0.74%	0.74%(d)	0.20%	396%	$11,580
Class C
Year Ended 5/31/2021	$11.57	18.14%	1.75%(c)	1.75%(c)	(0.80%)	227%	$113,245
Year Ended 5/31/2020	$9.85	4.73%	1.76%(c)	1.76%(c),(d)	0.00%	314%	$95,090
Year Ended 5/31/2019	$10.05	1.56%	1.75%	1.75%(d)	1.10%	203%	$94,648
Year Ended 5/31/2018	$10.42	6.19%	1.74%	1.74%(d)	(0.43%)	210%	$109,335
Year Ended 5/31/2017	$10.55	9.59%(f)	1.74%	1.74%(d)	(0.77%)	396%	$95,199
Institutional Class
Year Ended 5/31/2021	$12.11	19.40%	0.75%(c)	0.75%(c)	0.19%	227%	$3,831,565
Year Ended 5/31/2020	$10.36	5.62%	0.76%(c)	0.76%(c),(d)	1.00%	314%	$2,845,593
Year Ended 5/31/2019	$10.55	2.67%	0.75%	0.75%(d)	2.11%	203%	$2,618,924
Year Ended 5/31/2018	$10.91	7.26%	0.74%	0.74%(d)	0.59%	210%	$2,782,662
Year Ended 5/31/2017	$10.91	10.64%(f)	0.73%	0.73%(d)	0.46%	396%	$1,810,897
Institutional 2 Class
Year Ended 5/31/2021	$12.15	19.38%	0.76%(c)	0.76%(c)	0.17%	227%	$64,418
Year Ended 5/31/2020	$10.39	5.69%	0.77%(c)	0.77%(c)	0.95%	314%	$38,829
Year Ended 5/31/2019	$10.57	2.65%	0.76%	0.76%	2.10%	203%	$22,397
Year Ended 5/31/2018	$10.93	7.24%	0.75%	0.75%	0.57%	210%	$16,033
Year Ended 5/31/2017	$10.93	10.69%(f)	0.73%	0.73%	0.24%	396%	$7,177
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2021	$10.41	0.03	1.99	—	2.02	(0.11)	(0.16)	(0.27)
Year Ended 5/31/2020	$10.59	0.11	0.52	—	0.63	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.95	0.32	(0.07)(g)	—	0.25	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.95	0.07	0.72	—	0.79	(0.01)	(0.78)	(0.79)
Year Ended 5/31/2017	$10.11	0.03	1.05	0.00(e)	1.08	(0.14)	(0.10)	(0.24)
Class R
Year Ended 5/31/2021	$10.13	(0.03)	1.93	—	1.90	—	(0.06)	(0.06)
Year Ended 5/31/2020	$10.32	0.05	0.52	—	0.57	(0.24)	(0.52)	(0.76)
Year Ended 5/31/2019	$10.69	0.16	0.02	—	0.18	(0.32)	(0.23)	(0.55)
Year Ended 5/31/2018	$10.75	(0.01)	0.73	—	0.72	—	(0.78)	(0.78)
Year Ended 5/31/2017	$9.93	(0.03)	1.03	0.00(e)	1.00	(0.08)	(0.10)	(0.18)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.02%.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2021	$12.16	19.53%	0.71%(c)	0.71%(c)	0.23%	227%	$21,369
Year Ended 5/31/2020	$10.41	5.73%	0.72%(c)	0.72%(c)	1.04%	314%	$14,168
Year Ended 5/31/2019	$10.59	2.67%	0.71%	0.71%	3.02%	203%	$13,063
Year Ended 5/31/2018	$10.95	7.29%	0.69%	0.69%	0.65%	210%	$3
Year Ended 5/31/2017	$10.95	10.85%(f)	0.67%	0.67%	0.29%	396%	$3
Class R
Year Ended 5/31/2021	$11.97	18.82%	1.25%(c)	1.25%(c)	(0.31%)	227%	$528
Year Ended 5/31/2020	$10.13	5.22%	1.26%(c)	1.26%(c),(d)	0.51%	314%	$363
Year Ended 5/31/2019	$10.32	2.07%	1.25%	1.25%(d)	1.54%	203%	$424
Year Ended 5/31/2018	$10.69	6.75%	1.25%	1.25%(d)	(0.08%)	210%	$325
Year Ended 5/31/2017	$10.75	10.15%(f)	1.22%	1.22%(d)	(0.25%)	396%	$5,900
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	25

Notes to Financial Statements
May 31, 2021
Note 1. Organization
Columbia Adaptive Risk Allocation Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund invests significantly in shares of affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates as well as third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
26	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
May 31, 2021
obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
28	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
May 31, 2021
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
30	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Interest rate swap contracts
The Fund entered into interest rate swap transactions, which may include inflation rate swap contracts, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	18,217,074*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	85,494,752*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	7,778,027
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,040,898*
Total		114,530,751

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,480,855*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	19,014,075
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,713,215*
Total		22,208,145

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
May 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	85,876,644	85,876,644
Equity risk	—	459,097,149	—	459,097,149
Foreign exchange risk	(106,345,999)	—	—	(106,345,999)
Interest rate risk	—	(35,443,569)	(463,996)	(35,907,565)
Total	(106,345,999)	423,653,580	85,412,648	402,720,229

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	2,995,147	2,995,147
Equity risk	—	24,530,916	—	24,530,916
Foreign exchange risk	9,741,782	—	—	9,741,782
Interest rate risk	—	5,586,417	572,305	6,158,722
Total	9,741,782	30,117,333	3,567,452	43,426,567
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,414,540,921
Futures contracts — short	37,670,938
Credit default swap contracts — sell protection	1,377,549,414

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	6,480,288*	(11,328,489)*
Interest rate swap contracts	15,907**	(61,191)**

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
32	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2021:
	Citi ($)	Goldman Sachs ($)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	957,990	-	-	957,990
Forward foreign currency exchange contracts	-	935,319	4,686,436	-	2,152,449	3,823	7,778,027
Total assets	-	935,319	4,686,436	957,990	2,152,449	3,823	8,736,017
Liabilities
Forward foreign currency exchange contracts	591,029	109,250	8,114,855	-	9,429,911	769,030	19,014,075
Total financial and derivative net assets	(591,029)	826,069	(3,428,419)	957,990	(7,277,462)	(765,207)	(10,278,058)
Total collateral received (pledged) (c)	-	826,069	-	-	-	(530,000)	296,069
Net amount (d)	(591,029)	-	(3,428,419)	957,990	(7,277,462)	(235,207)	(10,574,127)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
May 31, 2021
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
34	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) a fee that declines from 0.06% to 0.03%, depending on asset levels, on assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management fee (or advisory fee, as applicable) to the Investment Manager, (ii) a fee that declines from 0.16% to 0.13%, depending on asset levels, on assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates and (iii) a fee that declines from 0.76% to 0.63%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including affiliated mutual funds, exchange-traded funds and closed-end funds advised by the Investment Manager that do not pay a management fee, third party closed-end funds, derivatives and individual securities. The effective management services fee rate for the year ended May 31, 2021 was 0.67% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
May 31, 2021
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.05
Advisor Class	0.05
Class C	0.05
Institutional Class	0.05
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.05
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2021, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	463,833
Class C	—	1.00(b)	4,462

36	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through September 30, 2021
Class A	1.25%
Advisor Class	1.00
Class C	2.00
Institutional Class	1.00
Institutional 2 Class	1.01
Institutional 3 Class	0.96
Class R	1.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, re-characterization of distributions for investments, swap investments, principal and/or interest of fixed income securities, distribution reclassifications, foreign capital gains tax, net operating loss reclassification, earnings and profits distributed to shareholders on the redemption of shares and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(51,297,844)	35,460,114	15,837,730
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
May 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2021			Year Ended May 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
58,672,674	21,617,920	80,290,594	171,063,896	44,725,288	215,789,184
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
171,879,221	196,387,791	—	156,144,963
At May 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
4,194,680,798	192,772,380	(36,627,417)	156,144,963
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $5,978,759,597 and $5,688,942,866, respectively, for the year ended May 31, 2021, of which $5,105,765,870 and $5,022,677,728, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
38	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	39

Notes to Financial Statements  (continued)
May 31, 2021
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted
40	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Notes to Financial Statements  (continued)
May 31, 2021
business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At May 31, 2021, affiliated shareholders of record owned 85.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	41

Notes to Financial Statements  (continued)
May 31, 2021
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
42	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Adaptive Risk Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Adaptive Risk Allocation Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	43

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Section 199A dividends	Capital gain dividend
4.98%	$237,774,164
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
44	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	45

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
46	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	47

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Mail Drop BX32 05228 Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
48	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	49

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
50	Columbia Adaptive Risk Allocation Fund | Annual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust I elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust I, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	86,127,701,985	836,188,991	0
Kathleen Blatz	86,243,229,991	720,660,985	0
Pamela G. Carlton	86,264,105,441	699,785,535	0
Janet Langford Carrig	86,054,199,101	909,691,875	0
J. Kevin Connaughton	86,079,927,846	883,963,131	0
Olive M. Darragh	86,229,808,655	734,082,321	0
Patricia M. Flynn	86,198,477,183	765,413,793	0
Brian J. Gallagher	86,107,199,569	856,691,407	0
Douglas A. Hacker	85,856,681,960	1,107,209,016	0
Nancy T. Lukitsh	86,082,583,872	881,307,104	0
David M. Moffett	85,916,196,449	1,047,694,527	0
Catherine James Paglia	86,220,544,249	743,346,727	0
Anthony M. Santomero	86,032,441,166	931,449,811	0
Minor M. Shaw	86,027,511,771	936,379,205	0
Natalie A. Trunow	86,222,277,961	741,613,015	0
Sandra Yeager	86,214,429,708	749,461,268	0
Christopher O. Petersen	86,067,188,679	896,702,297	0
Columbia Adaptive Risk Allocation Fund | Annual Report 2021	51

Columbia Adaptive Risk Allocation Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN214_05_L01_(07/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the four series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2021 and May 31, 2020 are approximately as follows:

20212020

$168,000              $162,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2021 and May 31, 2020 are approximately as follows:

2021	2020
$0	$1,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended May 31, 2021 and May 31, 2020, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2021 and May 31,

2020 are approximately as follows:

2021	2020
$0	$3,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended May 31, 2021 and May 31, 2020, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2021 and May 31, 2020 are approximately as follows:

2021	2020
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31,

2021 and May 31, 2020 are approximately as follows:

20212020

$520,000            $520,000

In fiscal years 2021 and 2020, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2021 and May 31,

2020 are approximately as follows:

20212020

$520,000              $524,500

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	July 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	July 22, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	July 22, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	July 22, 2021